SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

Dialogic Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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DIALOGIC INC.

1504 McCarthy Boulevard

Milpitas, California 95035

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 8, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of DIALOGIC INC., a Delaware corporation (the “Company”). The Annual Meeting will be held on Wednesday, August 8, 2012 at 10:00 a.m. local time at our executive offices located at 1504 McCarthy Boulevard, Milpitas, California 95035 for the following purposes:

1. To elect the three nominees for director named herein to hold office until the 2015 annual meeting of stockholders and until their successors are elected and qualified.

2. To approve the issuance of the shares of the Company’s common stock issuable upon the exercise of the warrants issued pursuant to the subscription agreement entered into by and among the Company and certain investors on March 22, 2012, as amended, as described in the accompanying proxy statement. A copy of the subscription agreement is attached as Annex A to the accompanying proxy statement.

3. To approve the issuance of the shares of the Company’s common stock issuable upon the conversion of the convertible notes issued pursuant to the securities purchase agreement entered into by and among the Company and certain investors on April 11, 2012, as amended, as described in the accompanying proxy statement. A copy of the securities purchase agreement is attached as Annex B to the accompanying proxy statement.

4. To approve a stock option exchange program that will permit eligible employees and directors to surrender certain outstanding stock options for cancellation in exchange for a new stock option to purchase a lesser number of shares, as described in the accompanying proxy statement.

5. To approve the Company’s Amended and Restated 2006 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 1,600,000 shares and to approve the plan’s performance criteria and award limits to enable certain incentive compensation under the plan to qualify as tax-deductible “performance-based compensation” within the meaning of Internal Revenue Code Section 162(m), as described in the accompanying proxy statement. A copy of the Company’s Amended and Restated 2006 Equity Incentive Plan is attached as Annex C to the accompanying proxy statement.

6. To ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2012.

7. To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is June 12, 2012. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Anthony Housefather

Anthony Housefather

Secretary

Milpitas, California

June 27, 2012

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on August 8, 2012 at 1504 McCarthy Boulevard, Milpitas, CA 95035.

The proxy statement and annual report to stockholders are available at

http://shareowner.mobular.net/shareowner/dlgc

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

DIALOGIC INC.

1504 McCarthy Boulevard

Milpitas, California 95035

PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 8, 2012

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of Dialogic Inc., which we sometimes refer to herein as the “Company” or “Dialogic,” is soliciting your proxy to vote at the 2012 Annual Meeting of Stockholders, or the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the Internet.

We intend to mail these proxy materials on or about July 6, 2012 to all stockholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The Annual Meeting will be held on August 8, 2012 at 10:00 a.m. local time at our executive offices located at 1504 McCarthy Boulevard, Milpitas, California 95035. Directions to the Annual Meeting may be found at www.dialogic.com/contact/. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on June 12, 2012 will be entitled to vote at the Annual Meeting. On this record date, there were 31,850,877 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on June 12, 2012 your shares were registered directly in your name with our transfer agent, Computershare Limited, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on June 12, 2012 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are six matters scheduled for a vote:

•	Proposal No. 1: Election of three directors to hold office until the 2015 annual meeting of stockholders and until their successors are elected and qualified;

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Proposal No. 2: Approval of the issuance of the shares of our common stock issuable upon the exercise of the warrants issued pursuant to the subscription agreement we entered into with certain investors on March 22, 2012, as amended on May 10, 2012, or the Subscription Agreement;

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Proposal No. 3: Approval of the issuance of the shares of our common stock issuable upon the conversion of the convertible notes issued pursuant to the securities purchase agreement we entered into with certain investors on April 11, 2012, as amended on May 10, 2012, or the Purchase Agreement;

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Proposal No. 4: Approval of a stock option exchange program that will permit eligible employees and directors to surrender certain outstanding stock options for cancellation in exchange for a new stock option to purchase a lesser number of shares;

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Proposal No. 5: Approval of our Amended and Restated 2006 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 1,600,000 shares and to approve the plan’s performance criteria and award limits to enable certain incentive compensation under the plan to qualify as tax-deductible “performance-based compensation” within the meaning of Internal Revenue Code Section 162(m); and

•

Proposal No. 6: Ratification of the selection by the Audit Committee of the Board of Directors, or the Audit Committee, of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2012.

What if another matter is properly brought before the Annual Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy through the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-866-540-5760, or 1-201-680-6599 from outside the United States and Canada, using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time on August 7, 2012 to be counted.

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To vote through the Internet, go to http://www.proxyvoting.com/dlgc to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time on August 7, 2012 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of June 12, 2012.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange, or the NYSE, deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 4 or Proposal No. 5 without your instructions, but may vote your shares on Proposal No. 6.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all three nominees for director, “For” the issuance of shares of our common stock upon the exercise of the warrants issued pursuant to the Subscription Agreement, “For” the issuance of shares of our common stock upon the conversion of the convertible notes issued pursuant to the Purchase Agreement, “For” the stock option exchange program, “For” our Amended and Restated 2006 Equity Incentive Plan, and “For” the ratification of the Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2012. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 1504 McCarthy Boulevard, Milpitas, California 95035.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by March 8, 2013 to our Corporate Secretary at 1504 McCarthy Boulevard, Milpitas, California 95035. However, if our 2013 annual meeting of stockholders is not held between July 9, 2013 and September 7, 2013, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, the proposal must be received by our Corporate Secretary at 1504 McCarthy

Boulevard, Milpitas, California 95035, between April 10, 2013 and May 10, 2013; provided, however, that if our annual meeting of stockholders is not held between July 9, 2013 and September 7, 2013, then the proposal must be received by our Corporate Secretary not earlier than 120 days prior to such annual meeting and not later than 90 days prior to such annual meeting or 10 days following the day on which public announcement of the date of such annual meeting is first made. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal No. 1, votes “For,” “Withhold” and broker non-votes and, for all other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for Proposal No. 2, Proposal No. 3, Proposal No. 4, Proposal No. 5 and Proposal No. 6 and will have the same effect as “Against” votes. Broker non-votes will be counted towards the vote total for Proposal No. 2 and Proposal No. 3 and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any other proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

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For the election of directors, the three nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome.

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To be approved, Proposal No. 2, approval of the issuance of shares of our common stock upon the exercise of the warrants issued pursuant to the Subscription Agreement, must receive “For” votes from the holders of a majority of shares present in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as “Against” votes.

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To be approved, Proposal No. 3, approval of the issuance of shares of our common stock upon the conversion of the convertible notes issued pursuant to the Purchase Agreement, must receive “For” votes from the holders of a majority of shares present in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as “Against” votes.

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To be approved, Proposal No. 4, approval of a stock option exchange program, must receive “For” votes from the holders of a majority of shares present in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

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To be approved, Proposal No. 5, approval of our Amended and Restated 2006 Equity Incentive Plan, must receive “For” votes from the holders of a majority of shares present in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

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To be approved, Proposal No. 6, ratification of the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2012, must receive “For” votes from the holders of a majority of shares present in person or by proxy and entitled to vote. If you

“Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect; however, Proposal No. 6 is considered a routine matter, and therefore no broker non-votes are expected to exist in connection with Proposal No. 6.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting in person or represented by proxy. On the record date, there were 31,850,877 shares outstanding and entitled to vote. Thus, the holders of 15,925,439 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the Internet?

The proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2011 are available at http://shareowner.mobular.net/shareowner/dlgc.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors, or the Board, is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board presently has seven members. There are three directors in the class whose term of office expires at the Annual Meeting. Each of the nominees is currently a director of the Company and has been nominated for re-election by the Board. W. Michael West was previously elected by the stockholders. Dion Joannou, as well as Nick Jensen and Rajneesh Vig, were appointed to the Board in 2010 in connection with our business combination with Dialogic Corporation, a British Columbia corporation, in accordance with the terms of an acquisition agreement, dated May 12, 2010, which we refer to herein as the Business Combination. Patrick Jones and Giovani Richard Piasentin were appointed to the Board in June 2012. Nick DeRoma was appointed to the Board in March 2012. Alex Guira, Hazem Ben-Gacem and Mikael Konnerup were also appointed to the Board in 2010 in connection with the Business Combination; however, Mr. Guira resigned from the Board in June 2012 and Messrs. Ben-Gacem and Konnerup resigned from the Board in April 2012. Ming Him Chan was appointed to the Board in April 2012, but resigned in June 2012. Messrs. DeRoma, Joannou, Piasentin and Vig have agreed to be Board designees of Tennenbaum Capital Partners upon stockholder approval of the issuance of the shares of common stock issuable upon conversion of the convertible notes issued pursuant to the Purchase Agreement, or the Notes, and the resulting conversion of the Notes, if it occurs, as described in Proposal No. 3 below.

If elected at the Annual Meeting, each of the nominees would serve until the 2015 annual meeting of stockholders and until his successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal. We encourage directors and nominees for director to attend the Annual Meeting. No directors attended the 2011 annual meeting of stockholders.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Proxies cannot be voted for more than three persons. The three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting. The brief biographies below also include information regarding the specific experience, qualifications, attributes or skills that led our Board to determine that the applicable director should serve as a member of our Board as of the date of this report.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2015 ANNUAL MEETING

Dion Joannou, age 46, has served as a member of the Board since 2010 and as a member of the board of directors of Dialogic Corporation since December 2007. He also serves on the board of directors of DuCool Ltd. and as an advisor to Towerbrook, a private equity group and one of our principal stockholders. Mr. Joannou previously served in various roles at Nortel Networks from 1993 to August 2007, including President of Nortel North America from August 2005 to August 2007. Mr. Joannou holds a B.A. in Marketing from Southern Illinois University and an MBA from the University of Miami. Mr. Joannou’s knowledge of the telecommunications industry and his marketing and sales experience are important to the Board.

Patrick S. Jones, age 67, has served as a member of the Board since June 2012. Mr. Jones has been a private investor since March 2001. From June 1998 to March 2001, Mr. Jones was the Senior Vice President and Chief Financial Officer of Gemplus International S.A. (now GEMALTO N.V.), or Gemplus, a provider of solutions empowered by smart cards. Prior to Gemplus, from March 1992 to June 1998, he was vice president and corporate controller at Intel Corporation, a producer of microchips, computing and communications products. Prior to that, Mr. Jones served as Chief Financial Officer of LSI Corporation (formerly known as LSI Logic), a semiconductor company. Mr. Jones has served as chairman of the boards of directors of Epocrates, Inc., a provider of clinical solutions to healthcare professionals and interactive services to the healthcare industry, since October 2005, and Lattice Semiconductor Corporation, a fabless semiconductor company, since January 2005. He has also served as a member of the boards of directors of Fluidigm Corporation, a microfluidic systems company, since March 2011, and InsideSecure SA, a fabless semiconductor company, since April 2006. Mr. Jones previously served on the boards of directors of Openwave Systems Inc., a telecom infrastructure software provider, from 2007 to 2012, Novell, Inc., an enterprise infrastructure software provider, from 2007 to 2011, Genesys SA, a provider of integrated multimedia conferencing and collaboration services, from 2001 to 2009, QRS Corporation, a technology company that serves the global retail trading community with collaborative commerce solutions, from 2003 to 2008, and Liberate Technologies, a provider of software for digital cable television systems, from 2003 to 2008. Mr. Jones received a B.A. from the University of Illinois and an MBA from St. Louis University. Mr. Jones’ financial and business experience is important to the Board.

W. Michael West, age 62, has served as a member of the Board since November 2007. Mr. West has served as a director of Extreme Networks, Inc., a provider of network infrastructure solutions and services, since August 30, 2006 and as the chairman of its board of directors from September 2004 until October 2006. From June 2003 to July 2004, Mr. West served as director of Larscom Incorporated, a telecommunications equipment provider. From April 2002 to June 2003, Mr. West served as Chief Executive Officer of VINA Technologies, Inc., a telecommunications equipment provider, and served as chairman of its board of directors from June 1999 to June 2003. From September 1997 to January 1998, Mr. West served as Executive Vice President for Lucent Technologies, a communications company. From February 1995 to July 1997, Mr. West was President, Chief Operating Officer and a director of Octel Communications, a telecommunications equipment provider, after having served as an Executive Vice President from September 1986 to February 1995. Mr. West held multiple positions at Rolm Corp, a telecommunications company, from 1979 to September 1986, most recently as general manager of the National Sales Division. Mr. West’s previous managerial experience and industry knowledge position him to make an effective contribution to the Board.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2013 ANNUAL MEETING

Giovani Richard Piasentin, age 43, has served as a member of the Board since June 2012. Mr. Piasentin has served as Vice President and Managing Director, U.S. Sales Marketing and Operations for Research In Motion, a wireless communications company, since September 2011. Prior to his current position, he served as Research In Motion’s Global Vice President, Commercial Operations from July 2009 to September 2011. From April to July 2009, he was an advisor to Matlin Patterson, a private equity firm, and he held various positions with Nortel from 1992 until April 2009, most recently that of Global Vice President, Commercial Operations & Sales Transformation from October 2006 until April 2009. Mr. Piasentin received a B.Sc. in Electrical Engineering from Queen’s University in Ontario and completed the Finance for Senior Leaders Program at the London Business School. Mr. Piasentin’s financial and business experience is important to the Board.

Nick Jensen, age 48, has served as chairman of the Board since 2010, and has been the chairman of Dialogic Corporation’s board of directors since April 2002. Mr. Jensen has served as president and chief executive officer of Dialogic Corporation since April 2002, and became our Chief Executive Officer in October 2010 in connection with the Business Combination. From 1998 to 2002 Mr. Jensen served as chief executive officer of i-data international a/s, a technology company and the then-parent company of Dialogic Corporation (then called Eicon Networks Corporation), when it filed for protection under Danish bankruptcy legislation in 2002. Dialogic Corporation simultaneously filed for protection in Canada under the Canadian Creditor Arrangement Act, or the CCAA. Dialogic Corporation’s plan of arrangement was approved by creditors and the Quebec Superior Court in November 2002, and it subsequently exited CCAA and returned to normal business operations. In 1987, Mr. Jensen co-founded Exatec A/S, a Danish distributor of computer components and products that was sold to Arrow Electronics Inc. in 1994. He then founded PnP Technology, a printer-interface company. Throughout his career, Mr. Jensen has been an active investor in IT companies, including Connect International (sold to Olicom A/S in 1992), Phase One Denmark A/S, Netlog A/S and Mermaid Technology A/S. Mr. Jensen’s business and management experience and deep understanding of the telecommunications industry in general, and the Dialogic business in particular, are important to the Board and make him an important asset to the combined Company.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2014 ANNUAL MEETING

Nick DeRoma, age 66, has served as a member of the Board since March 2012. From August 2009 to December 2011, Mr. DeRoma was Executive Vice President, Chief Legal and Compliance Officer at Alcoa Inc. Before joining the executive leadership team at Alcoa, Mr. DeRoma was a self-employed consultant as well as a partner at the executive search firm of Rosenzweig & Company from 2005 to August 2009. Mr. DeRoma also served as the Senior Vice President and Chief Legal Officer at Nortel Networks from 1998 to 2005. Earlier, he was employed by IBM for many years and served in numerous positions, including General Counsel-IBM North America, General Counsel-IBM Europe, Middle East, Africa, and General Counsel-IBM World Trade Asia. Mr. DeRoma holds a B.S in Finance, from the University of Connecticut and a J.D. from the William & Mary School of Law. In addition, he is a recipient of an Executive MBA from the Harvard School of Business, Harvard University. Mr. DeRoma’s experience in emerging markets and his strong background in legal and corporate compliance matters are important to the Board.

Rajneesh Vig, age 40, has served as a member of the Board since 2010 and as a member of board of directors of Dialogic Corporation since 2006. Since January 2011, Mr. Vig has served as a Managing Partner with Tennenbaum Capital Partners, where he also served as a Partner from 2009 to 2011 and Managing Director from 2007 to 2009. Prior to joining Tennenbaum, Mr. Vig was a Director in Deutsche Bank’s Global Markets division from June 2006 to October 2006 and a Director in the bank’s Technology Investment Banking group from September 1999 to May 2006. He also held positions before that at PricewaterhouseCoopers and Arthur Andersen. Mr. Vig received a B.A. in Economics and Political Science from Connecticut College and earned his MBA in Finance from New York University. He is also a licensed CPA and has successfully completed the CFA program. Mr. Vig’s financial experience and expertise in the debt market are important to the Board.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under the listing standards of The NASDAQ Stock Market LLC, or NASDAQ, a majority of the members of the Board qualify as “independent,” as affirmatively determined by the Board. The Board consults with our counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that the following five directors are independent directors within the meaning of the applicable NASDAQ listing standards: Messrs. DeRoma, Joannou, Jones, Piasentin and West. In addition, the Board determined that Messrs. Ben-Gacem, Guira and Konnerup were independent within the meaning of NASDAQ listing standards prior to their respective resignations in 2012. In making its determination, the Board considered Mr. Ben-Gacem’s and Mr. Guira’s relationships with Investcorp Technology Investment Group, which indirectly owns one of our principal stockholders, and Mr. Konnerup’s control of GW Invest ApS, one of our principal stockholders. In addition, the Board also considered the consulting relationship of Mr. Joannou with Dialogic Corporation, which is described under “Director Compensation” below. The Board does not believe that these stockholder relationships or consulting relationship interfered with Mr. Ben-Gacem’s, Mr. Guira’s or Mr. Joannou’s exercise of independent judgment in carrying out his responsibilities as director. The Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company or had any material relationship with the Company other than as detailed below.

Mr. Jensen, our Chief Executive Officer, is not an independent director by virtue of his employment with the Company. Messrs. Vig is not, and Chan was not, an independent director as a result of their employment with Tennenbaum Capital Partners, which is party to certain of our debt transactions, as described in greater detail under in Proposal No. 3 and Proposal No. 4 below. In addition, Doug Sabella, our former President and Chief Operating Officer, was not an independent director prior to his resignation from the Board in December 2011 by virtue of his employment with the Company.

BOARD LEADERSHIP STRUCTURE

The Board is currently chaired by our Chief Executive Officer, Mr. Jensen, and Mr. Joannou serves as lead independent director of the Board.

We believe that combining the positions of Chief Executive Officer and Chairman helps to ensure that the Board and management act with a common purpose. In our view, separating the positions of Chairman and Chief Executive Officer creates the potential to give rise to divided leadership, which could interfere with good decision making or weaken our ability to develop and implement strategy. Instead, we believe that combining the positions of Chairman and Chief Executive Officer provides a single, clear chain of command to execute our strategic initiatives and business plans. In addition, we believe that a combined Chairman and Chief Executive Officer is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. We also believe that it is particularly advantageous to the stockholders to have Mr. Jensen in the combined position following the completion of the Business Combination given his extensive history with Dialogic Corporation, as compared to a relatively less informed independent Chairman.

The Board appointed Mr. Joannou, effective April 30, 2011, as the lead independent director to help reinforce the independence of the Board as a whole. The position of lead independent director has been structured to serve as an effective balance to a combined Chairman and Chief Executive Officer: the lead independent director is empowered to, among other duties and responsibilities, preside over and establish the agendas for meetings of the independent directors and act as a liaison between the Chairman and the independent directors. As a result, we believe that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, we believe the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Chairman, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors.

ROLE OF THE BOARD IN RISK OVERSIGHT

The Board has an active role in overseeing management of our risks, which it administers directly as well as through the various standing committees of the Board that monitor risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including information regarding our credit, liquidity and operations and the risks associated with each. The Audit

Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. The Nominating Committee manages risks associated with the independence of the Board and potential conflicts of interest and monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Compensation Committee of the Board, or the Compensation Committee, assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk taking. While each committee is responsible for evaluating certain risks and overseeing management of such risks, the entire Board is regularly informed through committee reports about such risks.

MEETINGS OF THE BOARD

The Board met 12 times during 2011. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served which were held during the portion of 2011 for which he was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD

The Board has three committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The following table provides current membership and meeting information for 2011 for each of the committees of the Board:

Name	Audit		Compensation		Nominating
W. Michael West(1)	X		X		X	**
Mikael Konnerup(2)	X	**			X	**
Alex Guira(3)	X	**			X	**
Hazem Ben-Gacem(2)			X	**
Dion Joannou(1)			X	*	X
Nick DeRoma(4)	X				X	*
Patrick Jones(5)	X	*			X
Giovani Richard Piasentin(6)			X
Total meetings in 2011	5		2		—

*	Committee Chairperson

**	Former Committee Member

(1)	In June 2012, the Board appointed Mr. Joannou to the Nominating Committee to replace Mr. West, who resigned from the Nominating Committee in June 2012.

(2)	In April 2012, Messrs. Ben-Gacem and Konnerup resigned from the Board, including from their respective memberships on the committees of the Board.

(3)	In June 2012, Mr. Guira resigned from the Board, including from his committee memberships on the committees of the Board.

(4)	In April 2012, Mr. DeRoma was appointed as a member of the Audit Committee. In May 2012, Mr. DeRoma was appointed chairman of the Nominating Committee.

(5)	In June 2012, Mr. Jones was appointed chairman of the Audit Committee and as a member of the Nominating Committee.

(6)	In June 2012, Mr. Piasentin was appointed as a member of the Compensation Committee.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of has determined that each member of each committee meets the applicable rules and regulations of the U.S. Securities and Exchange Commission, or the SEC, and NASDAQ rules and regulations regarding “independence,” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the engagement of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; reviews and approves or rejects transactions between the Company and any related persons; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent registered accounting firm, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Audit Committee is composed of three directors: Messrs. Jones, West and DeRoma. Messrs. Guira and Konnerup resigned as members of the Audit Committee in connection with their respective resignations from the Board in June 2012 and April 2012. The Audit Committee met five times during 2011. The Audit Committee has adopted a written charter that is available to stockholders on our website at www.dialogic.com. Information contained in, or accessible through, our website is not a part of this proxy statement.

The Board reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Audit Committee, as well as Messrs. Guira and Konnerup, are or were independent, as applicable (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standards). The Board has also determined that Mr. Guira qualified, until his resignation in June 2012, and Mr. Jones qualifies, as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Messrs. Jones’ and Guira’s levels of knowledge and experience based on a number of factors, including their respective formal education and experiences as senior executive officers with financial oversight functions.

Report of the Audit Committee of the Board of Directors(1)

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2011 with management of the Company. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.

Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Audit Committee

Alex Guira

W. Michael West

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee acts on behalf of the Board to review and approve our overall compensation strategy and policies, including to:

•	review and approve corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management;

•	recommend to the Board for approval the compensation plans and programs for the Company;

•	establish policies with respect to equity compensation arrangements;

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review and approve the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management;

•

recommend to the Board for determination and approval the compensation and other terms of employment of our Chief Executive Officer and evaluate the Chief Executive Officer’s performance in light of relevant corporate performance goals and objectives;

•	review and approve the individual and corporate performance goals and objectives of our other senior management;

•	recommend to the Board for determination and approval the compensation and other terms of employment of the other executive officers or senior management;

•

recommend to the Board the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs and administer these plans; and

•	review and establish appropriate insurance coverage for our directors and executive officers.

The Compensation Committee also reviews with management the Compensation Discussion and Analysis and determines whether to recommend that it be included in proxy statements and other filings, if required.

The Compensation Committee is currently composed of three directors: Messrs. Joannou, Piasentin and West. Mr. Ben-Gacem resigned as a member of the Compensation Committee in connection with his resignation from the Board in April 2012. All members of the Compensation Committee, as well as Mr. Ben-Gacem, are or were independent, as applicable (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). Each member of the Compensation Committee, as well as Mr. Ben-Gacem, is or was, as applicable, an “outside” director, as that term is defined in Section 162(m) of the Internal Revenue Code, or the Code, and a “non-employee” director within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met twice during 2011. The Compensation Committee has adopted a written charter that is available to stockholders on our website at www.dialogic.com. Information contained in, or accessible through, our website is not a part of this proxy statement.

Compensation Committee Processes and Procedures

The Compensation Committee determines and recommends compensation awards for our executive officers. The processes used by the Compensation Committee for the consideration and determination of executive officer and director compensation consist of the following:

•	regular meetings of the Compensation Committee to review and evaluate compensation matters; and

•	analyzing third party survey data in connection with evaluation of compensation matters.

The Compensation Committee meets as often as it deems necessary and appropriate, but not less frequently than once each year to review the compensation and awards of our executive officers and other employees, and otherwise perform its duties under its charter. The agenda for each meeting is usually developed by the chairman of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings. The members of management and other employees, including the Chief Executive Officer, may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding their compensation.

The process for determining compensation for each year generally begins in the prior year with a review and analysis of our total compensation philosophy to confirm the frame of reference which will be used in setting compensation for the upcoming year. This analysis also includes a determination of the composition of our peer group and the target levels of various components of compensation based on market data from such peer group. At the request of the Compensation Committee, a compensation consulting firm may assist with this analysis.

During 2010, the Compensation Committee utilized a compensation survey prepared by Radford Surveys + Consulting, or Radford, an independent compensation consulting firm, that provided industry data, as well as the services of a Radford compensation consultant, to assist in reviewing our overall compensation philosophy in comparison to market trends and industry standards, designing the peer group of companies for benchmarking and assessing competitive market data on executive compensation for 2011 executive compensation. Representatives from Radford attended certain Compensation Committee meetings in 2010 at the request of the Compensation Committee and made recommendations, including recommendations relating to executive compensation for 2011.

To provide additional information to support the Compensation Committee’s compensation decisions, our Chief Executive Officer typically provides annual recommendations to the Compensation Committee and discusses with the Board the compensation and performance of all named executive officers, excluding himself. Our Chief Executive Officer bases his recommendations in part upon annual performance reviews of our named executive officers, other than himself. The Compensation Committee evaluates our Chief Executive Officer’s performance reviews of our other named executive officers and provides input to the Chief Executive Officer regarding such reviews. Our Chief Executive Officer’s compensation is determined by the Compensation Committee, which analyzes our Chief Executive Officer’s performance.

Our Compensation Committee has endeavored to (1) target base salaries at levels that generally approximate the 50th percentile of our peer group, and approximate the 75th percentile for certain key positions, (2) set variable compensation at a level such that annual cash compensation assuming achievement of aggressive corporate and individual goals will be consistent with the 50th to 75th percentile of annual cash compensation at comparable companies in our peer group, and (3) ensure employees have a meaningful equity stake in the Company so that when stockholder value is created, employees share in that value creation.

In late 2010, the Compensation Committee reviewed executive compensation and in early 2011 approved certain adjustments to executive base salaries and certain equity awards, consisting of options and restricted stock units, for the year ended December 31, 2011 based on Radford’s recommendations. Other than in connection with certain promotions, new hires and resignations, the Compensation Committee took no further action regarding executive compensation in the remainder of 2011. In 2012, the Compensation Committee reviewed and recommended the option exchange program described in Proposal No. 4 below.

The Compensation Committee and the Board also periodically consider and determine director compensation with the input of our Chief Executive Officer and outside compensation consultants as they deem appropriate. For example, as discussed under “Director Compensation” below, in April 2011 and May 2012, the

Board reviewed our compensation policies for directors based on a study of director compensation policies at companies comparable to ours. As a result of such reviews, the Board adjusted our director compensation program in April 2011 to our current director compensation arrangements and in May 2012 to the director compensation arrangements to take effect on July 1, 2012, each as set forth under “Director Compensation.”

The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel as deemed necessary or appropriate by any member of the Compensation Committee to discharge his or her responsibilities thereunder. The Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors and consultants. In particular, the Compensation Committee has sole authority to retain and terminate any compensation consultant to assist in the evaluation of director, Chief Executive Officer or senior executive compensation, including sole authority to approve such consultant’s reasonable fees and other retention terms, all at our expense. The Compensation Committee has the authority to incur other reasonable expenditures for external resources that it deems necessary or appropriate in the performance of its duties. The Compensation Committee may form and delegate authority to subcommittees as appropriate, including, but not limited to, a subcommittee composed of one or more members of the Board to grant stock awards under our equity incentive plans to persons who are not (a) “Covered Employees” under Section 162(m) of the Code; (b) individuals with respect to whom the Company wishes to comply with Section 162(m) of the Code or (c) then subject to Section 16 of the Exchange Act.

Nominating and Corporate Governance Committee

The Nominating Committee is responsible for:

•

identifying, reviewing and evaluating candidates to serve as directors of the Company, reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board;

•

considering recommendations for Board nominees and proposals submitted by stockholders and establishing any policies, requirements, criteria and procedures, including policies and procedures to facilitate stockholder communications with the Board;

•	reviewing, discussing and assessing the performance of the Board, including Board committees;

•	making recommendations to the Board regarding the chairmanship and membership of the committees of the Board;

•	reviewing the compensation paid to non-employee directors for their service on the Board and its committees and recommending any changes for approval by the Board;

•

developing a set of corporate governance principles to be applicable to the Company and periodically review and assess these principles and their application, and shall recommend any changes deemed appropriate to the Board for its consideration;

•	periodically review our policy statements to determine their adherence to our Code of Conduct and Ethics;

•	oversee and review the processes and procedures used by us to provide information to the Board and its committees;

•

periodically review with the Chief Executive Officer the plans for succession to the offices of our executive officers and make recommendations to the Board with respect to the selection of appropriate individuals to succeed to these positions; and

•

review, discuss and assess its own performance at least annually and also periodically review and assess the adequacy of the its charter, including the its role and responsibilities as outlined in its charter, and recommend any proposed changes to the Board for its consideration.

The Nominating Committee is composed of three directors: Messrs. DeRoma, Joannou and Jones. Messrs. Guira and Konnerup resigned as members of the Nominating Committee in connection with their respective resignations from the Board in June 2012 and April 2012 and Mr. West resigned in June 2012. All members of the Nominating Committee, as well as Messrs. Guira, Konnerup and West, are or were independent, as applicable (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Nominating Committee did not meet in 2011. The Nominating Committee has adopted a written charter, which can be found on our website at www.dialogic.com. Information contained in, or accessible through, our website is not a part of this proxy statement.

The Nominating Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating Committee retains the right to modify these qualifications from time to time.

Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating Committee typically considers diversity, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating Committee also determines whether the nominee meets applicable independence requirements, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. In 2011, the Nominating Committee did not engage any third party to assist in the process of identifying or evaluating director candidates.

The Nominating Committee will consider director candidates recommended by stockholders. The Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating Committee at the following address: 1504 McCarthy Boulevard, Milpitas, California, 95035, at least 120 days prior to the anniversary date of the mailing of our proxy statement for the last annual meeting of stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our common stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. To date, the Nominating Committee has not received any such submission from a stockholder; however, Messrs. DeRoma, Joannou, Piasentin and Vig have agreed to be Board designees of Tennenbaum Capital Partners upon stockholder approval of the issuance of the shares of our common stock issuable upon conversion of the Notes, and the resulting conversion of the Notes, if it occurs, as requested in Proposal No. 3 below.

Stockholder Communications with the Board of Directors

The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to our Corporate Secretary at 1504 McCarthy Boulevard, Milpitas, California 95035. Our Corporate Secretary will review each communication and distribute such communication to the Board or to any individual director to whom the communication is addressed unless the communication is unduly hostile, threatening, illegal or similarly unsuitable, in which case, the material will be excluded, with the provision that any communication that is filtered out shall be made available to any non-management director upon request. Further information is available on our website at www.dialogic.com. Information contained in, or accessible through, our website is not a part of this proxy statement.

Code of Conduct and Ethics

We have adopted the Dialogic Inc. Code of Conduct and Ethics applicable to our directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer), and employees. The Code of Conduct and Ethics is available on our website at investor.dialogic.com/governance.cfm. Information contained in, or accessible through, our website is not a part of this proxy statement. We intend to promptly disclose (1) the nature of any amendment to our Code of Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (2) the nature of any waiver, including an implicit waiver, from a provision of our Code of Conduct and Ethics that is granted to one of these specified officers, the name of such person who is granted the waiver and the date of the waiver on our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Conduct and Ethics by posting such information on our website at the address and the locations specified above.

PROPOSAL NO. 2

APPROVAL OF THE ISSUANCE OF EQUITY SECURITIES IN CONNECTION WITH DEBT RESTRUCTURING

Background

In connection with the Business Combination, on October 1, 2010, Dialogic Corporation entered into a second amended and restated credit agreement dated as of October 1, 2010, as amended, or the Term Loan Agreement, with Obsidian, LLC, as agent, and Special Value Expansion Fund, LLC, Special Value Opportunities Fund, LLC and Tennenbaum Opportunities Partners V, LP as lenders, or, collectively, the Term Lenders. Tennenbaum Capital Partners, or TCP, a private equity firm, manages the funds of the Term Lenders. TCP also owned approximately 6.5% of our common stock as of December 31, 2011, which interest it originally acquired in Dialogic Corporation in 2006, and currently beneficially owns approximately 19.99% of our common stock. Mr. Vig, a Managing Partner for TCP, currently serves as a member of our Board, and during the year ended December 31, 2009, Mr. Vig also served as a member of Dialogic Corporation’s board of directors. Mr. Chan, a Principal for TCP, served as a member of our Board from April 2012 to June 2012.

On March 22, 2012, Dialogic Corporation entered into a third amended and restated Term Loan Agreement with Obsidian, LLC and the Term Lenders. In connection with entering into the third amended and restated Term Loan Agreement, on March 22, 2012, we issued to the Term Lenders warrants to purchase an aggregate of 18 million shares of our common stock, or the Warrants, with an exercise price of $1.00 per share, pursuant to the Subscription Agreement. The transactions contemplated by the third amended and restated Term Loan Agreement, the Warrants and related agreements are collectively referred to in this proxy statement as the Debt Restructuring. We are seeking the approval of our stockholders for the issuance of the shares of our common stock issuable upon the exercise of the Warrants in order to comply with the stockholder approval requirements of the NASDAQ listing standards.

NASDAQ Listing Standards; Stockholder Approval Requirements

We are subject to the NASDAQ listing standards because our common stock is listed on The NASDAQ Global Market. The potential issuance of the shares of our common stock underlying the Warrants implicates certain of the NASDAQ listing standards requiring prior stockholder approval in order to maintain our listing on The NASDAQ Global Market, including the following:

•	Rule 5635(b) of the NASDAQ listing standards, which requires stockholder approval when any issuance or potential issuance will result in a change of control of the issuer; and

•

Rule 5635(d) of the NASDAQ listing standards, which requires stockholder approval of any sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before such issuance for a price less than the greater of book or market value of the common stock at the time of such issuance.

NASDAQ has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b). However, NASDAQ has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control.

The Warrants are exercisable for common stock and, if fully exercised, would result in the acquisition by a single investor, together with its affiliates, of an amount of our common stock that could be sufficient to be deemed to constitute a change of control by NASDAQ for purposes of Rule 5635(b). As a result, the issuance of our common stock to any holder of a Warrant that may be deemed to exceed the share threshold constituting a change of control for purposes of Rule 5635(b) requires your approval. In addition, the issuance of the aggregate number of shares of common stock issuable by us upon exercise of the Warrants will result in the issuance by us of shares in excess of the 20% cap set by Rule 5635(d). As a result of certain anti-dilution provisions in the Warrants, the exercise price is deemed to be below the market value of our common stock on the date the Warrants were issued. Accordingly, we are seeking your approval of the issuance of the shares of our common stock issuable upon the exercise of the Warrants. Absent such approval, under the terms of the Warrants, we would not be obligated to issue shares of our common stock upon exercise of any Warrant that would result in the holder owning in excess of 19.99% of our outstanding common stock.

In addition, under Rule 5635(c) of the NASDAQ listing standards, to the extent that we issue equity securities to any of our executive officers or directors at a purchase price below the market value of our common stock on the date of such issuance, such issuances will be deemed by NASDAQ to be an executive compensation arrangement requiring stockholder approval. The Term Lenders, who are affiliated with a current and former member of our Board, Messrs. Vig and Chan, received Warrants under the Subscription Agreement. As noted above, as a result of certain anti-dilution provisions in the Warrants, the exercise price is deemed to be below the market value of our common stock on the date the Warrants were issued. Accordingly, by approving this proposal, you will be approving the issuance of the shares of common stock issuable upon exercise of the Warrants at a discounted purchase price.

Summary of the Debt Restructuring

The terms of the third amended and restated Term Loan Agreement, the Warrants and related agreements are complex and only summarized below. Although this proxy statement contains a summary of the material terms of the third amended and restated Term Loan Agreement, the Warrants and related agreements, stockholders can find further information about such documents in our Current Reports on Form 8-K, filed with the SEC on March 28, 2012 and May 11, 2012, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

Term Loan Agreement

Prior to the Debt Restructuring, Dialogic Corporation owed long-term debt to the Term Lenders in the amount of $89.9 million, or the Term Loan, with an original maturity date of September 30, 2013. The Term Loan bore interest, payable in cash, at a rate per annum equal to LIBOR (but in no event less than 2%) plus an applicable margin. The margin, which, as of December 31, 2011, was 11%, was based on our consolidated net leverage ratio. At December 31, 2011, the interest rate was 15% on the Term Loan. The Term Loan was also subject to the following provisions:

Voluntary and Mandatory Prepayments. The Term Loan could have been prepaid, in whole or in part, from time to time, subject to payment of (i) if prepaid prior to the first anniversary of the closing date, a make-whole amount that includes a 5% premium, (ii) if prepaid after the first but prior to the second anniversary of the closing date, a premium of 5% and (iii) if prepaid after the second anniversary of the closing date, a premium of 2%.

The Term Loan Agreement required Dialogic Corporation to offer to prepay the Term Loan out of the net proceeds of certain asset sales (including asset sales by us and our subsidiaries) at 100% of the principal amount of Term Loan prepaid, plus the prepayment premiums described above, subject to our right to reinvest some or all of the net proceeds in its business in lieu of prepayment. We were also required to prepay the Term Loan out of net proceeds from certain equity issuances, at 50% plus the prepayment premiums.

Guarantors. The Term Loan was guaranteed by us, Dialogic Corporation, Dialogic Networks (Israel) Ltd., and Veraz Networks LTDA, or, collectively, the Original Term Loan Guarantors.

Security. The Term Loan was secured by a pledge of all of our assets and of the Original Term Loan Guarantors, including all intellectual property, accounts receivable, inventory and capital stock in our direct and indirect subsidiaries (except for certain subsidiaries organized under the laws of countries other than the United States or Canada).

Other Terms. We and our subsidiaries were subject to various affirmative and negative covenants under the Term Loan Agreement, including restrictions on incurring additional debt and contingent liabilities, granting liens, making investments and acquisitions, paying dividends or making other distributions in respect of capital stock, selling assets and entering into mergers, consolidations and similar transactions, entering into transactions with affiliates and entering into sale and lease-back transactions. The Term Loan Agreement contained customary events of default, including our change in control without the Term Lenders consent.

Covenants. The following summarizes the financial covenants as defined in the Term Loan Agreement:

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Minimum Liquidity — Defined as liquidity consisting principally of cash and cash equivalents as adjusted, of at least $30.0 million as of December 31, 2011, March 31, 2012 and June 30, 2012; and $35.0 million as of September 30, 2012 and thereafter.

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Minimum EBITDA — Defined as earnings plus interest expense, taxes, depreciation, amortization, foreign exchange gain or loss and subject to certain additional adjustments in accordance with U.S. GAAP of at least $30.0 million for the four quarters ending December 31, 2011, March 31, 2012 and June 30 2012; $32.5 million for the four quarters ending September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013; $35.0 million for the four quarters ending September 30, 2013.

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Minimum Interest Coverage Ratio — Defined as the ratio of (i) Consolidated EBITDA for such period minus Consolidated Capital Expenditures for such period to (ii) Consolidated Interest Expense for such period and is not permitted to be less than the correlative ratio of 2 to 1 for the four quarters ending December 31 2011, March 31, 2012 and June 30, 2012, and 2.5:1 ratio for the four quarters ending September 30, 2012 and thereafter.

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Maximum Consolidated Total Leverage Ratio — Defined as the ratio of (i) the total consolidated debt outstanding at the end of the quarter to (ii) the consolidated EBITDA for such period and is not permitted to be greater than a ratio of 3.5 to 1 for the four quarters ending December 31 2011, March 31, 2012 and June 30, 2012; ratio of 3:0 to 1 for the four quarters ending September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013; ratio of 2.5:1 for the four quarters ending September 30, 2013.

Prior to the Debt Restructuring, we were not in compliance with any of the covenants under the Term Loan Agreement, and the Term Lenders had the right to accelerate the maturity date of Term Loan, including accrued interest, to be immediately due and payable. In March 2012, we obtained a letter from Obsidian, LLC and the Term Lenders confirming that they would not under any circumstances accelerate the maturity date of amounts due under the Term Loan Agreement on or before May 1, 2012.

Under the third amended and restated Term Loan Agreement, the Term Lenders waived our existing defaults under the Term Loan Agreement. The third amended and restated Term Loan Agreement also provides that the Term Lenders have at their discretion the ability to provide additional loans to Dialogic Corporation up to $10 million on the same terms of the Term Loans. As of May 30, 2012, we had received $4.0 million under this provision. In addition, the $3.0 million of interest on the Term Loans accrued through March 22, 2012 was added to the principal thereof.

Under the third amended and restated Term Loan Agreement, the maturity date of the Term Loan was extended to March 31, 2015 and now bears interest, payable quarterly in cash, at a rate of per annum of 10%, except that, in 2012 and thereafter if certain minimum cash requirements are not met, interest may be paid at the rate of 5% in cash with the remaining 5% added to principal and paid in kind. Under the third amended and restated Term Loan Agreement, the Term Loan is now subject to the following provisions:

Voluntary and Mandatory Prepayments. The Term Loan may be prepaid, in whole or in part, from time to time, subject to payment of (i) if prepaid prior to the first anniversary of the closing date, a premium of 5%, (ii) if prepaid after the first but prior to the second anniversary of the closing date, a premium of 2% and (iii) if prepaid after the second anniversary of the closing date, no premium is required.

The Term Loan Agreement requires Dialogic Corporation to offer to prepay the Term Loan out of the net proceeds of certain asset sales (including asset sales by us and our subsidiaries) at 100% of the principal amount of Term Loan prepaid, plus the prepayment premiums described above, subject to Dialogic Corporation’s right to retain proceeds of up to $1 million in the aggregate each fiscal year. Subject to the right to retain proceeds of up to $1.5 million in the aggregate in each fiscal year, Dialogic Corporation is also required to prepay the Term Loans out of 50% of the net proceeds from certain equity issuances by us and our subsidiaries, plus the prepayment premiums described above, except that no prepayment premium is required to be paid in respect to the first $35 million of net proceeds of an issuance of stock at a price of $1.25 per share or more.

Guarantors. The Term Loan is guaranteed by us, Dialogic US Inc., Dialogic Distribution Limited, Dialogic Manufacturing Limited, Dialogic Networks (Israel) Ltd., Dialogic do Brasil Comercio de Equipamentos Para Telecomunicacao Ltda. and certain of our U.S. subsidiaries, or, collectively, the New Term Loan Guarantors.

Security. The Term Loan is secured by a pledge of all of the assets of Dialogic Corporation and of the New Term Loan Guarantors, including all intellectual property, accounts receivable, inventory and capital stock in our direct and indirect subsidiaries.

Other Terms. We and our subsidiaries remain subject to various affirmative and negative covenants under the third amended and restated Term Loan Agreement, including restrictions on incurring additional debt and contingent liabilities, granting liens, making investments and acquisitions, paying dividends or making other distributions in respect of capital stock, selling assets and entering into mergers, consolidations and similar transactions, entering into transactions with affiliates and entering into sale and lease-back transactions. The Term Loan Agreement still contains customary events of default, including our change in control without the Term Lenders consent.

Covenants. The following summarizes the financial covenants as defined in the third amended and restated Term Loan Agreement:

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Minimum Liquidity — Defined as either liquidity of not less than $15.0 million or Qualified Cash (as defined in the third amended and restated Term Loan Agreement) of not less than $10.0 million as of March 31, 2013 and thereafter.

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Minimum EBITDA — Defined as earnings plus interest expense, taxes, depreciation, amortization, foreign exchange gain or loss and subject to certain additional adjustments in accordance with U.S. GAAP of at least $15.0 million for the four quarters ending March 31, 2013; $16.9 million for the four quarters ending June 30, 2013; $17.1 million for the four quarters ending September 30, 2013 and December 31, 2013; $18.1 million for the four quarters ending March 31, 2014; $19.4 million for the four quarters ending June 30, 2014; $20.9 million for the four quarters ending September 30, 2014; $22.6 million for the four quarters ending December 31, 2014; and $24.7 million for the four quarters ending March 31, 2015.

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Minimum Interest Coverage Ratio — Defined as the ratio of (i) Consolidated EBITDA for such period minus Consolidated Capital Expenditures for such period to (ii) Consolidated Interest Expense for such period and is not permitted to be less than the correlative ratio of 1.50 to 1 for the four quarters ending March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015.

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Maximum Consolidated Total Leverage Ratio — Defined as the ratio of (i) the total consolidated debt outstanding at the end of the quarter to (ii) the consolidated EBITDA for such period and is not permitted to be greater than a ratio of 4.40 to 1 for the four quarters ending March 31, 2013; ratio of 3.90 to 1 for the four quarters ending June 30, 2013; ratio of 3.80 to 1 for the four quarters ending September 30, 2013; ratio of 3.90 to 1 for the four quarters ended December 31, 2013; ratio of 3.60 to 1 for the four quarters ending March 31, 2014; ratio of 3.40 to 1 for the four quarters ending June 30, 2014; ratio of 3.20 to 1 for the four quarters ending September 30, 2014; ratio of 2.90 to 1 for the four quarters ending December 31, 2014; and ratio of 2.70 to 1 for the four quarters ending March 31, 2015.

Subscription Agreement and Warrants

In order to induce the Term Lenders to amend and restate the Term Loan Agreement on substantially improved terms, we agreed to issue to the Term Lenders the Warrants to purchase an aggregate of 18 million shares of our common stock pursuant to the Subscription Agreement. A copy of the Subscription Agreement, as publicly filed with the SEC, is attached as Annex A to this proxy statement. The Warrants may be exercised for a period of five years from the date of issuance at an exercise price of $1.00 per share. Under the terms of the Warrants, we are not obligated to issue shares of our common stock upon exercise of any Warrant that would result in the holder owning in excess of 19.99% of our outstanding common stock without the approval of our stockholders. However, under the terms of the Subscription Agreement, we agreed to use our reasonable best efforts to obtain stockholder approval by June 30, 2012; on May 10, 2012 the Subscription Agreement was amended to extend this deadline until August 15, 2012. If stockholder approval is not obtained by August 15, 2012, we have agreed to hold additional stockholder meetings each calendar quarter until stockholder approval is obtained. The Subscription Agreement contains customary representations, warranties, covenants and closing conditions by, among and for the benefit of the parties to the agreement.

Voting Agreement

In connection with the issuance of the Warrants, we and certain of our principal stockholders, or the Specified Stockholders, entered into Voting Agreements, pursuant to which the Specified Stockholders agreed to, among other things, vote their respective shares of our common stock in favor of the issuance of the shares of our common stock issuable upon exercise of the Warrants. Each Voting Agreement will terminate upon the earlier of (i) the mutual consent by the parties to the Voting Agreement or (ii) June 30, 2012. On May 10, 2012, the Voting Agreements were amended to extend the termination date to the earlier of (i) the mutual consent by the parties to the Voting Agreement or (ii) August 15, 2012.

Amendment of Registration Rights Agreement

Also in connection with the issuance of the Warrants, we entered into an amendment to our Registration Rights Agreement, dated as of October 1, 2010, pursuant to which we agreed to provide certain registration rights for the shares of our common stock issuable upon exercise of the Warrants.

Financial and Other Information

Our audited consolidated financial statements, management’s discussion and analysis of financial condition and results of operations are incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on April 16, 2012 and amended by Amendment No. 1 to our Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2012.

Consequences if Proposal No. 2 Is Approved

If this Proposal is approved and the Warrants become fully exercisable, the rights and privileges associated with any common stock issued upon exercise of the Warrants would be identical to the rights and privileges associated with the common stock held by our existing stockholders, except that the holders of the common stock issued upon the exercise of the Warrants would have the registration rights as described above. In addition, any issuances of our common stock upon exercise of the Warrants would result in substantial dilution to our stockholders, including significant dilution to their voting and economic interests.

Consequences if Proposal No. 2 Is Not Approved

If this Proposal is not approved at the Annual Meeting, we have agreed to hold additional stockholder meetings each calendar quarter until stockholder approval of the issuance of the shares of our common stock issuable upon exercise of the Warrants is obtained. However, in the event we are unable to obtain stockholder approval, we would be required to modify the terms of the Warrants issued to entities affiliated with members of our Board so that the exercise price of such Warrants is not deemed to be below the market value of our common stock on the date the Warrants were issued in order to comply with Rule 5635(c), or risk delisting from NASDAQ. In addition, under the terms of the Warrants, we will not be obligated to issue shares of our common stock upon exercise of any Warrant that would result in the holder owning in excess of 19.99% of our outstanding common stock until stockholder approval is obtained.

Required Vote and Recommendation of the Board

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the issuance of the shares of our common stock issuable upon exercise of the Warrants as described in this Proposal No. 2. In accordance with the NASDAQ listing standards, any shares of our common stock issued upon exercise of the Warrants will not be counted toward the vote total of Proposal No. 2 and will not be included in the number of shares outstanding for purposes of determining if a majority of the shares present and entitled to vote in person or by proxy have approved Proposal No. 2. Abstentions will be counted toward the tabulation of votes cast on this Proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum and will have the same effect as negative votes.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF PRIVATE PLACEMENT OF EQUITY SECURITIES

Background

On April 11, 2012, we entered into the Purchase Agreement with accredited investors, including certain related parties, providing for the sale and issuance of $39.5 million aggregate principal amount of Notes and one share of our Series D-1 Preferred Stock, or the Series D-1 Preferred Share, in a private placement, or the Private Placement, as more fully described below. The Notes are convertible into shares of our common stock. While the Series D-1 Preferred Share is not convertible, it carries certain Board designation rights, as described below. We are seeking the approval of our stockholders for the issuance of the shares of common stock issuable upon conversion of the Notes in order to comply with the stockholder approval requirements of the NASDAQ listing standards.

NASDAQ Listing Standards; Stockholder Approval Requirements

We are subject to the NASDAQ listing standards because our common stock is listed on The NASDAQ Global Market. The potential issuance of the shares of our common stock upon conversion of the Notes implicates Rule 5635(b) of the NASDAQ listing standards, which requires stockholder approval when any issuance or potential issuance will result in a change of control of the issuer. As discussed in Proposal No. 2 above, NASDAQ has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control.

The Notes are convertible into common stock and, if fully converted, would result in the acquisition by a single investor, together with its affiliates, of an amount of our common stock that could be sufficient to be deemed to constitute a change of control by NASDAQ for purposes of Rule 5635(b). As a result, the issuance of our common stock to any holder of a Note that may be deemed to exceed the share threshold constituting a change of control for purposes of Rule 5635(b) requires your approval. Absent such approval, the outstanding principal amount and all accrued and unpaid interest under the Notes shall become due and payable on August 15, 2012, as more fully described below.

Summary of the Private Placement

The terms of the Purchase Agreement and the issuance of our securities in connection with the Private Placement are complex and only summarized below. Although this proxy statement contains a summary of the material terms of the Purchase Agreement, the Notes and our Series D-1 Preferred Stock and other terms related to the Private Placement, stockholders can find further information about the Purchase Agreement, the Notes and the rights of the holder of our Series D-1 Preferred Stock in the Current Report on Form 8-K we filed with the SEC on April 13, 2012.

Purchase Agreement and Notes

On April 11, 2012, we entered into the Purchase Agreement and issued the Notes. A copy of the Purchase Agreement, as publicly filed with the SEC, is attached as Annex B to this proxy statement. The investors in the Private Placement include the Term Lenders, who purchased $34,458,273.35 million aggregate principal amount of Notes in exchange for the cancellation of (i) $32,958,273.35 in outstanding principal under the third amended and restated Term Loan Agreement, $2,958,373.35 of which represents accrued but unpaid interest that was capitalized under the third amended and restated Term Loan Agreement on March 22, 2012, or the Interest Amount, and (ii) a prepayment premium of $1.5 million triggered by the cancellation of the outstanding debt described above. The remaining $5,071,440.83 aggregate principal amount of Notes was purchased by certain of the Company’s stockholders, including TCP, ApS KBUS 17 nr. 2101, an entity affiliated with Mr. Jensen,

GW Invest ApS, an entity affiliated with Mr. Konnerup, Investcorp Bank B.S.C., an entity affiliated with Messrs. Ben-Gacem and Guira, EAS Series C Investments, L.P., an entity affiliated with TowerBrook Capital Partners LLC and TCP General Partner L.P., one of our principal stockholders, and Pierre McMaster, one of our former principal stockholders, in exchange for the cancellation of $5,071,440.83 of Dialogic Corporation’s long-term debt held by such stockholders.

The Notes bear interest at the rate of 1% per annum, compounded annually, and are convertible into shares of our common stock. The conversion price of the Notes is generally $1.00 per share, provided that the Notes issued to the Term Lenders in exchange for the cancellation of the Interest Amount have a conversion price of $0.87 per share, in each case as adjusted for any stock split, reverse stock split, stock dividend, recapitalization, reclassification, combination or other similar transaction. Under the terms of the Notes, the principal and all accrued but unpaid interest will automatically convert into shares of common stock upon stockholder approval of the issuance of the shares of common stock issuable upon conversion of the Notes. Upon stockholder approval of this Proposal, if it occurs, the Notes will convert into an aggregate of 39,971,766 shares of our common stock, including 35,336,735 shares issuable upon conversion of the Notes held by the Term Lenders.

Pursuant to the Purchase Agreement, we agreed to call a meeting of the stockholders by June 30, 2012 to approve the Private Placement. The Purchase Agreement was amended on May 10, 2012 to extend this deadline until August 15, 2012. If stockholder approval and the resulting conversion of the Notes do not occur by August 15, 2012, the outstanding principal amount and all accrued and unpaid interest under the Notes shall become due and payable on such date; however, amounts due under the Notes cannot be repaid before amounts outstanding under the Term Loan Agreement and that certain credit agreement, dated as of March 5, 2008, as amended, or the Revolving Credit Agreement, with Wells Fargo Foothill ULC, as administrative agent and lender, or the Revolving Credit Lender. The Notes are subordinated to our outstanding loans under the Term Loan Agreement and Revolving Credit Agreement. We may not prepay such Notes prior to August 15, 2012 without the consent of the Term Lenders and Revolving Credit Lender.

The Purchase Agreement contains customary representations, warranties, covenants and closing conditions by, among and for the benefit of the parties thereto. The Purchase Agreement also provides for indemnification of the investors in the Private Placement in the event that any investor incurs losses, liabilities, costs and expenses related to a breach of our representations and warranties under the Purchase Agreement or the other transaction documents or any action instituted against an investor or its affiliates due to the transactions contemplated by the Purchase Agreement or other transaction documents, subject to certain limitations.

Other Agreements

In connection with the Private Placement, we, Dialogic Corporation, and certain of our subsidiaries entered into a First Amendment to the third amended and restated Term Loan Agreement with the Term Lenders, or the First Amendment, and an Eighteenth Amendment to Credit Agreement, or the Eighteenth Amendment, relating to the Revolving Credit Agreement with the Revolving Credit Lender. These amendments were entered into concurrently with the closing of the Private Placement. Pursuant to the First Amendment, the third amended and restated Term Loan Agreement was amended to permit the conversion of $32,958,373.35 of outstanding debt under the third amended and restated Term Loan Agreement in exchange for the Notes as described above, subject to payment of a prepayment premium of $1.5 million, which we also paid through the issuance of Notes. The third amended and restated Term Loan Agreement was also amended to permit the Company to issue the remaining Notes sold in the Private Placement. Pursuant to the Eighteenth Amendment, the Revolving Credit Agreement was also amended to permit us to issue the Notes.

We also entered into a Registration Rights Agreement with the investors in the Private Placement on April 11, 2012, pursuant to which we agreed to file one or more registration statements registering the shares of our common stock issuable upon the conversion of the Notes within 90 days.

Terms of the Series D-1 Preferred Stock

On April 11, 2012, we filed a certificate of designation, or the Certificate, for our Series D-1 Preferred Stock, or the Series D-1 Preferred, with the Secretary of State of the State of Delaware. The Series D-1 Preferred Share was issued and sold to Tennenbaum Opportunities Partners V, LP in exchange for cancellation of $100 in outstanding principal under the third amended and restated Term Loan Agreement.

The Certificate authorizes one share of Series D-1 Preferred Stock, which, except as set forth below, is non-voting and is not convertible into other shares of our capital stock. However, following stockholder approval of the Private Placement, if it occurs, the holder of the Series D-1 Preferred Share, or the Holder, has the right to designate certain members of the Board as follows:

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four directors to the Board (each director to the Board designated and elected pursuant by the Holder, is referred to as a Series D-1 Director, and all such directors as the Series D-1 Directors) at any time while the Holder (together with its affiliates) beneficially owns in the aggregate at least 45% of our then issued and outstanding shares of common stock (assuming (x) the exercise in full of all warrants then exercisable by the Holder and any affiliates thereof and (y) conversion or exercise, as applicable, of any of our other securities that by their terms are convertible or exercisable into shares of our common stock that are held by the Holder, which shares are collectively referred to the Fully Diluted Common Stock);

•	three Series D-1 Directors at any time while the Holder (together with its affiliates) beneficially owns in the aggregate at least 30% and less than 45% of the Fully Diluted Common Stock;

•	two Series D-1 Directors at any time while the Holder (together with its affiliates) beneficially owns in the aggregate at least 10% and less than 30% of the Fully Diluted Common Stock; or

•	one Series D-1 Director at any time while the Holder (together with its affiliates) beneficially owns in the aggregate at least three percent and less than 10% of the Fully Diluted Common Stock.

At any time when the Holder has the right to designate two or more directors, one such director will be the chairman of the Board.

The Certificate further provides that we must obtain the Holder’s consent to, among other things, (i) take any action that alters or changes the rights, preferences or privileges of the Series D-1 Preferred; (ii) convert into any other organizational form; (iii) change the size of the Board; (iii) appoint or remove the chairman of the Board; or (iv) establish, remove or change the authority of any committee of the Board or appoint or remove members thereof.

The Holder is not entitled to any dividends from us. However, upon our liquidation, dissolution or winding up, excluding the sale of all or substantially all of our assets or capital stock and our merger or consolidation into or with any other entity or the merger or consolidation of any other entity into or with us, or, collectively, a Liquidation Event, the Holder is entitled to a liquidation preference, prior to any distribution of our assets to the holders of our common stock, in an amount equal to $100.00 payable in cash. After payment to the Holder of the full preferential amount, the Holder will have no further right or claim to our remaining assets.

The Series D-1 Preferred Share is redeemable for $100.00 (i) at the written election of the Holder, or (ii) at our election at any time after the earlier to occur of the following: (x) the Holder (together with its affiliates) beneficially owns in the aggregate less than three percent of the Fully Diluted Common Stock at any time following the stockholder approval of the Private Placement, if it occurs, or (y) a Liquidation Event.

Financial and Other Information

Our audited consolidated financial statements, management’s discussion and analysis of financial condition and results of operations are incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on April 16, 2012 and amended by Amendment No. 1 to our Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2012.

Consequences if Proposal No. 3 Is Approved

If the issuance of the shares of our common stock issuable upon conversion of the Notes is approved and the Notes convert into shares of our common stock, the rights and privileges associated with such common stock will be identical to the rights and privileges associated with the common stock held by our existing stockholders, except that the holders of the common stock issued upon the conversion of the Notes would have the registration rights as described above. The issuance of shares of our common stock upon conversion of the Notes would also result in substantial dilution to our stockholders, including significant dilution to their voting and economic interests. In addition, for as long as the Series D-1 Preferred Share is outstanding, the Holder has a number of rights, including the right to approve any change in organizational form, a change in the size of the Board and the appointment or removal of the chairman of the Board, as described above. It is possible that the interests of the Holder and the holders of our common stock may be inconsistent, resulting in the inability to obtain the consent of the Holder on matters that may be in the best interests of holders of our common stock.

Consequences if Proposal No. 3 Is Not Approved

Under the terms of the Notes, if stockholder approval and the resulting conversion of the Notes do not occur by August 15, 2012, the outstanding principal amount and all accrued and unpaid interest under the Notes shall become due and payable on such date; provided that amounts due under the Notes cannot be repaid prior to amounts outstanding under the Term Loan Agreement and Revolving Credit Agreement. We do not anticipate having sufficient cash and cash equivalents to repay our outstanding indebtedness under the Notes should they become due and payable, and we would be forced to seek alternative sources of financing.

There are no assurances that additional capital will be available on terms that do not adversely affect our existing stockholders or restrict our operations, if it is available at all. If we raise additional funds through the issuance of debt securities, these securities could have rights that are senior to holders of our common stock and could include different financial covenants, restrictions and financial ratios other than what we currently operate under. Any additional equity financing would likely be substantially dilutive to our stockholders, particularly in light of the prices at which our common stock has been recently trading. In addition, if we raise additional funds through the sale of equity securities, new investors could have rights senior to our existing stockholders. The terms of any future financings may restrict our ability to raise additional capital, which could delay or prevent the further development or marketing of our products and services.

In the event the Notes become due and payable and we are unable to pay the amounts that become due, we would likely need to seek protection under the provisions of the U.S. Bankruptcy Code and/or our affiliates might be required to seek protection under the provisions of applicable bankruptcy codes. In that event, we could seek to reorganize our business, or we or a trustee appointed by the court could be required to liquidate our assets. In either of these events, whether the stockholders receive any value for their shares is highly uncertain. If we needed to liquidate our assets, we might realize significantly less from them than the value that could be obtained in a transaction outside of a bankruptcy proceeding. If we are required to liquidate under the federal bankruptcy laws, it is unlikely that stockholders would receive any value for their shares.

Required Vote and Recommendation of the Board

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the Private Placement as described in this Proposal No. 3. Abstentions will be counted toward the tabulation of votes cast on this Proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum and will have the same effect as negative votes.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 3.

PROPOSAL NO. 4

APPROVAL OF AN OPTION EXCHANGE PROGRAM

We are asking our stockholders to approve a one-time stock option exchange program. The proposed exchange program would allow employees, officers and directors of the Company and its affiliates, or, collectively, service providers, to surrender “underwater” stock options that were granted under our 2001 Equity Incentive Plan, or the 2001 Plan, or our 2006 Equity Incentive Plan, or the 2006 Plan, and together with the 2001 Plan, the Plans, with an exercise price above the greater of (1) $1.00 and (2) the closing price of our common stock on the closing date of the tender offer exchange for cancellation in exchange for new stock options to purchase a lesser number of shares, the number of which is determined based on the exercise price of the surrendered options. The new options would be granted under our 2006 Plan with an exercise price equal to the greater of (a) $1.00 and (b) the closing price of our common stock on the closing date of the tender offer exchange.

As described in more detail below, we believe that the exchange program is in the best interests of the Company and our stockholders in that it will:

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Create retention value for the Company and our affiliates by requiring service providers to “re-earn” their new stock options through a new, extended vesting period applicable to all of the new options granted.

•	Renew service provider compensation incentives with only limited incremental compensation expense to the Company and our affiliates.

•	Reduce the current “overhang” and potential dilutive effect of our outstanding equity awards.

Reasons for Implementing the Exchange Program

The primary purpose of the proposed exchange program is to restore the intended retention and incentive value of stock options granted to our service providers, which we believe will promote long-term stockholder value. Almost all of the currently outstanding stock options granted under our stock plans are now underwater, and a large portion of our service providers holds these underwater options. The market price of our common stock declined significantly throughout the past 18 months, despite our success in restructuring our debt obligations, reductions in expenses and adapting to changes in our business and industry. As of May 30, 2012, all outstanding stock options, including all unvested stock options, were underwater; accordingly, all service providers were holding stock options with an exercise price greater than $0.85 (which was our closing stock price as of May 30, 2012). At the same time, the market for our key service providers remains extremely competitive.

The exchange program would align the interests of our service providers with the interests of our stockholders because it will allow us to:

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Renew Retention and Motivation Incentives. Many companies, especially those in our industry, have long used equity awards to attract, motivate and retain their service providers, while aligning those individuals’ interests with those of the stockholders. Compensatory stock options are an important component of our approach to retaining and motivating our service providers. If we do not address the underwater stock option issue in the near to medium term, we believe it will be more difficult for us to retain key service providers. If we cannot retain these individuals, our ability to compete with other companies in our industry could be jeopardized, which could adversely affect our business, operating results and future stock price. We believe that granting new stock options in exchange for underwater stock options will aid in both motivating and retaining our participating service providers because the new stock option will have the potential for appreciation in line with the appreciation of our stock price and new vesting periods that will exceed the remaining vesting periods of the surrendered stock options. In addition, by setting the exercise price of the new stock option at the greater of (1) $1.00 and (2) the closing price of our common stock on the effective date of the exchange, the new stock options granted to our service providers will have value only if the fair market value of our common stock is at least equal to the conversion price (which is generally $1.00 per share) of the Notes. This will further align the interests of our service providers with those of our stockholders, including the investors in the recent Private Placement, to focus on stock price appreciation above $1.00 per share.

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Align Compensation Costs with the Value of Stock Options. Our underwater stock options were granted with exercise prices equal to the fair market value of our common stock at the time of grant. Under applicable accounting rules, we are required to continue to recognize compensation expense related to these stock options while they remain outstanding, even if they are never exercised because they remain underwater and do not fully provide the intended incentive and retention benefits. We believe it is an inefficient use of corporate resources to recognize compensation expense on stock options that our service providers do not value. By replacing stock options that have little or no retention or incentive value with new stock options that will provide both retention and incentive value, we will more efficiently use our resources.

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Reduce Overhang and Potential Dilution. Presently, the underwater stock options will not be removed from our equity award overhang until they are exercised or are cancelled due to expiration or the service provider’s termination. The exchange program will immediately reduce our overhang and eliminate many of the ineffective underwater stock options that are currently outstanding. Under the proposed exchange program, participating service providers will receive new stock options covering a lesser number of shares than the number of shares covered by the surrendered stock options. As a result, the number of shares of stock subject to outstanding stock options will be immediately reduced, reducing our equity award overhang and potential stockholder dilution. Depending on the participation rate and our stock price at the time of the exchange, this could result in a significant net reduction in the number of shares associated with outstanding stock options under our 2006 Plan.

Although our Plans permit us to conduct an option exchange without prior stockholder approval, the Board has decided it is in the best interests of the Company and our stockholders to seek such approval. Therefore, the currently proposed exchange program will take place if, and only if, our stockholders approve the exchange program.

SUMMARY OF THE EXCHANGE PROGRAM

Mechanics of the Exchange Program

On May 9, 2012, our Board authorized this proposed exchange program, subject to obtaining stockholder approval of the Proposal at the Annual Meeting. If our stockholders approve this Proposal, we intend to start the exchange program within 12 months following the date of stockholder approval. Within this time frame, we will determine the actual start date. However, even if our stockholders approve the exchange program, we may later decide not to implement it.

At the start of the exchange program, eligible optionholders will receive a written offer that describes the precise terms and timing of the exchange program. We will file with the SEC the written offer to exchange as part of a tender offer statement on Schedule TO. Eligible optionholders, as well as stockholders and members of the public, will be able to obtain the offer to exchange and other documents filed by us with the SEC free of charge from the SEC’s website at www.sec.gov. We will give eligible optionholders at least 20 business days to elect to surrender their eligible stock options in exchange for new stock options covering a lesser number of shares. At the completion of the exchange offer, we will cancel the surrendered stock options and grant new stock options in exchange.

Eligible Stock Options

Generally, stock options will be eligible for exchange in the exchange program if the exercise price of the stock option is above the greater of $1.00 or the closing price of a share of our common stock on the closing date of the exchange program. We are using this exercise price threshold to ensure that only stock options that are underwater as compared to both the assumed price per share of our common stock in the Private Placement and the fair market value of our common stock on closing date of the exchange program are eligible.

As of May 30, 2012, stock options to purchase 2,046,593 shares of our common stock were outstanding under our 2006 Plan and stock options to purchase 76,808 shares of our common stock were outstanding under our 2001 Plan. Because the eligibility of stock options will be determined on the closing date of the exchange program, we are unable to determine at this time the exact number of shares underlying eligible stock options. For example, if we were to start the exchange program on August 9, 2012 and complete it on September 6, 2012, and the closing price of our common stock on September 6, 2012 were equal to the closing price on May 30, 2012, based on the number of shares underlying stock options held by eligible optionholders on May 30, 2012, stock options covering an aggregate of 2,375,638 shares would be eligible for the exchange program. Continuing this example, if all eligible stock options are exchanged in the exchange program, the weighted average exchange ratio (calculated as discussed below) would be $4.65, and as a result new stock options covering an aggregate of 953,727 shares of our common stock could be granted in connection with the exchange program.

Eligible Optionholders

The exchange program will be open to holders of eligible stock options who are, throughout the exchange offer, service providers to the Company or our eligible affiliates. We may, however, exclude otherwise eligible optionholders in non-U.S. jurisdictions if local tax or securities laws or other considerations would make their participation illegal or impractical. In addition, any eligible optionholder who elects to participate in the exchange program but whose service terminates for any reason prior to the grant date of the new stock option will retain his or her eligible stock options subject to their existing terms and will not receive a new option grant under the exchange program.

Exchange Ratios

For each option that an eligible optionholder tenders in the exchange program, he or she will receive a new stock option for a number of shares equal to (1) the number of shares underlying the outstanding, unexercised portion of the tendered stock option divided by (2) the lesser of (i) the exercise price of the tendered option, and (ii) $5, with the resulting number of shares rounded down to the nearest whole share.

For example only, if a participant exchanged an eligible stock option for 1,000 shares with an exercise price of $4.25 per share, he or she would receive a new option for 235 shares (1,000 divided by $4.25, rounded down to the nearest whole share). If the participant also tendered another eligible stock option for 2,000 shares with an exercise price of $6.50 per share, he or she would receive a new option for 400 shares (2,000 divided by $5).

Continuing this example, if we assume that all eligible stock options held by eligible optionholders on May 30, 2012 remain outstanding and the optionholders remain eligible to participate, the following table summarizes information regarding the eligible stock options and the new stock options that would be granted in the exchange:

Exercise Prices of Eligible Stock Options	Number of Shares Underlying Eligible Stock Options	Weighted Average Exercise Price of Eligible Stock Options	Weighted Average Remaining Life of Eligible Stock Options (Years)	Maximum Number of Shares Underlying New Stock Options That May Be Granted
$1.01 to $5	1,297,550	$2.38	7.27	738,254
$5.01 and up	1,078,088	$7.39	5.88	215,473

Under these assumptions, the exchange would result in a net reduction of 1,421,911 shares associated with stock options outstanding under the Plans, or approximately 4.46% of the number of shares of our common stock outstanding on May 30, 2012.

Participation in the Exchange Program

Participation in the exchange program is voluntary. Eligible optionholders will not be required to participate in the exchange program. Eligible optionholders will have at least 20 business days from the start of the exchange program to decide whether they wish to participate. Because the decision to participate in the exchange program is voluntary, we are not able to predict which or how many optionholders will elect to participate, how many eligible stock options will be surrendered for exchange, and therefore how many shares may be issued under new stock option grants under the exchange program. The exchange program will not be conditioned on a minimum level of participation.

Election to Exchange Underwater Stock Options

Eligible optionholders may decide to participate in the exchange program on a grant-by-grant basis. This means that eligible optionholders may elect to tender any or all of their eligible stock option grants, or only one of their eligible stock option grants. However, an eligible optionholder must tender the entire outstanding option grant — he or she may not tender only part of an outstanding, unexercised option grant.

Vesting and Expiration Date of New Stock Options

Our outstanding stock options generally vest over four years following the date of grant. New stock options granted in the exchange will have a new vesting schedule, based on the extent to which the surrendered stock options are vested at the time of the exchange. Optionholders participating in the exchange will, in effect, have to “re-earn” the replacement stock option through continued service as to each share subject to the new option. The rate at which the new stock options vest will be as follows:

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the portion of the new stock option that is granted in exchange for the portion of the surrendered stock option that was vested on the closing date of the exchange program, determined based on the percentage of shares underlying the surrendered stock option (and rounded down to the nearest whole share), will vest on the six month anniversary of the grant date; and

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the portion of the new stock option that is granted in exchange for the portion of the surrendered stock option that was unvested on the closing date of the exchange program will vest over the following four years as follows:

•	25% of the shares will vest on the first anniversary of the grant date, and

•	the remainder will vest over the next three years in equal monthly installments beginning after the first anniversary of the grant date.

For example only, if a participant exchanged an eligible stock option for 2,000 shares that was vested as to 50% of the shares prior to the exchange, with an exercise price of $6.50 per share, he or she would receive a new option for 400 shares in exchange for the surrendered stock option (2,000 divided by $5) that would vest as follows:

•	200 shares would vest on the six month anniversary of the grant date;

•	50 shares would vest on the first anniversary of the grant date; and

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1/36th of the remaining shares would vest over the next three years in equal monthly installments beginning after the first anniversary of the grant date, so that the award would be fully vested on the fourth anniversary of the date of grant.

Each new stock option will have a new 10 year term, subject to earlier termination in the event of the optionholder’s termination of continuous service.

Other Terms and Conditions of the New Stock Options

New stock options granted in the exchange program will be subject to the terms and conditions of our 2006 Plan, our standard form of stock option agreement under our 2006 Plan and, to the extent applicable any foreign country appendix or sub-plan provisions. All new stock options granted in the exchange program will be nonstatutory stock options — that is, stock options that are not intended to be incentive stock options within the meaning of Section 422 of the Code.

Potential Modification to the Exchange Program

While we expect that the terms of the exchange program will be materially similar to the terms described in this Proposal, we may find it necessary or appropriate to change the terms of the exchange program to take into account our administrative needs, legal requirements, accounting rules, Company policy decisions and or other considerations that make it appropriate to change the exchange program. For example, we may alter the method of determining exchange ratios if we decide that there is a more efficient and appropriate way to set the ratios. The final terms of the exchange program will be described in a written offer to exchange that we will file with the SEC. Although we do not anticipate that the SEC would require us to materially modify the exchange program, it is possible that we will need to alter the terms of the exchange program to comply with comments from the SEC staff. The Board will retain the discretion to make any necessary or desirable changes to the terms of the exchange program. In addition, the Board reserves the right to amend, postpone, or cancel the exchange program once it has started. As noted above, we may decide not to implement the exchange program even if our stockholders approve the exchange program.

Potential Modifications to the Exchange Program in Non-U.S. Jurisdictions

We intend to make the exchange program available to employees and other service providers who are located outside of the United States, where permitted by local law and to the extent reasonably practicable and cost-efficient. We may exclude employees and other service providers in non-U.S. jurisdictions from the exchange program if local tax or other laws would make their participation impractical or cost-prohibitive. In addition, we may need to modify the terms offered to employees in countries outside the United States to comply with local laws or regulations, or for tax or accounting reasons.

Tax Consequences of Participation

The following is a summary of the anticipated material U.S. federal income tax consequences of participating in the exchange program. We will provide a more detailed summary of the applicable tax considerations to participants in the exchange program documents. However, the tax consequences of the exchange program are not entirely certain. The applicable U.S. federal income tax law and regulations may change, and the Internal Revenue Service may adopt a position contrary to the summary below.

We believe that the exchange of eligible stock options for new stock options under the exchange program should be treated as a non-taxable exchange, and so neither we nor our optionholders should recognize any income for U.S. federal income tax purposes upon the surrender of eligible stock options and the grant of new stock options. If the exchange program is open for 30 days or more, eligible stock options that were intended to be incentive stock options will be considered “modified,” which will result in a deemed re-grant of the eligible stock option for purposes of qualification as incentive stock options, whether or not the option is ever exchanged. This would mean that, for purposes of the tax rules on incentive stock options, the holding period measured from the grant date would restart and the optionholder would not receive any credit for the time from the original grant date of the stock option. In addition, for purposes of the tax rules on incentive stock options, if the fair market value of our common stock on the date of the deemed re-grant is greater than the exercise price of the stock option, the stock option will no longer qualify as an incentive stock option . The tax consequences for participating non-U.S. employees may differ from the U.S. federal tax consequences described in this paragraph.

Accounting Treatment of New Equity Awards

We account for stock-based compensation in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC 718. Under FASB ASC 718, we will recognize incremental compensation expense resulting from the new stock options granted in the exchange program. The incremental compensation cost will be measured as the excess, if any, of the fair value of new stock options granted in exchange for surrendered stock options, measured as of the date the new stock options are granted, over the fair value of the surrendered eligible stock options, measured immediately prior to the exchange.

We will recognize any incremental compensation expense related to the new stock options issued in the exchange program ratably over the vesting period of the new stock options. If any of the new stock options are forfeited prior to their vesting due to termination of an employee’s or other service provider’s service, we will not recognize the incremental compensation expense for the forfeited stock options.

We currently recognize and will continue to recognize compensation expense relating to the eligible stock options, even though they are underwater and do not fully provide the intended incentive and retention benefits.

Impact of the Exchange Program on Our Stockholders

We are unable to predict the precise impact of the exchange program on our stockholders because we do not know how many or which service providers will exchange their eligible stock options. The exchange program is intended to better align compensation expense with the retention and motivation value that we are trying to capture with our outstanding equity grants, to restore competitive and appropriate equity incentives for our service providers, and to reduce our existing overhang and potential dilution.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the exchange program. Abstentions will be counted toward the tabulation of votes cast on this Proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 4.

PROPOSAL NO. 5

APPROVAL OF AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve an increase in the number of shares reserved for issuance under our 2006 Plan. The 2006 Plan was originally approved by our Board on June 19, 2006 and by our stockholders on March 22, 2007. The 2006 Plan was most recently amended and restated by our Board on April 30, 2011 and approved by our stockholders on May 27, 2011. On May 25, 2012, our Board approved this proposed increase to the share reserve, subject to approval by our stockholders.

The 2006 Plan allows us to grant a wide variety of equity incentives to secure and retain the services of our employees, consultants and directors, and to provide long term incentives that align their interests with the interests of our stockholders. The approval of the share reserve increase in the 2006 Plan will allow us to continue to grant equity awards, including stock options and restricted stock unit awards, at levels that our Compensation Committee or our Board determines appropriate.

If our stockholders approve this Proposal, the increase in the share reserve of the 2006 Plan will become effective on the date of the Annual Meeting. If our stockholders do not approve this Proposal, the 2006 Plan, with its existing share reserve of 5,802,063 shares, will continue in its current form.

Description of the Amended and Restated 2006 Equity Incentive Plan

The material features of the 2006 Plan are outlined below. The following description of the 2006 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2006 Plan. Stockholders are urged to read the actual text of the 2006 Plan in its entirety, which is attached as Annex C to this proxy statement.

Purpose

The 2006 Plan is designed to provide incentives for our employees, directors and consultants to exert maximum efforts for our success and the success of our affiliates, and to provide a means by which eligible recipients may be given an opportunity to benefit from increases in the value of our common stock. In recent years, we have encountered significant competition for high caliber talent and we believe we must be prepared to offer equity compensation packages that are comparable to the packages offered by companies with whom we compete for talent. Therefore, we are asking our stockholders to approve the 2006 Plan so that we can ensure that we have qualified, motivated employees to help us grow our business.

Successor to Prior Plans

The 2006 Plan is a continuation of the current 2006 Plan. The 2006 Plan was the successor to our 2001 Equity Incentive Plan, or the Prior Plan.

Types of Awards

The 2006 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, other stock awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

The total number of shares of our common stock available for issuance under the 2006 Plan will consist of 7,402,063 shares, or the Share Reserve, which is the sum of (1) 4,543,017 shares, which was the total reserve that our stockholders approved at our 2011 annual meeting of stockholders, (2) 1,259,046 shares, which were added to the total reserve on January 1, 2012 by operation of the following sentence, representing four percent of the total number of shares of our common stock outstanding on December 31, 2011, and (3) 1,600,000 shares that our stockholders are being asked to approve at the Annual Meeting. In addition, as approved by our stockholders at our 2011 annual meeting of stockholders, the number of shares of our common stock available for issuance under the 2006 Plan will increase automatically on each January 1st from 2013 through 2016 by an amount equal to the lesser of (a) 4% of the total number of shares of our common stock outstanding on December 31st of the prior calendar year, or (b) a number of shares determined by our Board. The Share Reserve also includes up to 1,368,474 shares that were subject to awards granted under the Prior Plan that expire or terminate for any reason prior to exercise or settlement or that are forfeited because of the failure to vest in those shares, and in either case, that would therefore otherwise revert to the Prior Plan’s reserve.

If a stock award granted under the 2006 Plan (1) expires or otherwise terminates without all of the shares covered by the stock award being issued, (2) is settled in cash (that is, the holder of the stock award receives cash rather than stock), or (3) is cancelled pursuant to an exchange or repricing program, the expiration, termination, settlement or cancellation of the stock award will not reduce or offset the number of shares of our common stock that may be issued under the 2006 Plan. If any shares of our common stock issued under a stock award granted under the 2006 Plan are forfeited back to or repurchased by us because of the failure to vest, then the forfeited or repurchased shares will revert to and again become available for issuance under the 2006 Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a stock award or as consideration for the exercise price or purchase price of a stock award will again become available for issuance under the 2006 Plan.

As of May 30, 2012, the closing price of our common stock as reported on the NASDAQ Global Market was $0.85 per share. As of May 30, 2012, there were 2,929,085 shares of common stock available for future grant under the 2006 Plan, 2,375,638 shares of common stock subject to outstanding stock options under the 2006 Plan and the Prior Plan (with a weighted average exercise price of $4.65 per share), and 485,641 shares of common stock subject to restricted stock unit awards outstanding under the 2006 Plan. After reviewing the Company’s business plan for the coming year, the Board anticipates needing to grant awards covering up to 4,500,000 shares to meet our hiring and retention needs between now and the summer of 2013.

Eligibility

As of May 30, 2012, our approximately 766 employees and four non-employee directors who were not employees or partners of stockholders owning more than two percent of our common stock were eligible to participate in the 2006 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted only to our employees, including officers, and employees of our affiliates.

Section 162(m) Limits

Under the 2006 Plan, subject to adjustment for changes in our capitalization, no participant will be eligible to be granted during any calendar year more than: (1) a maximum of 500,000 shares of our common stock subject to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our common stock on the date of grant; (2) a maximum of 500,000 shares of our common stock under performance stock awards. These limits are designed to allow us to grant awards that may be exempt from the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

Administration

The 2006 Plan is administered by our Board, which may in turn delegate authority to administer the 2006 Plan to a committee. Our Board has delegated concurrent authority to administer the 2006 Plan to the Compensation Committee, but may, at any time, revest in itself some or all of the power previously delegated to the Compensation Committee. Each of the Board and the Compensation Committee is considered to be a Plan Administrator for purposes of this Proposal. Subject to the terms of the 2006 Plan, the Plan Administrator may determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2006 Plan.

The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to the stock awards. Under this delegation, the Plan Administrator may specify the total number of shares of our common stock that may be subject to the stock awards granted by the officer. Under applicable corporate law, an officer may not grant a stock award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the 2006 Plan, the Plan Administrator has the authority to reduce the exercise price of any outstanding stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right in exchange for a new equity or cash award, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant. However, in the spirit of good corporate governance, at the Annual Meeting we are asking our stockholders to approve the repricing program described in Proposal No. 4 above.

Stock Options

Stock options may be granted under the 2006 Plan pursuant to stock option agreements. The 2006 Plan permits the grant of stock options that qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

The exercise price of options may not be less than 100% of the fair market value of the common stock subject to the stock option on the grant date. The exercise price of ISOs may not be less than 110% of fair market value in certain limited situations (see “Limitations on Incentive Stock Options” below).

The term of stock options granted under the 2006 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Unless the terms of a participant’s stock option agreement or other agreement with us provide for earlier or later termination, if a participant’s service relationship with us, or any affiliate of ours, ceases for any reason other than due to death, disability or a for “cause” termination, the participant may exercise the vested portion of any stock options for up to three months after the date the service relationship ends. Unless the terms of a participant’s stock option agreement or other agreement with us provide for earlier or later termination, if a participant’s service relationship with us, or any affiliate of ours, ceases due to death or disability (or the participant dies within a certain period, if any, following termination of service), the participant, or his or her beneficiary, as applicable, may exercise the vested portion of any stock options for up to 12 months after the date the service relationship ends due to the participant’s disability or for up to 18 months after the date of the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other agreement with us, if a participant’s service relationship with us, or any affiliate of ours, is terminated for “cause,” all stock options held by the participant will terminate on the date of the participant’s termination of service and the participant will be prohibited from exercising any stock option from such termination date. Under the 2006 Plan, the stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws or would violate our insider trader policy. In no event may a stock option be exercised after its original expiration date.

The Plan Administrator will determine the acceptable forms of consideration for the purchase of our common stock on the exercise of a stock option under the 2006 Plan, which may include: (i) cash, check, bank draft, money order, or electronic funds transfer; (ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) delivery of shares of common stock owned by the participant; a net exercise feature (only for NSOs); or (iv) other legal consideration approved by the Plan Administrator.

Stock options granted under the 2006 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2006 Plan may be subject to different vesting schedules as the Plan Administrator determines. The Plan Administrator also has flexibility to provide for accelerated vesting of stock awards.

Generally, a participant may not transfer a stock option granted under the 2006 Plan other than by will or the laws of descent and distribution or pursuant to a domestic relations order or an official marital settlement agreement.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than ten percent of our total combined voting power or that of any affiliate unless the following conditions are satisfied: (1) the exercise price of the ISO must be at least 110% of the fair market value of the stock subject to the ISO on the date of grant; and (2) the term of the ISO must not exceed five years from the date of grant. The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs granted under the 2006 Plan (including stock options granted as incentive stock options under the Prior Plans) is 10,000,000 shares.

Restricted Stock Awards

Restricted stock awards may be granted under the 2006 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the recipient’s services performed for us or an affiliate of ours, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only on such terms and conditions as are set forth in the restricted stock award agreement. Except as otherwise provided in the applicable restricted stock award agreement, restricted stock awards that have not vested will be forfeited or repurchased on the participant’s termination of continuous service for any reason.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2006 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the Plan Administrator. We will settle a payment due to a recipient of a restricted stock unit award by delivery of shares of our common stock, by cash, by a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Under the 2006 Plan, dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited on the participant’s termination of continuous service for any reason.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2006 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The Plan Administrator will determine the strike price of each stock appreciation right, which will in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right at the time of grant. The Plan Administrator may also impose restrictions or conditions on the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution in respect of a stock appreciation right may be paid in our common stock, in cash, in a combination of cash and stock, or in any other form of legal consideration approved by the Plan Administrator and described in the stock appreciation right agreement. Unless the terms of a participant’s stock appreciation right agreement or other agreement with us provide for earlier or later termination, if a participant’s service relationship with us, or any affiliate of ours, ceases for any reason other than a for “cause” termination, the participant, or his or her beneficiary, as applicable, may exercise the vested portion of the stock appreciation for up to three months after the date the service relationship ends. Except as explicitly provided otherwise in a participant’s stock appreciation right agreement or other agreement with us, if a participant’s service relationship with us, or any affiliate of ours, is terminated for “cause,” all stock appreciation rights held by the participant will terminate on the date of the participant’s termination of service and the participant will be prohibited from exercising any stock appreciation right from such termination date.

Performance Stock Awards

The 2006 Plan allows us to grant stock-based performance awards that may qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code. A performance stock award is a stock award that may be granted or may vest based on achievement of pre-determined performance goals. A performance stock award may require the completion of a specified period of continuous service beyond the applicable performance period. The Compensation Committee will determine the length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree the performance goals have been attained, except that the Board also may make any of these determinations to the extent that the performance stock award is not intended to comply with Section 162(m) of the Code. In addition, to the extent permitted by applicable law and the applicable award agreement, the Board or Compensation Committee, as applicable, may determine that cash may be used in payment of performance stock awards.

Performance goals under the 2006 Plan will be based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization (EBITDA); (4) total stockholder return; (5) return on equity; (6) return on assets, investment, or capital employed; (7) operating margin; (8) margin, including gross margin; (9) operating income; (10) net income (before or after taxes); (11) net operating income; (12) net operating income after tax; (13) pre- and after-tax income; (14) pre-tax profit; (15) operating cash flow; (16) sales or revenue targets; (17) orders and revenue; (18) increases in revenue or product revenue; (19) expenses and cost reduction goals; (20) improvement in or attainment of expense levels; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes; (29) customer satisfaction; (30) stockholders’ equity; (31) quality measures; (32) capital expenditures; (33) debt levels; (34) operating profit or net operating profit; (35) workforce diversity; (36) billings; and (37) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Compensation Committee or Board.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. At the time a performance stock award is granted, the Compensation Committee (or, if not required for compliance with Section 162(m) of the Code, the Board) may determine whether, when calculating the attainment of performance goals for a performance period: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation or the award of bonuses under our bonus plans; and (10) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Compensation Committee (or, if not required for compliance with Section 162(m) of the Code, the Board) retains the discretion to reduce or eliminate the compensation or economic benefit due on attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part with reference to our common stock may be granted either alone or in addition to other stock awards under the 2006 Plan. The Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which other stock awards will be granted, the number of shares of our common stock to be granted and all other conditions of other stock awards.

Changes to Capital Structure

In the event of specified capitalization adjustments, the Plan Administrator will appropriately adjust: (1) the classes and maximum number of securities subject to the 2006 Plan; (2) the classes and maximum number of securities that may be issued pursuant to the exercise of ISOs; (3) the classes and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; and (4) the classes and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transactions; Change in Control

Under the 2006 Plan, in the event of a corporate transaction, the Plan Administrator will determine how to treat each outstanding stock award. The Plan Administrator may: (1) arrange for the assumption, continuation or substitution of the stock award by a successor corporation; (2) arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation; (3) accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction; (4) arrange for the lapse, in whole or in part, of any reacquisition or repurchase right held by us; or (5) cancel the stock award prior to the transaction in exchange for a cash payment in an amount determined by the Plan Administrator. The Plan Administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same time, in the same manner. On a change in control, the Plan Administrator may provide for additional acceleration of vesting and exercisability.

For purposes of the 2006 Plan, a corporate transaction generally will be deemed to occur in the event of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 90% of our outstanding securities; (iii) the consummation of a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) the consummation of a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.

For purposes of the 2006 Plan, a change in control generally will be deemed to occur in the event: (i) a person, entity or group acquires, directly or indirectly, securities of the Company representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (ii) there is consummated a merger, consolidation, or similar transaction and, immediately after the consummation of such transaction, our stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; (iii) the Board approves or our stockholders approve a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation otherwise occurs, except for a liquidation into a parent corporation; (iv) there is consummated a sale or other disposition of all or substantially all of our consolidated assets, other than a sale or other disposition to an entity in which more than 50% of the entity’s combined voting power is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale or other disposition; or (iv) a majority of our Board becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the Board members or their approved successors.

Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the 2006 Plan at any time. However, except as otherwise provided in the 2006 Plan, no amendment or termination of the 2006 Plan may impair any rights under outstanding stock awards unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the 2006 Plan as required by applicable law and listing requirements. Unless sooner terminated, the 2006 Plan will automatically terminate on June 28, 2016, which is the day before the tenth anniversary of the date the Board originally adopted the 2006 Plan.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income taxation consequences to participants and us with respect to participation in the 2006 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside. The information is based on current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a stock award or the disposition of stock acquired the 2006 Plan. The 2006 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation on the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2006 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax on the grant or exercise of an ISO. If the participant holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the participant, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time to have the right to sell the stock), the recipient generally will not recognize income until the stock vests, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it vests over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss on the subsequent disposition of shares acquired from stock awards will be the amount paid for the shares plus any ordinary income recognized either when the stock is received or when the stock vests.

Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may generally only be delivered on one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss on the subsequent disposition of shares acquired from stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

Generally, there is no taxation on the grant of a stock appreciation right if the stock appreciation right is granted with a strike price equal to the fair market value of the underlying stock on the grant date. On exercise, a participant will recognize ordinary income equal to the fair market value of the stock or cash received on exercise. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes.

Subject to the requirement of reasonableness, Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

Awards under the 2006 Plan are discretionary and are not subject to set benefits or amounts, and we have not approved any awards that are conditioned on stockholder approval of the 2006 Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our executive officers, directors or employees under the 2006 Plan.

Historical Plan Benefits

The following table shows, for each of the named executive officers and the various groups indicated, the number of stock options and shares of stock subject to other stock awards that have been granted (even if not currently outstanding) under the 2006 Plan since its approval by the stockholders in 2006 and through May 30, 2012.

Name and position	Number of shares subject to stock awards
Nick Jensen	—
John Hansen	350,000
Kevin Cook	536,000
All Current Executive Officers as a Group (4 People)	984,260
All Current Non-Executive Directors as a Group (6 People)	833,250
All Current and Former Employees as a Group (including all current non-executive officers)	3,720,264
Each Nominee for Director as a Group (3 People)	408,493

Required Vote and Board of Directors Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the 2006 Plan. Abstentions will be counted toward the tabulation of votes cast on this Proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 5.

PROPOSAL NO. 6

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 and has further directed that management submit the selection of KPMG LLP as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited our financial statements since January 2006. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of KPMG LLP. Abstentions will be counted toward the tabulation of votes cast on this Proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved; however, this Proposal is considered a routine matter, and therefore no broker non-votes are expected to exist in connection with this Proposal.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table represents aggregate fees paid or payable to KPMG LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2011 and December 31, 2010.

	Fiscal Year Ended (in thousands)
	2011	2010
Audit Fees	$1,938	$1,986
Audit-related Fees	—	—
Tax Fees	433	239
All Other Fees	—	—

Total Fees	$2,371	$2,225

Audit Fees. Consists of fees billed for professional services rendered for the audit of our financial statements and the review of interim financial statements and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. During the fiscal years ended December 31, 2011 and December 31, 2010, no audit related fees were billed by KPMG LLP.

Tax Fees. Consists of fees billed for professional services related to tax compliance, tax planning and tax advice.

All fees described above were pre-approved by the Audit Committee.

In connection with the audit of our 2011 financial statements, we entered into an engagement agreement with KPMG LLP, which sets forth the terms by which KPMG LLP will perform audit and interim services for us. That agreement is subject to alternative dispute resolution procedures. We expect to enter into a similar agreement with KPMG LLP in relation to our 2012 financial statements.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy to approve in advance the engagement of the independent registered public accounting firm for all audit services and non-audit services; provided, however, that the Audit Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that (a) such policies and procedures are detailed as to the particular service and do not include delegation of the Audit Committee responsibilities to management, and (b) at its next scheduled meeting, the Audit Committee is informed as to each such service for which the independent registered public accounting firm is engaged pursuant to such policies and procedures. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, provided that the Audit Committee has established policies and procedures for such pre-approval of services consistent with the requirements of clauses (a) and (b) above.

The Audit Committee has determined that the rendering of the services other than audit services by KPMG LLP is compatible with maintaining the principal accountant’s independence.

CHANGE IN ACCOUNTANTS

The Business Combination with Dialogic Corporation was accounted for under the reverse acquisition method of accounting, whereby Dialogic Corporation is considered the accounting acquirer in accordance with U.S. generally accepted accounting principles, or GAAP, for accounting and financial reporting purposes. As such, Dialogic Corporation’s registered independent public accounting firm, KPMG LLP, located in Canada, or KPMG Canada, became our registered independent accounting firm upon consummation of the Business Combination.

On November 9, 2010, the Audit Committee determined that it wished to dismiss KPMG Canada as our registered independent public accounting firm. The audit report of KPMG Canada on the financial statements of Dialogic Corporation as of and for each of the two fiscal years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During Dialogic Corporation’s fiscal years ended December 31, 2009 and 2008, and in Dialogic Corporation’s subsequent interim period from January 1, 2010 through November 9, 2010, the date of the dismissal of KPMG Canada, (i) there were no disagreements with KPMG Canada on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG Canada’s satisfaction, would have caused KPMG Canada to make reference to the subject matter of the disagreement in connection with its report, and (ii) except as otherwise specified herein, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

Dialogic Corporation’s management and KPMG Canada identified material weaknesses and significant deficiencies in Dialogic Corporation’s internal control over financial reporting, or Internal Controls, for the year ended December 31, 2009. Disclosure controls are procedures designed to ensure that information required to be disclosed in reports filed under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms. Disclosure controls are also designed to ensure that the information is accumulated and communicated to Dialogic Corporation’s management, including the chief executive officer and chief financial officer, as appropriate to allow timely decisions regarding required disclosure. Internal Controls are procedures which are designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of Dialogic Corporation’s assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures are being made only in accordance with authorizations of Dialogic Corporation’s management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of Dialogic Corporation’s assets that could have a material effect on its financial statements.

Dialogic Corporation had been a private company with limited accounting personnel and other resources for designing and implementing Internal Controls. In connection with the audit of Dialogic Corporation’s financial statements for the year ended December 31, 2009, Dialogic Corporation’s management and KPMG Canada identified a “material weakness,” as defined under the SEC rules and regulations. The following material weakness was identified, which results from the accumulation of certain significant deficiencies identified during the audit: ineffective processes and controls over the accounting for and reporting of transactions in the sales and inventory processes. Specifically, it was noted that there was a lack of sufficient accounting and finance personnel to perform in-depth analysis and review of accounting matters within the timeframes set by Dialogic Corporation’s management for finalizing its financial statements. This deficiency resulted in certain adjustments to the amounts or disclosures of the following items: revenues and deferred revenue; inventories; warranty provisions; net income and accumulated deficit. In addition, the following “significant deficiencies” were identified: a lack of methodology for determining sales returns other than stock rotation; inadequate methodology for determining warranty provision; cut-off errors in timing of revenue recognition; and incomplete methodology for determining inventory obsolescence.

We previously provided KPMG Canada with a copy of this report and requested that KPMG Canada provide a letter addressed to the SEC stating whether it agreed with the foregoing statements. A copy of this letter from KPMG Canada, dated November 12, 2010, was filed as Exhibit 16.1 to our Current Report on Form 8-K, filed with the SEC on November 15, 2010, and is incorporated herein by reference.

On November 9, 2010, the Audit Committee decided to engage KPMG LLP, located in the United States, or KMPG US, as our independent registered public accounting firm as of that date. KPMG US had been our independent registered public accounting firm prior to the consummation of the Business Combination. During our fiscal years ended December 31, 2009 and 2008, and in our subsequent interim period from January 1, 2010 through November 9, 2010 (i) there were no disagreements with KPMG US on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG US’s satisfaction, would have caused KPMG US to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 6.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to each of our equity compensation plans in effect as of December 31, 2011:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)	3,551,725	(2)(3)	$5.70	2,182,397	(4)
Equity compensation plans not approved by security holders(5)	2,532		$5.20	—

Total	3,554,257		$5.70	2,182,397

(1)	Includes securities issuable under the 2001 Plan, the Veraz Networks, Inc. 2003 Stock Option Plan, the 2006 Plan and the Veraz Networks, Inc. 2006 Employee Stock Purchase Plan, or ESPP.

(2)	Excludes purchase rights currently accruing under the ESPP. Offering periods under the ESPP are 12-month periods, which are comprised of two six-month purchase periods. Eligible employees may purchase shares of common stock at a price equal to 85% of the lower of the fair market value of the common stock at the beginning of each offering period or the end of each semi-annual purchase period.

(3)	Includes 654,176 shares of common stock subject to outstanding restricted stock units for which no weighted average exercise price has been assumed in the table above.

(4)	Includes (i) 1,276,605 shares of common stock available for issuance under the 2006 Plan and (ii) 905,792 shares of common stock available for issuance under the ESPP. Beginning in 2012, the number of shares of common stock reserved under the 2006 Plan automatically increases on January 1st of each year through 2016 by an amount equal to: (i) 4.0% of our shares of common stock outstanding on December 31st of the preceding calendar year, or (ii) a lesser amount determined by the Board. The number of shares of common stock reserved under our ESPP automatically increases on January 1st of each year by an amount equal to the lesser of: (i) 1.0% of our shares of common stock outstanding on December 31st of the preceding calendar year, or (ii) 150,000 shares of common stock.

(5)	Includes only options granted to former employees of Dialogic Corporation who, by the specific terms of their option grants from Dialogic Corporation, were entitled to exercise options following the termination of their employment with Dialogic Corporation. All of these options are fully vested nonstatutory options granted at 100% of fair market value on the date of grant, and must be exercised no later than 2014.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of May 30, 2012 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
5% Stockholders
Entities Affiliated with Tennenbaum Capital Partners, LLC(2) 2951 28th Street, Suite 1000 Santa Monica, CA 90405	7,446,229	19.99%
Eicon Dialogic Investment SRL(3) c/o Cidel Bank and Trust Inc. 1 Financial Plaza, Lower Collymore Rock St. Michael, NN11000 Barbados, West Indies	6,255,817	19.64
ApS Kbus 17 nr. 2101(4) Vedbaek Strandvej 321 DK-2950, Vedbaek Denmark	3,702,933	11.63
GW Invest ApS(5) Mosehoejvej 3B DK-2920, Charlotenlund Denmark	3,702,933	11.63
TowerBrook Investors L.P.(6) Park Avenue Tower 65 East 55th Street, 27th Floor New York, NY 10022	2,309,445	7.25
Entities Affiliated with ECI Telecom Ltd.(7) 30 Hasivim Street Petah Tikva 49133, Israel	2,215,777	6.96

Executive Officers and Directors
Nick Jensen(4)	3,702,933	11.63
Nick DeRoma(8)	19,417	*
Dion Joannou(9)	146,798	*
Patrick Jones(10)	6,142	*
Richard Piasentin(10)	6,944	*
Rajneesh Vig(2)	7,336,313	19.99
W. Michael West(11)	37,897	*
Kevin Cook(9)	112,937	*
John Hanson	—	*
All executive officers and directors as a group (10 persons)(12)	11,566,463	30.76%

*	Less than one percent.

(1)

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 31,850,443 shares outstanding on May 30, 2012, adjusted as required by rules promulgated by the SEC.

(2)	Consists of 607,388 shares held by Special Value Enhancement Fund, LLC (“SVEF”), (ii) 1,439,510 shares held by Special Value Opportunity Fund, LLC (“SVOF”) and (iii) an aggregate of 5,399,331 shares issuable upon the exercise of Warrants exercisable within 60 days after May 30, 2012 held by SVEF, SVOF and Tennenbaum Opportunities Partners V., LP (“TOP V”). SVEF holds Warrants to purchase 2,492,582 shares, SVOF holds Warrants to purchase 5,907,418 shares and Tennenbaum Opportunities Partners V, LP holds Warrants to purchase 9,600,000 shares; however, until our stockholders approve the issuance of the common stock issuable upon exercise of such Warrants, if at all, we are not obligated to issue shares upon exercise of such Warrant that would result in these affiliated entities collectively owning in excess of 19.99% of our common stock. Tennenbaum Capital Partners, LLC (“TCP”) serves as investment advisor to SVEF, SVOF and TOP V. Mr. Vig, currently a member of our Board, is a Managing Partner at TCP. Mr. Chan, a former member of our Board, is a Principal at TCP. Messrs. Vig and Chan disclaim beneficial ownership of these shares, except to the extent of their pecuniary interest therein.

(3)	Messrs. Ben-Gacem and Guira, former members of the Board, are Co-Heads of Investcorp Bank B.S.C.’s Technology Investment Group for Investcorp Bank B.S.C. Sipco Holdings Limited is the ultimate parent of the entities that manage the Investcorp Technology Investment Group partnerships that indirectly own Eicon Dialogic Investment SRL. Messrs. Ben-Gacem and Guira disclaim beneficial ownership of these shares, except to the extent of their pecuniary interest therein.

(4)	Mr. Jensen, currently the Chairman of the Board and our Chief Executive Officer, owns and controls ApS Kbus 17 nr. 2101 and may be deemed to beneficially own these shares.

(5)	Mr. Konnerup, a former member of the Board, owns and controls GW Invest ApS and may be deemed to beneficially own these shares.

(6)	TowerBrook Capital Partners LLC is the general partner of TCP General Partner L.P., which is the general partner of TowerBrook Investors L.P.; therefore, TowerBrook Capital Partners LLC and TCP General Partner L.P. may be deemed to indirectly beneficially own these shares. The Managing Members of TowerBrook Capital Partners LLC are Neal Moszkowski and Ramez Sousou, who disclaim beneficial ownership of these shares, except to the extent of their pecuniary interest therein.

(7)	Consists of 2,188,439 shares held by ECI Telecom, Ltd. and 27,338 shares held by ECI Telecom NGTS Inc. ECI Telecom Ltd. and ECI Telecom NGTS Inc. have been acquired by affiliates of the Swarth Group and certain funds that have appointed Ashmore Investment Management Limited as their investment manager who maintains dispositive and/or voting power.

(8)	Includes 9,709 shares issuable upon the vesting of restricted stock units within 60 days after May 30, 2012.

(9)	Consists of shares issuable upon the exercise of options exercisable within 60 days after May 30, 2012.

(10)	Consists of shares issuable upon the vesting of restricted stock units within 60 days after May 30, 2012.

(11)	Includes 12,332 shares issuable upon the exercise of options exercisable within 60 days after May 30, 2012.

(12)	Includes the shares issuable upon the exercise of warrants within 60 days of May 30, 2012 as described in footnote 2 above, an aggregate of 332,966 shares issuable to our directors and executive officers upon the exercise of options exercisable within 60 days after May 30, 2012 and an aggregate of 15,851 shares issuable to our directors upon the vesting of restricted stock units within 60 days after May 30, 2012.

Upon stockholder approval of the issuance of the shares of our common stock issuable upon conversion of the Notes, as requested in Proposal No. 3 above, and the resulting conversion of the Notes, if it occurs, TCP will beneficially own approximately 62% of our outstanding common stock (assuming conversion of the debt at the current conversion price and the full exercise of the Warrants, assuming Proposal No. 2 is approved). In addition, TCP will have the right to designate four members of our Board as described under Proposal No. 3 above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10.0% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater than 10.0% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2011, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10.0% beneficial owners were complied with.

EXECUTIVE OFFICERS OF THE COMPANY

Our executive officers, their ages and their positions as of May 30, 2012, are as follows:

Name	Age	Position(s)
Nick Jensen*	48	Chairman of the Board and Chief Executive Officer
Kevin Cook	54	President and Chief Operating Officer
John Hanson	55	Executive Vice President and Chief Financial Officer
Anthony Housefather	42	Executive Vice President, Corporate Affairs, General Counsel and Corporate Secretary

*	Mr. Jensen’s biography can be found under the section entitled “Proposal No. 1 — Election of Directors.”

Kevin Cook has served as our President and Chief Operating Officer since December 2011. Prior to his current position, Mr. Cook served as our Executive Vice President, Worldwide Field Operations from October 2010 to December 2011 and as Dialogic Corporation’s Senior Vice President, Worldwide Sales and Support since October 2008. From January 2005 to August 2008 Mr. Cook served as Vice President, North America at Avaya Inc., and from 2003 to 2004 as Vice-President of Avaya Global Services.

John T. Hanson has served as our Executive Vice President and Chief Financial Officer since September 2011. From April 2008 until April 2011, Mr. Hanson served as chief financial officer for One Communications Corp, a local exchange carrier located in Boston, Massachusetts. From January 2003 until April 2008, Mr. Hanson served in various roles at Motorola Inc., including vice president finance global service business from April 2007 through April 2008, vice president enterprise business from August 2005 through April 2007, and vice president finance integrated solutions division from January 2003 through August 2005. Prior to working at Motorola, Inc., Mr. Hanson served in various senior financial roles. Mr. Hanson has a master’s degree in management from Northwestern University J.L. Kellogg Graduate School of Business and bachelors degree in commerce with an accounting major from DePaul University. He is a CPA in Illinois and an adjunct professor at the Lake Forest Graduate School of Management.

Anthony Housefather has served as our Executive Vice President, Corporate Affairs, General Counsel and Corporate Secretary since November 2011. Prior to his current position, he served as Executive Vice President and Chief Administrative Officer between October 2010 and November 2011. Mr. Housefather served as Dialogic Corporation’s Executive Vice President, Corporate Affairs, General Counsel and Corporate Secretary from October 2007 to October 2010. From April 2001 to October 2007, he served as Dialogic Corporation’s Vice President, Legal and Contracts and Corporate Secretary, from December 1998 to April 2001, as Dialogic Corporation’s Director of Contract and Program Management and as Dialogic Corporation’s Legal Department Manager between August 1997 and December 1998. He also served as project manager for Dialogic

Corporation’s integration of Intel’s media and signaling business in 2006, the business of EAS and its subsidiaries in 2007 and NMS Communications Corporation’s Communications Platform business in 2008, as well as project manager for the integration of the Veraz Networks and Dialogic Corporation businesses following the Business Combination in 2010. Mr. Housefather served on the board of directors of Dialogic Corporation between November 2000 and February 2002 and was an officer of Dialogic Corporation when it filed for protection under the CCAA in 2002. Dialogic Corporation’s plan of arrangement was approved by creditors and the Quebec Superior Court in November 2002, and it subsequently exited CCAA and returned to normal business operations.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table shows, for the fiscal years ended December 31, 2011 and 2010, compensation awarded to or paid to, or earned by, our Chief Executive Officer and our two other most highly compensated executive officers at December 31, 2011, or, collectively, the Named Executive Officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards(1) ($)	All Other Compensation ($)		Total ($)
Nick Jensen	2011	$499,397	(2)	$—		$—	$—		$499,397
Chairman of the Board and Chief Executive Officer	2010	124,971	(3)	—		—	—		124,971
John Hanson*	2011	98,462		50,000	(4)	692,335	—		834,643
Executive Vice President and Chief Financial Officer
Kevin Cook*	2011	405,769		—		555,490	220,559	(5)	1,181,818
President and Chief Operating Officer

*	Because Messrs. Cook and Hanson were not named executive officers in 2010, SEC rules do not require their compensation for that year to be reported.

(1)	The dollar amounts in this column represent the aggregate grant date fair value of stock option awards granted pursuant to our equity compensation plans in the year ended December 31, 2011. These amounts have been calculated in accordance with FASB ACT Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. No stock options were forfeited by any of our Named Executive Officers during 2011. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

(2)	Converted from Canadian dollar payments to U.S. dollars at the exchange rate in effect on the date of each payment.

(3)	Converted from Canadian dollar payment to U.S. dollars at exchange rate in effect on December 31, 2010. Consists of compensation paid to Mr. Jensen for his services as our Chief Executive Officer commencing on the effective date of the Business Combination.

(4)	Consists of a $50,000 bonus pursuant to the terms of his offer letter.

(5)	Consists of commissions earned in the year ended December 31, 2011.

NARRATIVE TO SUMMARY COMPENSATION TABLE

Employment Agreements

We have entered into employment agreements with our named executive officers, as further described below.

Nick Jensen. On December 30, 2010, we entered into a service agreement, or the Jensen Agreement, with Mr. Jensen, our Chief Executive Officer, effective as of October 1, 2010. The Jensen Agreement has an initial term ending on December 31, 2012, and may be renewed with the written agreement of us and Mr. Jensen. The Jensen Agreement may be terminated with six months notice by either us or Mr. Jensen, or without notice to the extent either we or Mr. Jensen materially breach the terms of the Jensen Agreement. In addition, Mr. Jensen’s employment with us will automatically terminate at the end of the month in which he reaches 70 years of age. Under the terms of the Jensen Agreement, Mr. Jensen is entitled to an annual base salary of CAD $500,000 and an annual bonus of up to 100% of his base salary at the discretion of the Board.

John Hanson. On September 27, 2011, we entered into an offer letter with Mr. Hanson, or the Hanson Agreement. Under the terms of the Hanson Agreement, Mr. Hanson is entitled to an annual base salary of $400,000 and an annual performance-based incentive bonus of up to 50% of his annual salary at the discretion of the Board based on achievement of performance objectives as determined by the Board and the Chief Executive Officer; provided however, that, under the terms of his offer letter and subject to his continued service, Mr. Hanson’s incentive bonus was set at $50,000 for the year ending December 31, 2011 and a minimum of $150,000 for the year ending December 31, 2012.

Kevin Cook. On December 5, 2011, we entered into an Amended and Restated Employment Agreement with Mr. Cook, or the Cook Agreement. Pursuant to the Cook Agreement, Mr. Cook will be paid an annual base salary of $500,000, less applicable deductions and withholdings, and is eligible to earn on target commissions of $300,000 per year based on 100% achievement of the annual target revenue objectives as set by the Board. In addition, Mr. Cook will be eligible to earn a performance incentive award of up to $100,000 per year beginning in 2012 based on the level of achievement against our annual EBITDA performance objectives as set by the Board. In addition, Mr. Cook is also eligible to receive a payment of $50,000 on each of the following dates, provided that on each such date he remains employed by the Company: February 15, 2012, August 15, 2012, February 15, 2013 and August 15, 2013.

Commission Plan

In accordance with his offer letter, Mr. Cook is eligible to earn on target commissions, which are paid quarterly based on our quarterly financial revenue achievement against our quarterly revenue plan as approved by the Board, whereby 100% achievement of revenue attainment results in aggregate commissionable earnings of $300,000 per annum, or $75,000 per quarter. Commissionable earnings are not capped and are not guaranteed. No commission is paid for performance below 70% revenue attainment for a given quarter.

Equity Awards

See “Outstanding Equity Awards at December 31, 2011” below for the terms of stock options and stock awards granted to our Named Executive Officers in 2010 and 2011.

Benefits

Our core benefits, such as our basic health benefits, 401(k) program and life insurance, are designed to provide a stable array of support to employees and their families throughout various stages of their careers, and are provided to all employees regardless of their individual performance levels. Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance, in each case on the same basis as other employees, subject to applicable law. We also provide vacation and other paid holidays to all employees, including our executive officers. Other than as described in this section, we do not provide any special perquisites or health or welfare benefits to our Named Executive Officers that are not available to all of our employees.

POST-EMPLOYMENT COMPENSATION AND CHANGE OF CONTROL BENEFITS

We have entered into employment agreements with our Named Executive Officers that require us to make payments upon termination or constructive termination either before or after a change of control of the Company. These arrangements are discussed below. In general, in order to be eligible for any benefits, our executives must be terminated without “cause” or voluntarily terminate their employment for “good reason” and will be required to sign a standard release agreement releasing claims against us and agreeing to the continued applicability of confidentiality and intellectual property agreements. We have selected this trigger as we feel it is a customary term of executive employment at comparable companies in our peer group. Additionally, we have provided enhanced benefits in the event that certain of our Named Executive Officers are terminated within 12 months following a “change of control.” We believe that the enhanced benefits provided following a change of control are necessary to ensure that we can secure the service of our executives up to and through any potential change of control transaction.

Nick Jensen. Under the Jensen Agreement, in the event (i) we terminate the Jensen Agreement without cause or (ii) Mr. Jensen terminates the Jensen Agreement as a result of our failure to meet our obligations under the Jensen Agreement, Mr. Jensen will receive a lump-sum cash payment equal to 18 months of his then-current base salary. Pursuant to his agreement, Mr. Jensen is subject to customary confidentiality obligations during the term of employment and thereafter.

John Hanson. Under the Hanson Agreement, if we had terminated Mr. Hanson’s employment without Cause or Mr. Hanson resigned for Good Reason (as such terms are defined in the Hanson Agreement) prior to December 31, 2011, Mr. Hanson would have been entitled to receive a cash payment equal to 24 months of his then-current base salary. If we terminate Mr. Hanson’s employment without Cause or Mr. Hanson resigns for Good Reason after December 31, 2011, Mr. Hanson will be entitled to receive (i) a cash payment equal to 12 months of his then-current base salary, (ii) any guaranteed bonus amount described above or, if such termination occurs in a period for which there is no guaranteed bonus, his target bonus for such period, and (iii) cash payments made over time in an amount equal to the cost of continuing health insurance benefits for up to 12 months upon Mr. Hanson’s timely election of COBRA continuation coverage (such benefits as described in the preceding two sentences collectively referred to as the “Severance Benefits”). In each case, receipt of the Severance Benefits by Mr. Hanson is subject to (x) his continued compliance with the obligations under his proprietary information and invention agreement with us while receiving such Severance Benefits, (y) the execution of a general release in our favor, and (z) his resignation from the Board if he is a member at the time of termination. If we terminate Mr. Hanson’s employment without Cause or Mr. Hanson resigns for Good Reason within 12 months of a Change of Control (as defined in the Hanson Agreement), Mr. Hanson will receive full vesting of his compensatory stock grants, including any outstanding stock option and restricted stock unit grants, on the effective date of such termination in addition to the Severance Benefits described above.

Kevin Cook. Under the Cook Agreement, in the event that (i) we terminate Mr. Cook’s employment for reasons other than Cause (as defined in the Cook Agreement) or (ii) Mr. Cook resigns for Good Reason (as defined in the Cook Agreement), Mr. Cook will be entitled to (x) 12 months of his then current base salary and on target commissions (without giving effect to any decrease in these amounts that forms the basis for his resignation for Good Reason) and car allowance, less all applicable withholdings and deductions, paid in equal installments on our normal payroll schedule for the first 12 months following his Separation from Service (as defined in the Cook Agreement), (y) a lump sum payment equal to the performance incentive award amount for the then current fiscal year based on the percentage achievement of our EBITDA performance objectives as at the date of Separation from Service and (z) up to 12 months of premiums necessary to continue his current health insurance coverage, subject to Mr. Cook executing a general release of claims against the Company. In addition to the benefits described above, Mr. Cook will also receive full vesting acceleration of all of his then outstanding equity awards in the event such termination for other than Cause or resignation for Good Reason occurs within 12 months after a Change of Control (as defined in the Cook Agreement), subject to his execution of a general release of claims against the Company.

In general, under the Hanson Agreement and Cook Agreement, (1) “Cause” is defined as one or more of the following events: (i) executive’s conviction of a felony, (ii) executive’s commission of any act of fraud with respect to the Company, (iii) any intentional misconduct by executive that has a materially adverse effect upon our business that is not cured by executive within 30 days of a written notice, (iv) a breach by executive of any of executive’s fiduciary obligations as an officer that has a materially adverse effect upon our business that is not cured by executive within 30 days of a written notice, or (v) executive’s willful misconduct or gross negligence in performance of his duties, including executive’s refusal to comply in any material respect with the legal directives of such executive’s superior so long as such directives are not inconsistent with executive’s position or duties, that are not cured by executive within 30 days of a written notice; (2) “Good Reason” is defined as any one of the following events, which occurs without the executive’s consent: (i) material reduction of the executive’s then current base compensation, (ii) any material diminution of the executive’s duties, responsibilities or authority (excluding certain specific situations), or (iii) any requirement that the executive relocate to a work site more than 25 miles from our current location; and (3) “Change of Control” is defined as any of the following: (i) a sale or other disposition of all or substantially all of our assets, (ii) a merger or other reorganization, in which our stockholders immediately prior to such transaction own less than 50% of the voting power of the surviving corporation, or (iii) any transaction or series of transactions, in which in excess of 50% of our voting power is transferred.

Each of the Hanson Agreement and Cook Agreement provides that, in the event that any benefits provided in connection with a change of control (or a related termination of employment) would be (i) considered a “parachute payment” within the meaning of Section 280G of the Code or (ii) subject to the excise tax imposed by Section 4999 of the Code, the executive officer will receive the greater, on an after-tax basis (taking account of all federal, state and local taxes and excise taxes), of the largest portion of such benefits that results in the executive’s receipt of the greatest economic benefit (notwithstanding that all or some portion of the benefits may be subject to the excise tax) or such lesser amount of benefits as would result in no portion of the benefits being subject to the excise tax.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2011

The following table shows certain information regarding outstanding equity awards at December 31, 2011 for the Named Executive Officers. Mr. Jensen had no equity awards as of December 31, 2011.

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Mr. Hanson	—	350,000	(1)	2.59	9/27/2021
Mr. Cook	42,750 5,625 24,937 12,500 —	11,250 3,375 38,063 47,500 350,000	(2) (3) (4) (5) (6)	6.20 6.20 6.20 4.79 1.18	10/1/2018 6/12/2019 5/1/2020 2/24/2021 12/16/2021

(1)	25% of the shares subject to such option shall vest on the first anniversary of September 27, 2011. The balance of the shares shall vest in a series of equal consecutive monthly installments over the 36-month period thereafter until all of the shares become fully vested and exercisable.

(2)	25% of the shares subject to such option shall vest on the first anniversary of October 1, 2009. The balance of the shares shall vest in a series of equal consecutive monthly installments over the 36-month period thereafter until all of the shares become fully vested and exercisable.

(3)	25% of the shares subject to such option shall vest on the first anniversary of June 12, 2010. The balance of the shares shall vest in a series of equal consecutive monthly installments over the 36-month period thereafter until all of the shares become fully vested and exercisable.

(4)	25% of the shares subject to such option shall vest on the first anniversary of May 1, 2011. The balance of the shares shall vest in a series of equal consecutive monthly installments over the 36-month period thereafter until all of the shares become fully vested and exercisable.

(5)	The shares subject to such option shall vest in a series of 48 successive equal monthly installments over the four-year period measured from February 24, 2011.

(6)	25% of the shares subject to such option shall vest on the first anniversary of December 16, 2011. The balance of the shares shall vest in a series of equal consecutive monthly installments over the 36-month period thereafter until all of the shares become fully vested and exercisable.

DIRECTOR COMPENSATION

BOARD AND COMMITTEE FEES AND AWARDS

We currently provide the following cash compensation to each independent, non-employee director who is not employed by or affiliated with a stockholder or an affiliate of a stockholder that can exercise voting power over five percent or more of our common stock:

•	an annual retainer of $45,000;

•	the lead independent director receives an additional annual retainer of $22,500;

•	the chairman of each of the Audit Committee, Compensation Committee and Nominating Committee also receives an annual retainer of $25,000, $15,000 and $10,000, respectively; and

•	each non-chair committee member of the Audit Committee, Compensation Committee and Nominating Committee also receives an annual retainer of $10,000, $7,500 and $5,000, respectively.

In May 2012, the Board approved the following new director cash compensation arrangements for each independent, non-employee director who is not employed by or affiliated with a stockholder or an affiliate of a stockholder that can exercise voting power over two percent or more of our common stock, to be effective beginning July 1, 2012:

•	an annual retainer of $60,000;

•	the chairman of each committee of the Board will also receive an annual retainer of $30,000; and

•	each non-chair committee member of each of the committees of the Board will also receive an annual retainer of $10,000.

In addition, we reimburse all of our directors for all reasonable expenses incurred in attending meetings of the Board and its committees.

The annual retainer and fees under the applicable director compensation structure are paid quarterly, in arrears, and pro-rated for any partial quarters of service. However, because the current director compensation structure was approved in April 2011, on the date of the 2011 annual meeting of stockholders, we paid each eligible director the cash compensation they would have received on March 31, 2011 if the new compensation structure had been adopted prior to such date, with the balance of the annual retainers and fees paid thereafter on the schedule established under the policy.

We grant restricted stock units to eligible directors. Each new eligible director will receive, at the time of his or her initial election or appointment to the Board, a restricted stock unit award covering a number of shares having, on the date of grant, a fair market value equal to $180,000, and vesting over three years. Subject to Board approval, on the date of each annual meeting of stockholders, each continuing eligible director will receive a restricted stock unit award covering a number of shares having, on the date of grant, a fair market value equal to $90,000, and vesting over one year.

Mr. Jensen, our Chief Executive Officer, is not separately compensated for his service as a member of the Board. Mr. Sabella, our former President and Chief Operating Officer, similarly was not separately compensated for his service as a member of the Board prior to his resignation from the Board in December 2011. Due to their relationships with certain of our principal stockholders, Messrs. Chan, Guira, Konnerup and Ben-Gacem, former members of our Board, and Mr. Vig were not or are not, as applicable, entitled to compensation for their Board and committee service.

CONSULTING ARRANGEMENT

Prior to the Business Combination, Dialogic Corporation entered into a consulting arrangement with Mr. Joannou pursuant to which he provided consulting services to the senior management team. Pursuant to the consulting arrangement, Mr. Joannou was entitled to receive $7,500 per day for his consulting services. Mr. Joannou’s consulting agreement with Dialogic Corporation also included specific confidentiality, intellectual property ownership, non-compete and non-solicitation provisions. Mr. Joannou received no consulting fees pursuant to this arrangement during 2011. The consulting arrangement was terminated on May 1, 2012, effective as of October 2010.

DIRECTOR COMPENSATION TABLE FOR FISCAL 2011

The following table shows for the fiscal year ended December 31, 2011 certain information with respect to the compensation of all non-employee directors of the Company, other than Messrs. Chan, DeRoma, Jones and Piasentin, who joined the Board in 2012:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
W. Michael West	$72,500	$89,999	$162,499
Hazem Ben-Gacem(4)	—	—	—
Alex Guira(5)	—	—	—
Dion Joannou	111,875	89,999	201,874
Mikael Konnerup(4)	—	—	—
Rajneesh Vig	—	—	—

(1)	Consists of fees earned for Board and committee meeting attendance as described above.

(2)	The dollar amounts in this column represent the aggregate grant date fair value of restricted stock units granted pursuant to our equity compensation plans in the year ended December 31, 2011. These amounts have been calculated in accordance with FASB ASC Topic 718. We measure the grant date fair value of restricted stock units using the closing price of our common stock on the grant date.

(3)	The following stock options were outstanding as of December 31, 2011: Mr. West, 15,000 and Mr. Joannou, 127,333. Messrs. West and Joannou each also had 19,565 restricted stock units subject to vesting as of December 31, 2011.

(4)	Messrs. Ben-Gacem and Konnerup resigned from the Board in April 2012.

(5)	Mr. Guira resigned from the Board in June 2012.

TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

Pursuant to our written Code of Conduct and Ethics, our executive officers and directors (or immediate family members or affiliates of our executive officers and directors) are not permitted to enter into any transactions with our company without the approval of either our Audit Committee, pursuant to the provisions set forth in the Audit Committee charter, or the Board. In approving or rejecting such proposed transactions, the Audit Committee or Board, as applicable, shall consider the relevant facts and circumstances available and deemed relevant to the Audit Committee or Board, as applicable, including but not limited to the risks, costs and benefits to us, the terms of the transactions, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Our Audit Committee and/or Board shall approve only those transactions that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee or Board determines in the good faith exercise of its discretion. We have designated a compliance officer to generally oversee compliance with our Code of Conduct and Ethics.

The employment agreements with our current executive officers and the indemnification agreements with our executive officers and directors, each as described below, were approved in advance by the Board in accordance with the Code of Conduct and Ethics. All of the other transactions described below were entered into prior to the adoption of our Code of Conduct and Ethics or were entered into by Dialogic Corporation prior to the Business Combination and were updated as part of the Business Combination. Each of the transactions described below was approved by the Board.

CERTAIN RELATED-PERSON TRANSACTIONS

Employment Agreements

We have entered into employment agreements with our current executive officers, as further described in the section entitled “Executive Compensation—Narrative to Summary Compensation Table—Employment Agreements” and “Executive Compensation—Post-Employment Compensation and Change of Control Benefits.”

Stock Option and Stock Award Grants to Executive Officers and Directors

We have granted stock options and/or stock awards to our executive officers and non-employee directors. See “Executive Compensation” and “Director Compensation.”

Indemnity Agreements with Executive Officers and Directors

We have entered into indemnity agreements with certain officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and our Bylaws.

Agreements with Tennenbaum Capital Partners

In connection with the Business Combination, on October 1, 2010, Dialogic Corporation entered into the Term Loan Agreement with Obsidian, LLC, as agent, and the Term Lenders, as lenders. TCP, a private equity firm, manages the funds of the Term Lenders. TCP also owned approximately 6.5% of our common stock as of December 31, 2011, which interest it originally acquired in Dialogic Corporation in 2006, and currently beneficially owns approximately 19.99% of our common stock. Mr. Vig, a Managing Partner for TCP, currently serves as a member of our Board, and during the year ended December 31, 2009, Mr. Vig also served as a member of Dialogic Corporation’s board of directors. Mr. Chan, a Principal for TCP, served as a member of our Board from April 2012 to June 2012. We incurred costs of $2.6 million paid to the Term Lenders in connection with the Term Loan Agreement, which was capitalized as debt issuance costs as of October 1, 2010.

As of December 31, 2011, we owed long-term debt to the Term Lenders in the amount of $89.9 million, representing the largest aggregate amount of principal outstanding during 2011, and interest payable of $3.5 million under the Term Loan Agreement. As of April 11, 2012, we owed $60.9 million in principal to the Term Lenders under the Term Loan Agreement. For the year ended December 31, 2011, we recorded interest expense of $13.2 million related to the Term Loan Agreement and $2.4 million of amortization charges for deferred debt issuance costs paid to the Term Lenders. For the year ended December 31, 2011, we paid $12.7 million related to the interest expense to the Term Lenders. We did not repay any principal to the Term Lenders in the year ended December 31, 2011.

As of December 31, 2011, the term loans bore interest, payable in cash, at a rate per annum equal to LIBOR (but in no event less than 2%) plus an applicable margin. The margin, which, as of December 31, 2011, was 11%, was based on our consolidated net leverage ratio. At December 31, 2011, the interest rate was 15% on the aggregate of the term loans. However, on March 22, 2012 we entered into a third amended and restated Term Loan Agreement as described in Proposal No. 2 above. Subsequently, on April 11, 2012, Dialogic Corporation, the Company and certain of our subsidiaries entered into a First Amendment to the third amended and restated Term Loan Agreement, or the First Amendment. Pursuant to the First Amendment, the Term Loan Agreement was amended to permit the conversion of $33.0 million of outstanding debt under the Term Loan Agreement in exchange for the Notes and the Series D-1 Preferred Share, subject to payment of a prepayment premium of $1.5 million. The Term Loan Agreement was also amended to permit us to issue additional convertible notes in the Private Placement, as described in greater detail in Proposal No. 3 above.

Stockholder Loans

Prior to the Business Combination, Dialogic Corporation entered into certain long-term loan agreements certain members of its board of directors and officers. These loans remain outstanding following consummation of the Business Combination. At each of December 31, 2011 and 2010, we had $4.8 million and $3.0 million, respectively, in long-term debt payable to certain of our stockholders, or the Related Party Lenders, including entities affiliated with Mr. Jensen, our Chief Executive Officer, Mr. Vig, a member of our Board, and Messrs. Ben-Gacem, Chan, Guira and Konnerup, former members of our Board, bearing interest at an annual rate of 20% compounded monthly in form of a payment-in-kind and repayable six months from the maturity date of the Term Loan Agreement, which, as of December 31, 2011, would have been in March 2014, and under the third amended and restated Term Loan Agreement, as discussed below, would be in September 2015. As of April 11, 2012, we had $5.1 million (including accrued interest) in long-term debt payable to such stockholders. During the years ended December 31, 2011 and 2010, we recorded interest expense of $0.9 million and $0.7 million, respectively, related to these stockholder loans. We did not repay any principal to such stockholders in the years ended December 31, 2011 and 2010. There are no covenants or cross default provisions associated with these loans. In the event that we consummate an equity financing before the loans are repaid, such stockholders may, at their option, convert the entire loan amount, including accrued payment in kind interest payable, into equity at the same rate and terms agreed to with other investors. This option will apply solely to the first equity financing event consummated after October 1, 2010.

As described in greater detail in Proposal No. 2, on April 11, 2012, the stockholder loans were exchanged for Notes.

Subsequent Events

We entered into the Debt Restructuring as described in Proposal No. 2 above and the Private Placement as described in Proposal No. 3 above.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Dialogic stockholders will be “householding” our Annual Meeting materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or Dialogic. Direct your written request to Dialogic’s Corporate Secretary at 1504 McCarthy Boulevard, Milpitas, California 95035, or by telephone at (408) 750-9400. If you revoke your consent, we will promptly deliver to you a separate copy of the Annual Meeting materials. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Anthony Housefather

Anthony Housefather

Corporate Secretary

June 27, 2012

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2011 is available without charge upon written request to: Corporate Secretary, Dialogic Inc., 1504 McCarthy Boulevard, Milpitas, California 95035.

ANNEX A

SUBSCRIPTION AGREEMENT

This Subscription Agreement is entered into and dated as of March 22, 2012 (this “Agreement”), by and among Dialogic Inc., a Delaware corporation with offices located at 1504 McCarthy Boulevard Milpitas, California 95035-7405 (the “Company”) and the purchasers identified on the Schedule of Purchasers attached hereto (each, a “Purchaser” and, together, the “Purchasers”). Capitalized terms not defined below shall have the meaning as set forth in Section 1.1.

RECITALS

A. The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B. The Company is a borrower under that certain second amended and restated credit agreement (the “Existing Credit Agreement”) dated as of October 1, 2010 by and among Dialogic Corporation, a British Columbia corporation (the “Borrower”), the Company as the parent of the Borrower, the Purchasers as lenders party thereto, and Obsidian, LLC in its capacities as administrative agent and collateral agent, pursuant to which the Company has $92,833,006.75 in outstanding obligations (the “Loans”) owed to the Purchasers.

C. To induce the Purchasers to enter into the Third Amended and Restated Credit Agreement, in the form attached hereto as Exhibit A (the Existing Credit Agreement as so amended and restated, the “Credit Agreement”, and together with any other loan and/or security documents referenced therein, the “Credit Documents”), the Company has agreed to issue the Warrants described below to the Purchasers as payment of the Yield Enhancement Premium (as defined in the Credit Agreement).

D. Each Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, a warrant to acquire up to that aggregate number of shares of Common Stock set forth opposite such Purchaser’s name in column (3) on the Schedule of Purchasers, in the form attached hereto as Exhibit B (the “Warrants”) (as exercised, collectively, the “Warrant Shares”), subject to adjustment for any stock split, stock dividend, stock split, stock combination, reclassification or similar transaction.

E. At the Closing, the parties hereto shall amend and restate that certain Registration Rights Agreement, dated as of October 1, 2010, by and among Veraz Networks, Inc. (now known as Dialogic Inc.), certain Purchasers and certain other parties thereto, in the form attached hereto as Exhibit C (as amended and restated, the “Registration Rights Agreement”), pursuant to which the Company shall agree to provide certain registration rights with respect to the Securities (as defined below), under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

F. The Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser, severally and not jointly, agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person, as such terms are used in and construed under Rule 144 promulgated under the Securities Act. Without limiting the foregoing with respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified or converted.

“Eligible Market” means any of The New York Stock Exchange, The NYSE Amex, The NASDAQ Global Select Market, The NASDAQ Capital Market or the Trading Market.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Authority” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, provincial, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, commissioner, bureau, tribunal, instrumentality, official, ministry, fund, foundation, center, organization, board, unit, body or Person and any court or other tribunal); or (d) regulatory or self-regulatory organization (including the Trading Market).

“Knowledge” shall mean the actual knowledge of the Company’s and/or its Subsidiaries’, as applicable, executive officers.

“Lien” means any mortgage, deed of trust, lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, inquiry, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the Company’s Knowledge, threatened in writing.

“Registrable Securities” means all the Warrant Shares issued or issuable upon exercise of the Warrants and any securities issued or issuable in exchange for or in respect of such securities, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” has the meaning as set forth in the Registration Rights Agreement.

“SEC Reports” shall mean all reports, schedules, forms, applications and other documents, together with any amendments required to be made with respect thereto, required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such materials).

“Senior Facility” means the credit facility established pursuant to the Credit Documents and the credit facility established pursuant to a certain Credit Agreement dated as of March 5, 2008, as amended, among Dialogic Corporation, Dialogic Inc., Wells Fargo Foothill Canada ULC, as administrative agent, and the lenders from time to time party thereto, or any replacement facilities reasonably acceptable to holders of at least a majority of the aggregate amount of Registrable Securities issued and issuable under the Warrants.

“Subsidiary” shall mean any Person which the Company controls directly or indirectly by ownership of more than 50% of the outstanding voting equity.

“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on any Trading Market, then any Business Day.

“Trading Market” means The NASDAQ Global Market or any other primary Eligible Market or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

“Transaction Documents” means this Agreement, the Warrants, the Registration Rights Agreement and any other documents, certificates or agreements executed or delivered in connection with the transactions contemplated hereby.

ARTICLE II.

PURCHASE AND SALE

2.1 Purchase and Sale of the Securities. Subject to the terms and conditions of this Agreement, each Purchaser agrees, severally and not jointly, to purchase from the Company, and the Company agrees to sell and issue to each Purchaser, at the Closing, such Warrants to acquire up to that aggregate number of Warrant Shares as is set forth opposite such Purchaser’s name in column (3) on the Schedule of Purchasers.

2.2 Closing. The purchase and sale of the Warrants pursuant to the terms of this Agreement (the “Closing”) shall take place at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, at 10:00 A.M. (New York City time) on the date hereof, or at such other time and place as the Company and the Purchasers mutually agree upon in writing (the “Closing Date”).

2.3 Purchase Price. The Warrants to be issued to such Purchaser at the Closing shall be issued as payment of the Yield Enhancement Premium.

2.4 Form of Payment. On the Closing Date, the Company shall deliver to each Purchaser a Warrant pursuant to which such Purchaser shall have the right to acquire up to such aggregate number of Warrant Shares as is set forth opposite such Purchaser’s name in column (3) of the Schedule of Purchasers, duly executed on behalf of the Company and registered in the name of such Purchaser or its designee.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof (except for representations and warranties that speak as of a specific date, which shall be made as of such date) to each of the Purchasers, except as set forth in the Schedules delivered herewith:

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its respective obligations hereunder and thereunder. Other than the Required Approvals, the execution and delivery by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereunder and thereunder have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, or its board of directors or stockholders. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company, and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(b) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrants and the Warrant Shares and the reservation for issuance of the Warrant Shares) do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any Governmental Authority to which the Company or a Subsidiary is subject (including, without limitation, foreign, federal and state securities laws and regulations (assuming the correctness of the representations and warranties made by the Purchasers herein), and the rules and regulations of the Trading Market), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of clause (ii) or (iii) above, as would not, reasonably be expected to, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company’s ability to perform fully on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization, permit or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing by the Company, the filing by the Company of a Notice of Sale of Securities on Form D with the Commission under Regulation D and state and applicable Blue Sky filings, the obtaining by the Company of Stockholder Approval as contemplated by Section 4.9, the filing of any requisite notices and/or applications(s) to the Trading Market for the issuance and sale of the Warrants, and the issuance of the Warrant Shares upon exercise of the Warrants, and the listing of the Warrant Shares for trading or quotation, as the case may be, thereon (collectively, the “Required Approvals”). Other than the Stockholder Approval contemplated by Section 4.9, all Required Approvals have been obtained or effected on or prior to the Closing Date, and neither the Company nor any Subsidiary are aware of any facts or circumstances which might prevent the Company or any Subsidiary from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Trading Market.

(d) Issuance of the Securities. The issuance of the Warrants is duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, Liens and charges with respect to the issue thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than the sum of the maximum number of Warrant Shares issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein). Upon exercise in accordance with the Warrants, the Warrant Shares when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, Liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock (as set forth in the applicable charter documents). Subject to the accuracy of the representations and warranties of the Purchasers in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

(e) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company has been set forth in the SEC Reports and has changed since the date set forth in such SEC Reports only to reflect stock option exercises and grants and warrant exercises that have not, individually or in the aggregate, had a material effect on the issued and outstanding capital stock, options and other securities and have not been required to be reported by the Company under the Exchange Act. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(f) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Purchaser pursuant to written agreements executed by such Purchaser which fees or commissions shall be the sole responsibility of such Purchaser) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney’s fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

(g) Private Placement; No Integrated Offering; No General Solicitation. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2(c)-(g) and that the Required Approvals have been obtained, (i) no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents, and (ii) the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, the Subsidiaries, any of their respective affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise. None of the Company, the Subsidiaries, their respective affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the Securities Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company. Neither the Company, the Subsidiaries nor their affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(h) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents or the laws of its jurisdiction of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any Subsidiary.

(i) Registration Eligibility. The Company is eligible to register the Registrable Securities for resale by the Purchasers using Form S-3 promulgated under the Securities Act.

(j) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(k) Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(l) Voting Agreements. The Company entered into a Voting Agreement (each, a “Voting Agreement”) on March 16, 2012 in the form attached hereto as Exhibit D, with each of the stockholders set forth on Schedule 3.1(l) (collectively, the “Principal Stockholders”).

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, as to itself only and for no other Purchaser, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of the Transaction Documents to which such Purchaser is a party has been duly executed by such Purchaser and, when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

(b) No Conflicts. The execution, delivery and performance of the Transaction Documents by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of such Purchaser’s certificate or articles of incorporation, bylaws or other organizational or charter documents (to the extent an entity), or (ii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any Governmental Authority to which such Purchaser is subject (including, without limitation, foreign, federal and state securities laws and regulations); except in the case of clause (i) or (ii) above, as would not, reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Purchaser to perform its obligations thereunder.

(c) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes and not with a view to distributing or reselling such Securities or any part thereof in violation of applicable securities laws, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time. Such Purchaser understands that the Securities have not been registered under the Securities Act, and therefore the Securities may not be sold, assigned or transferred unless pursuant to (i) an effective registration statement under the Securities Act with respect thereto or (ii) an available exemption from the registration requirements of the Securities Act.

(d) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrants (other than pursuant to a cashless exercise), it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

(e) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to such Purchaser’s knowledge, any other general solicitation or general advertisement.

(g) Access to Data. Such Purchaser has received and reviewed information about the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with its management and to review the Company’s facilities. Such Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The foregoing, however, does not limit or modify the representations and warranties made by the Company in this Agreement or any other provision in this Agreement or the right of the Purchasers to rely thereon. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(h) Transfer or Resale. Such Purchaser understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Purchaser shall have delivered to the Company (if requested by the Company) an opinion of counsel to such Purchaser, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(i) Reliance on Exemptions. Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(j) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(k) Residency. Such Purchaser’s principal executive offices are in the jurisdiction set forth immediately below such Purchaser’s name on the applicable signature page attached hereto.

The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby or by any other Transaction Document other than those specifically set forth in Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Register; Pledge.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for each series of the Warrants in which the Company shall record the name and address of the Person in whose name the Warrants have been issued (including the name and address of each transferee) the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Purchaser or its legal representatives.

(b) The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement secured by the Securities and, if required under the terms of such agreement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

4.3 Integration. The Company shall not, and shall use its reasonable best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or, except with the prior written consent of holders of at least a majority of the aggregate amount of Registrable Securities issued and issuable hereunder and under the Warrants, that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.4 Reservation and Listing of Securities. The Company shall, as applicable (i) prepare and timely file with each Trading Market an additional shares listing application covering all of the shares of Common Stock issued or issuable under the Transaction Documents, (ii) use reasonable best efforts to cause such shares of Common Stock to be approved for listing on each Trading Market as soon as practicable thereafter, (iii) provide to the

Purchasers evidence of such listing, and (iv) use reasonable best efforts to maintain the listing of such Common Stock on each such Trading Market or another Eligible Market.

4.5 Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchasers. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Purchasers.

4.6 Shareholders Rights Plan. No claim will be made or enforced by the Company or any other Person that any Purchaser is an “Acquiring Person” or any similar term under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.7 Voting Agreement. The Company shall use its reasonable best efforts to effectuate the transactions contemplated by each of the Voting Agreements. The Company shall not amend or waive any provision of any Voting Agreement and shall enforce the provisions of the Voting Agreements in accordance with its respective terms. If any Principal Stockholder breaches any provisions of its Voting Agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of such Voting Agreement in accordance with Section 3.2 of the applicable Voting Agreement. In addition, if the Company receives any notice from any Principal Stockholder pursuant to a Voting Agreement, the Company shall promptly, but in no event later than two (2) Business Days, deliver a copy of such notice to each Purchaser.

4.8 Stockholder Approval. If required by any governmental or regulatory agency, the Company shall provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be called as promptly as practicable after the date hereof, but in no event later than May 31, 2012 (the “Stockholder Meeting Deadline”), a proxy statement, in a form reasonably acceptable to the Purchasers after review by Schulte Roth & Zabel LLP at the expense of the Company, soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (the “Resolutions”) providing for the issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law and the rules and regulations of the Trading Market (such affirmative approval being referred to herein as the “Stockholder Approval” and the date such approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts, the Stockholder Approval is not obtained at the Stockholder Meeting, the Company shall cause an additional Stockholder Meeting to be held each calendar quarter thereafter until Stockholder Approval is obtained.

ARTICLE V.

CLOSING DELIVERABLES

5.1 Closing Deliverables of the Company. At the Closing, the Company shall deliver to the Investors the following:

(a) Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects (except to the extent such representations and warranties are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. If the Closing Date is not on the date hereof, such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser in the form attached hereto as Exhibit E.

(b) Transaction Documents. The Company shall have duly executed and delivered to such Purchaser (A) each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Purchaser such aggregate and (B) such Warrants (for such aggregate number of shares of Common Stock as is set forth across from such Purchaser’s name in column (3) of the Schedule of Purchasers).

ARTICLE VI.

MISCELLANEOUS

6.1 Cash Payments. The parties hereto acknowledge and agree, notwithstanding anything to the contrary contained in the Transaction Documents, that any cash payments required to be made by the Company or a Subsidiary in any of the Transaction Documents while the Senior Facility is outstanding shall only be made if allowed under the Senior Facility or with the prior written consent of the lenders thereunder.

6.2 Fees and Expenses. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Purchaser) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Purchasers.

6.3 Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Purchasers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the aggregate amount of Registrable Securities issued and issuable hereunder and under the Warrants, and any amendment to this Agreement made in conformity with the provisions of this Section 6.3 shall be binding on all Purchasers and holders of Securities. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. The Company has not, directly or indirectly, made any agreements with any Purchasers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Purchaser has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

6.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided under this Agreement or any other Transaction Document shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, specifying next business day delivery or (iv) upon actual receipt by the party to whom such notice is required to be given if delivered by hand. The address for such notices and communications shall be as follows:

If to the Company:	Dialogic Inc. 9800 Cavendish Blvd., Suite 500, Montreal, Quebec, Canada H4M 2V9 Telephone: (514) 832-3577 Facsimile: (514) 745-0055 Attention: Anthony Housefather, EVP and General Counsel

With a copy to:	Cooley LLP 3175 Hanover Street Palo Alto, CA 94304 Telephone: (650)843-5000 Facsimile: 650/849-7400 Attention: Jim Fulton

If to the Transfer Agent	Computershare 520 Pike Street Suite 1220 Seattle WA 98101 Telephone: (206) 674-3050 Facsimile: (206) 674-3059 Attention: Lisa Porter, Relationship Manager

If to a Purchaser:	To its address and facsimile number set forth on the Schedule of Purchasers, with copies to such Purchaser’s representatives as set forth on the Schedule of Purchasers.

With a copy (for information purposes only) to:	Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10028 Telephone: (212) 756-2000 Facsimile: (212) 593-5955 Attention: Eleazer N. Klein

or such other address as may be designated in writing hereafter, in the same manner, by such Person by two (2) Trading Days’ prior notice to the other party in accordance with this Section 6.4.

6.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Purchasers and the Company, or, in the case of a waiver, by the Purchasers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.

6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof and of the applicable Transaction Documents that apply to the “Purchasers.” Notwithstanding anything to the contrary herein, Securities may be pledged to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

6.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee is an intended third party beneficiary of Section 4.6 and may enforce the provisions of such Sections directly against the parties with obligations thereunder.

6.9 Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (except for matters governed by corporate law in the State of Delaware), without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement). Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys’ fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and/or exercise of the Securities, as applicable.

6.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) filed of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature page were an original thereof.

6.12 Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

6.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The Company therefore agrees that the Purchasers shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

6.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to any of the other Transaction Documents or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company or any Subsidiary by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.17 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6.18 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

DIALOGIC INC.

By:	/s/ Anthony Housefather
Name: Anthony Housefather Title: EVP Corporate Affairs and General Counsel

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

SPECIAL VALUE EXPANSION FUND, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Rajneesh Vig
	Name:	Rajneesh Vig
	Title:	Managing Partner

SPECIAL VALUE OPPORTUNITIES FUND, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Rajneesh Vig
	Name:	Rajneesh Vig
	Title:	Managing Partner

TENNENBAUM OPPORTUNITIES PARTNERS V, LP

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Rajneesh Vig
	Name:	Rajneesh Vig
	Title:	Managing Partner

SCHEDULE OF PURCHASERS

(1)	(2)	(3)	(4)
Purchaser	Address and Facsimile Number	Number of Warrant Shares	Legal Representative’s Address and Facsimile Number

Special Value Expansion Fund, LLC	2951 28th Street, Suite 1000 Santa Monica, CA 90405 Attention: Raj Vig and General Counsel Email: raj.vig@tennenbaumcapital.com	2,492,582	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone:(212) 756-2000

Special Value Opportunities Fund, LLC	2951 28th Street, Suite 1000 Santa Monica, CA 90405 Attention: Raj Vig and General Counsel Email: raj.vig@tennenbaumcapital.com	5,907,418	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone:(212) 756-2000

Tennenbaum Opportunities Partners V, LP	2951 28th Street, Suite 1000 Santa Monica, CA 90405 Attention: Raj Vig and General Counsel Email: raj.vig@tennenbaumcapital.com	9,600,000	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone:(212) 756-2000

Schedule 3.1(l)

Special Value Opportunities Fund, LLC

Tennenbaum Opportunities Partners V, LP

Special Value Expansion Fund, LLC

Eicon Dialogic Investment SRL

APS KBUS 17 NR 2101

GW Invest ApS

Pierre McMaster

ANNEX B

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement is entered into and dated as of April 11, 2012 (this “Agreement”), by and among Dialogic Inc., a Delaware corporation with offices located at 1504 McCarthy Boulevard Milpitas, California 95035-7405 (the “Company”) and the purchasers identified on the Schedule of Purchasers attached hereto (each, a “Purchaser” and, together, the “Purchasers”). Capitalized terms not defined below shall have the meaning as set forth in Section 1.1.

RECITALS

A. The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B. The Company has authorized a new series of special voting preferred stock of the Company designated as Series D-1 Preferred Stock, $0.001 par value, the terms of which are set forth in the certificate of designations for such series of preferred stock (the “Certificate of Designations”) in the form attached hereto as Exhibit A (together with any shares of preferred stock issued in replacement thereof in accordance with the terms of the Certificate of Designations, the “Series D-1 Preferred Stock”).

C. The Company has authorized a new series of convertible promissory notes of the Company, in the form attached hereto as Exhibit B (collectively, the “Notes”), convertible into shares of Common Stock (as converted, collectively, the “Conversion Shares”), in accordance with the terms of the Notes.

D. Each Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) the aggregate number of shares of Common Stock set forth opposite such Purchaser’s name in column (3) on the Schedule of Purchasers (such aggregate number of shares of Common Stock issued to all Purchasers, the “Common Shares”), (ii) an aggregate principal amount of Notes set forth opposite such Purchaser’s name in column (4) on the Schedule of Purchasers, and (iii) the aggregate number of shares of Series D-1 Preferred Stock set forth opposite such Purchaser’s name in column (5) on the Schedule of Purchasers (such aggregate number of shares of Series D-1 Preferred Stock issued to all Purchasers who receive Series D-1 Preferred Stock, the “Preferred Shares”).

E. At the Closing, the parties hereto shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

F. The Common Shares, the Preferred Shares, the Notes and the Conversion Shares are collectively referred to herein as the “Securities.”

G. On October 1, 2010, the Company, certain of the Purchasers (the “Loan Purchasers”) and certain other lenders (the “Other Lenders”) entered into that certain Second Amended and Restated Credit Agreement (as amended, restated, substituted and modified from time to time, the “Existing Credit Agreement”).

H. On March 22, 2012, the Loan Purchasers amended and restated the Existing Credit Agreement, in the form attached hereto as Exhibit D (as amended by the First Amendment dated as of the date hereof and as otherwise amended, restated, substituted and modified from time to time, the “Credit Agreement”), and the Loan Purchasers have agreed to apply to the payment of the Purchase Price of the Securities being purchased by such Loan Purchaser hereunder (i) such portion of the outstanding principal amount of the Loans (as defined in the Credit Agreement) as set forth opposite such Purchaser’s name in column (6) on the Schedule of Purchasers

(the “Applied Principal Amount”), (ii) such portion of the outstanding principal amount of the Loans which represented the Existing Accrued Interest (as defined in the Credit Agreement) that was capitalized and added to the outstanding principal amount of the Loans pursuant to the Credit Agreement as set forth opposite such Purchaser’s name in column (7) on the Schedule of Purchasers (the “Applied Interest Amount”), and (iii) such portion of the outstanding prepayment premium on the Applied Principal Amount as set forth opposite such Purchaser’s name in column (8) on the Schedule of Purchasers (the “Applied Premium Amount”).

I. The Company, Dialogic and each of the Purchasers that is a party to its respective loan agreement with Dialogic listed on the Schedule of Loan Agreements, and that has provided certain loans to the Company pursuant to such loan agreement, have agreed to apply to the payment of the Purchase Price of the securities being purchased by such Purchasers hereunder (i) such portion of the outstanding principal amount of the loans under its respective loan agreement as set forth opposite such Purchaser’s name in column (10) on the Schedule of Purchasers (the “Stockholder’s Applied Principal Amount”), and (ii) such portion of the amount of accrued and unpaid interest on such loans under such respective loan agreements as set forth opposite such Purchaser’s name in column (11) on the Schedule of Purchasers (the “Stockholder’s Applied Interest Amount”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser, severally and not jointly, agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

“8-K Filing” is defined in Section 4.6.

“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person, as such terms are used in and construed under Rule 144 promulgated under the Securities Act. Without limiting the foregoing with respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agreement” is defined in the Preamble hereto.

“Applicable Law” means all laws, rules and regulations applicable to a Person, its Property or a transaction, as the case may be, including but not limited to, all applicable common law principles and all provisions of all applicable Canadian and United States federal, provincial, state, local and foreign constitutions, treatises, codes, statutes, rules, regulations, orders and ordinances of any Governmental Authority; and writs, orders, judgments, injunctions and decrees of all courts and arbitrators.

“Applied Interest Amount” is defined in the Recitals.

“Applied Premium Amount” is defined in the Recitals.

“Applied Principal Amount” is defined in the Recitals.

“Available Undersubscription Amount” is defined in Section 4.8(a)(ii).

“Basic Amount” is defined in Section 4.8(a)(i).

“BHCA” is defined in Section 3.1(ss).

“Bloomberg” means Bloomberg, L.P.

“Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In Price” is defined in Section 4.1(d).

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Cash Amount” is defined in Section 2.4.

“Certificate of Designations” is defined in the Recitals.

“Closing” is defined in Section 2.2.

“Closing Date” is defined in Section 2.2.

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the OTC Link or “pink sheets” by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Commission” is defined in the Recitals.

“Common Shares” is defined in the Recitals.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified or converted.

“Common Stock Equivalents” means, collectively, Options and Convertible Securities.

“Company” is defined in the Preamble hereto.

“Company Intellectual Property” means all Intellectual Property Rights used in or necessary for the conduct of the business of the Company or any of its Subsidiaries, or owned or licensed for use in connection with, or reasonably deemed necessary in the conduct of, the business of the Company or any of its Subsidiaries.

“Company-Owned IP Rights” means the Company Intellectual Property that the Company or any of its Subsidiaries owns.

“Company Technology” shall mean all Technology used in or necessary for the conduct of the business of the Company or any of its Subsidiaries or owned or licensed for use in connection with the business of the Company or any of its Subsidiaries.

“Company Websites” is defined in Section 3.1(q)(xii).

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“Contract” shall mean any Contract: (a) to which the Company or any of the Subsidiaries is a party; (b) by which the Company or any of the Subsidiaries or any Company Intellectual Property or any other asset of the Company or any of the Subsidiaries is or may become bound or under which the Company or any of the Subsidiaries has, or may become subject to, any obligation; or (c) under which the Company or any of the Subsidiaries has or may acquire any right or interest. For the avoidance of doubt, end user license agreements constitute Contracts to the extent not overridden by other signed Contracts.

“Contractual Obligation”, as applied to any Person, means any provision of any security (as defined in the next sentence) issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its Properties is bound or to which it or any of its Properties is subject. For the purposes of this definition, “securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated, certificated or uncertificated, or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Conversion Shares” is defined in the Recitals.

“Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

“Credit Agreement” is defined in the Recitals.

“Dialogic” means Dialogic Corporation.

“DTC” is defined in Section 4.1(b).

“Eligible Market” means any of The New York Stock Exchange, Inc., the NYSE Amex Equities, the NASDAQ Global Select Market, the NASDAQ Capital Market or the Trading Market.

“Employee” means any current officer, director, consultant, employee, independent contractor, agent and other Person who renders services to the Company or any of its Subsidiaries.

“Employee Benefit Plan” means (i) any “employee benefit plan” as defined in Section 3(3) of ERISA (whether or not such plan is subject to ERISA) which is or was maintained or contributed to by any of the Company’s U.S. Subsidiaries and (ii) any Employee Program set forth on Schedule 3.1(m)(vii).

“Employee Program” means any employee benefit arrangement maintained or contributed to by the Company or any of its Subsidiaries which is (i) the portion of any employment or consulting agreement which provide employee benefits; (ii) an arrangement providing for insurance coverage or workers’ compensation benefits; (iii) an incentive bonus or deferred bonus arrangement; (iv) a stock purchase or stock option arrangement, including any employee stock ownership plan; (v) a death benefit arrangement; (vi) an arrangement providing termination allowance, salary continuation, severance, retention compensation or similar benefits; (vii) a change in control agreement; (viii) an equity compensation or profit-sharing plan (ix) a deferred compensation plan; (x) an employee relocation, a tuition reimbursement, psychiatric or other counseling, dependent care assistance, or legal assistance plan or arrangement; (xi) a fringe benefit arrangement (cash or non-cash); (xii) a holiday or vacation plan or policy; (xiii) any welfare, hospitalization, health, medical, vision, dental plan; or (xiv) any other compensation policy or practice.

“Environmental Laws” is defined in Section 3.1(ff)(i).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” as applied to any Person, means (i) any corporation that is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) that is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of a Person or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of such Person or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of such Person or such Subsidiary and with respect to liabilities arising after such period for which such Person or such Subsidiary could be liable under the Code or ERISA.

“ERISA Event” means (i) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on the Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of the Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against the Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (ix) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; or (x) the imposition of a Lien pursuant to Section 436(f)(1) or 430 of the Code or pursuant to ERISA with respect to any Pension Plan.

“Evaluation Date” is defined in Section 3.1(t).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Stock” means any Common Stock issued or issuable (i) upon the conversion of any Convertible Securities or Options outstanding as of the date hereof, pursuant to the terms of such Convertible Securities or Options, as applicable, as of the date hereof, (ii) as a stock dividend distributed pro rata to all holders of Common Stock, (iii) to employees, officers, directors or consultants of the Company pursuant to the Management Pool, (iv) Options (and the issuance of Common Stock upon exercise thereof) or restricted stock of the Company to employees, officers, directors or consultants of the Company pursuant to a stock option plan, restricted stock agreement or other incentive stock plan or pursuant to any employee benefit plan, in each case as in effect on the Closing Date or as approved by the Board of Directors subsequent to the Closing Date, (v) in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, which results in aggregate cash proceeds to the Company of not less than $40,000,000 (net of underwriting discounts and commissions), (vi) to financial institutions solely in connection with commercial credit arrangements approved by the Board of Directors, (vii) pursuant to acquisitions or strategic transactions (including without limitation, joint ventures, technology licensing or development activities) approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities for the purpose of raising capital or to an entity whose primary business is investing in securities, and (viii) upon conversion of the Notes.

“Existing Credit Agreement” is defined in the Recitals.

“Federal Reserve” is defined in Section 3.1(ss).

“Foreign Plan” means any employee benefit plan maintained by the Company or any of its Subsidiaries that is mandated or governed by any law, rule or regulation of any Government Authority other than the United States of America, any state thereof or any other political subdivision thereof.

“GAAP” is defined in Section 3.1(h).

“Governmental Authority” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, provincial, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, commissioner, bureau, tribunal, instrumentality, official, ministry, fund, foundation, center, organization, board, unit, body or Person and any court or other tribunal); or (d) regulatory or self-regulatory organization (including the Trading Market).

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

“Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

“Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Intellectual Property” means all patents, trademarks, tradenames, copyrights, Technology, Software, and Trade Secrets.

“Intellectual Property Rights” means all of the rights arising from or in respect of the following, whether protected, created or arising under the Applicable Laws of Canada, the United States of America or any foreign jurisdiction: (a) patents, inventions (whether patentable or unpatentable and whether or not reduced to practice), invention disclosures, development, patent applications, any reissues, reexaminations, divisionals, continuations, continuations-in-part and extensions thereof; (b) trademarks, service marks, trade names (whether registered or unregistered), service names, industrial designs, brand names, brand marks, trade dress rights, Internet domain names, identifying symbols, logos, emblems, signs or insignia, and including all goodwill associated with the foregoing; (c) copyrights, whether registered or unregistered (including copyrights in computer Software programs), mask work rights and registrations and applications therefore; (d) Trade Secrets; and (e) all applications, registrations and permits related to any of the foregoing clauses (a) through (d).

“Irrevocable Transfer Agent Instructions” is defined in Section 4.1(b).

“Knowledge” or “Knowledge of the Company” of a particular fact or other matter means the actual knowledge of any executive officer or director of the Company or any of its Subsidiaries.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement, Capital Lease or Synthetic Lease, upon or with respect to any Property of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements) or other preferential arrangement having the practical effect of any of the foregoing.

“Loan Documents” is defined in the Credit Agreement.

“Loan Purchasers” is defined in the Recitals.

“Loans” is defined in the Credit Agreement.

“Losses” means any and all damages, fines, penalties, deficiencies, liabilities, claims, losses (including loss of value), judgments, awards, settlements, taxes, actions, obligations and costs and expenses in connection therewith (including, without limitation, interest, court costs and reasonable fees and expenses of attorneys, accountants and other experts, or any other expenses of litigation or other Proceedings or of any default or assessment).

“Management Pool” means the management incentive plan of the Company to be established as promptly as practicable after the Closing which shall provide for the issuance of Options and/or restricted stock of the Company on terms reasonable satisfactory to the Required Holders.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, condition (financial or otherwise), assets, liabilities, management, performance, properties or prospects (as such prospects are then contemplated by the Company’s Board of Directors) of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company and or any of its Subsidiaries to perform its obligations under this Agreement or any other Transaction Document to which it is a party, or (c) the validity or enforceability of this Agreement or any other Transaction Document.

“Material Contract” means any of (i) this Agreement, (ii) the other Transactional Documents and (iii) any (A) Contractual Obligations not made in the ordinary course of business, or involving a commitment to pay an amount, by the Company or any of its Subsidiaries in excess of $500,000 in any twelve-month period following the Closing Date (whether or not in the ordinary course of business) or where the Company or any of its Subsidiaries actually paid in excess of $500,000 during the twelve month period preceding the Closing Date; (B) Contractual Obligations for a partnership or a joint venture or for the acquisition, sale or lease of any assets or capital stock or other equity interests of the Company, its Subsidiaries or any other Person or involving a sharing of profits; (C) mortgage, pledge, hypothec, conditional sales contract, security agreement, factoring agreement or other similar Contractual Obligations with respect to any tangible and/or intangible personal property of the Company or its Subsidiaries (other than in connection with trade payables incurred in the ordinary course of business); (D) loan agreement, credit agreement, promissory note, guarantee, subordination agreement, letter of credit or any other similar type of Contractual Obligations (other than the Credit Agreement in connection with trade payables incurred in the ordinary course of business); (E) Contractual Obligations with any Government Authority other than in the ordinary course of business; (F) Contractual Obligations which contain any provision that may terminate such contract or require payments to be made by the Company or any of its Subsidiaries upon or following a “change of control”, if such terminations or payments under such Contractual Obligations could individually or in the aggregate have a Material Adverse Effect; (G) Contractual Obligation with respect to Hazardous Materials Activity; or (H) material binding commitment or agreement to enter into any of the foregoing types of agreements.

“Maximum Rate” is defined in Section 6.17.

“Multiemployer Plan” means any employee benefit plan (as defined in Section 3(3) of ERISA) to which the Company, or any of its ERISA Affiliates, makes contributions or has any liability and that is a “multiemployer plan” as defined in Section 3(37) of ERISA.

“New Directors” is defined in Section 5.1(m).

“Notes” is defined in the Recitals.

“Notice of Acceptance” is defined in Section 4.8(a)(ii).

“Offer” is defined in Section 4.8(a)(i).

“Offered Securities” is defined in Section 4.8(a)(i).

“Options” means any rights, warrants or options to, directly or indirectly, subscribe for or purchase Common Stock or Convertible Securities.

“Other Lenders” is defined in the Recitals.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Pension Plan” means any employee benefit plan (as defined in Section 3(3) of ERISA), other than a Multiemployer Plan, that is or was maintained or contributed to by the Company or its ERISA Affiliates and that is subject to Section 412 of the Code or Section 302 of ERISA.

“Permitted Liens” means any Lien permitted pursuant to the Working Capital Facility and the Senior Facility.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” is defined in Section 6.2.

“Preferred Shares” is defined in the Recitals.

“Principal Stockholders” is defined in Section 3.1(zz).

“Proceeding” means an action, claim, suit, inquiry, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the Company’s Knowledge, threatened in writing.

“Property” or “Properties” means, unless otherwise specifically limited, real, personal or mixed assets or property of any kind, tangible or intangible, choate or inchoate.

“Proxy Materials” means the proxy statement with respect to the Resolutions and any exhibits or attachments thereto, together with any amendments or modifications thereto, required under the Exchange Act to be transmitted to stockholders of the Company and filed with the Commission in connection with the Meeting to approve the Resolutions.

“Purchase Price” is defined in Section 2.3.

“Purchasers” is defined in the Preamble hereto.

“Refused Securities” is defined in Section 4.8(a)(iii).

“Registrable Securities” is defined in the Registration Rights Agreement.

“Registration Rights Agreement” is defined in the Recitals.

“Registration Statement” has the meaning as set forth in the Registration Rights Agreement.

“Regulation D” is defined in the Recitals.

“Related Person” is defined in Section 4.11.

“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

“Resolutions” is defined in Section 4.14.

“Required Approvals” is defined in Section 3.1(e).

“Required Delivery Date” is defined in Section 4.1(c).

“Required Holders” means the Purchasers holding at least a majority of the Common Shares and shares issuable upon conversion of all then outstanding Notes, without regard to any limitations or conditions on the conversion of the Notes set forth therein.

“Rule 144” is defined in Section 3.2(h).

“SEC Reports” is defined in Section 3.1(h).

“Securities” is defined in the Recitals.

“Securities Act” is defined in the Recitals.

“Senior Facility” means the credit facility established pursuant to the Loan Documents and the credit facility established pursuant to a certain Credit Agreement dated as of March 5, 2008, as amended, among Dialogic Corporation, Dialogic Inc., Wells Fargo Foothill Canada ULC, as administrative agent, and the lenders from time to time party thereto, or any replacement facilities reasonably acceptable to the Required Holders.

“Series D-1 Preferred Stock” is defined in the Recitals.

“Short Sales” is defined in Section 3.2(i).

“Software” means computer programs, including any and all software implementation of algorithms, models and methodologies whether in source code, object code or other form, databases and compilations, including any and all data and collections of data, descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing and all documentation, including user manuals and training materials related to any of the foregoing.

“Source Code” is defined in Section 3.1(q)(ix).

“Stockholder Approval” is defined in Section 4.14.

“Stockholder Approval Date” is defined in Section 4.14.

“Stockholder Meeting” is defined in Section 4.14.

“Stockholder Meeting Deadline” is defined in Section 4.14.

“Stockholder’s Applied Interest Amount” is defined in the Recitals.

“Stockholder’s Applied Principal Amount” is defined in the Recitals.

“Subsequent Placement” means any instance in which the Company or any Subsidiary offers, sells, grants any option to purchase, or otherwise disposes of any equity or equity equivalent securities, including without limitation any Indebtedness convertible into or exercisable or exchangeable for Common Stock or Common Stock Equivalents, common stock or preferred stock of the Company, Common Stock Equivalent or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for, or is issued as a unit within, Common Stock or Common Stock Equivalents.

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Synthetic Lease” means (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations which do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the Indebtedness of such Person (without regard to accounting treatment).

“Technology” means, collectively, products and services, all designs, formulas, algorithms, procedures, techniques, ideas, know-how, Software (whether in source code, object code or human readable form), databases and data collections, Internet, websites and web content, tools, inventions, creations, improvements, works of authorship, other similar materials and all recordings, graphs, drawings, reports, analyses, other writings and any other embodiment of the above, in any form or media, whether or not specifically listed herein, and all related technology, documentation and other materials used in, incorporated in, embodied in or displayed by any of the foregoing, or used or useful in the design, development, reproduction, maintenance or modification of any of the foregoing.

“Tennenbaum” means Tennenbaum Opportunities Partners V, LP.

“Threshold Purchaser” means any Purchaser that purchases, together with any or all of its Affiliates, Securities hereunder for an aggregate Purchase Price of at least $15,000,000, regardless of whether such Purchase Price is paid by a Cash Amount, Applied Principal Amount, Applied Interest Amount, Applied Premium Amount, Stockholder’s Applied Principal Amount or Stockholder’s Applied Interest Amount.

“Trade Secrets” means confidential and proprietary information, or non-public processes, designs, specifications, technology, know-how, techniques, formulas, inventions, concepts, trade secrets, discoveries, ideas and technical data and information.

“Trading Day” means any day on which the Common Stock is traded on the Trading Market, or, if the Trading Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided, that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

“Trading Market” means The NASDAQ Global Market or any other primary Eligible Market or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

“Transaction Documents” means this Agreement, the Certificate of Designations, the Notes, the Registration Rights Agreement, the Voting Agreements, the Indemnification Agreements, the Irrevocable Transfer Agent Instructions and any other documents, certificates or agreements executed or delivered in connection with the transactions contemplated hereby.

“Transaction Fees” is defined in Section 6.2.

“Transfer Agent” is defined in Section 4.1(b).

“Underlying Shares” means the shares of Common Stock issued or issuable (i) upon conversion of the Notes, and (ii) in satisfaction of any other obligation or right of the Company to issue shares of Common Stock pursuant to the Transaction Documents, and in each case, any securities issued or issuable in exchange for or in respect of such securities.

“Undersubscription Amount” is defined in Section 4.8(a)(i).

“Voting Agreement” is defined in Section 3.1(zz).

ARTICLE II.

PURCHASE AND SALE

2.1 Purchase and Sale of the Securities. Subject to the terms and conditions of this Agreement, each Purchaser agrees, severally and not jointly, to purchase from the Company, and the Company agrees to sell and issue to each Purchaser, at the Closing, (i) that aggregate number of Common Shares as is set forth opposite such Purchaser’s name in column (3) on the Schedule of Purchasers, (ii) such aggregate principal amount of Notes as set forth opposite such Purchaser’s name in column (4) on the Schedule of Purchasers, and (iii) that aggregate number of Preferred Shares as is set forth opposite such Purchaser’s name in column (5) on the Schedule of Purchasers.

2.2 Closing. The purchase and sale of the Common Shares, the Notes and the Preferred Shares pursuant to the terms of this Agreement (the “Closing”) shall take place at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, at 10:00 A.M. (New York City time) on the date hereof, or at such other time and place as the Company and the Purchasers mutually agree upon in writing (the “Closing Date”).

2.3 Purchase Price. The aggregate purchase price for the Common Shares, the Notes and the Preferred Shares, as applicable, to be purchased by each Purchaser (the “Purchase Price”) shall be the amount set forth opposite such Purchaser’s name in column (12) on the Schedule of Purchasers.

2.4 Form of Payment. On the Closing Date,

(a) each Purchaser shall pay its respective Purchase Price to the Company for the Common Shares, the Notes and the Preferred Shares, as applicable, to be issued and sold to such Purchaser at the Closing as follows: (w) in cash (the “Cash Amount”), in the amount set forth opposite such Purchaser’s name in column (9) of the Schedule of Purchasers, for the per share price for each Common Share of $1.00 (as adjusted for any stock split, reverse stock split, stock dividend, recapitalization, reclassification, combination or other similar transaction), (x) to the extent that any or all of the Applied Principal Amount, Applied Premium Amount, Stockholder’s Applied Principal Amount and/or Stockholder’s Applied Interest Amount set forth opposite such Purchaser’s name in columns (6), (8), (10) or (11) of the Schedule of Purchasers, respectively, is applied to the payment of the Purchase Price for the purchase of Common Shares, such amount or amounts shall be exchanged for Common Shares at a per share price of $1.00 (as adjusted for any stock split, reverse stock split, stock dividend, recapitalization, reclassification, combination or other similar transaction), (y) to the extent that any or all of the Applied Interest Amount set forth opposite such Purchaser’s name in column (7) of the Schedule of Purchasers is applied to the payment of the Purchase Price for the purchase of Common Shares, such amount or amounts shall be exchanged for Common Shares at a per share price of $0.87 (as adjusted for any stock split, reverse stock split, stock dividend, recapitalization, reclassification, combination or other similar transaction), and (z) to the extent that any or all of the Applied Principal Amount, Applied Interest Amount, Applied Premium Amount, Stockholder’s Applied Principal Amount and/or Stockholder’s Applied Interest Amount set forth opposite such Purchaser’s name in columns (6), (7), (8), (10) or (11) of the Schedule of Purchasers, respectively, is applied to the payment of the Purchase Price for the purchase of Notes and/or Preferred Shares, such amount or amounts shall be exchanged for an equal principal amount of Notes or shall equal the stated value of Preferred Shares, as the case may be; and

(b) the Company shall deliver to each Purchaser (x) the aggregate number of Common Shares set forth opposite such Purchaser’s name in column (3) of the Schedule of Purchasers, (y) the aggregate principal amount of Notes set forth opposite such Purchaser’s name in column (4) of the Schedule of Purchasers, and (z) the aggregate number of Preferred Shares set forth opposite such Purchaser’s name in column (5) of the Schedule of Purchasers, in all cases, duly executed on behalf of the Company and registered in the name of such Purchaser or its designee.

2.5 Pledge. The Company is advised that each of the Purchasers GW Invest ApS (“KonnerupCo”) and ApS KBUS 17 nr. 2101 (“JensenCo”) have pledged their respective Notes issued by the Company pursuant to the terms of this Agreement to Amagerbanken 2011 AS (“Amagerbanken”) including any proceeds and Conversion Shares issued in accordance with the terms of such Notes. The Company agrees that the certificates representing the Conversion Shares issuable to each of KonnerupCo and JensenCo in accordance with the terms of the respective Notes issued to KonnerupCo and JensenCo will be promptly delivered to Amagerbanken or to such person as Amagerbanken shall direct in writing. The Company acknowledges that it has, by execution of this Agreement, been notified of the Amagerbanken pledge on the Notes issuable to KonnerupCo and JensenCo and the Conversion Shares that may be issued in accordance with the terms of such Notes and undertakes to register such pledge in the Company’s stock ledger with respect to such Conversion Shares issued to KonnerupCo and JensenCo and to perform all such acts and execute all such documents as may be requested by Amagerbanken in order to transfer and perfect the pledge over the Conversion Shares issuable to KonnerupCo and JensenCo.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof (except for such representations and warranties that speak as of a specific date, which shall be made as of such specific date) to each of the Purchasers that, except as set forth in the Schedules delivered herewith:

(a) Subsidiaries. The Company does not have any Subsidiaries other than those listed in Schedule 3.1(a). The jurisdiction of organization of each Subsidiary is as set forth on Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company or a Subsidiary owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any Liens, except Permitted Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation or bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its respective obligations hereunder and thereunder. Other than the Required Approvals, the execution and delivery by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereunder and thereunder have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, or its board of directors or stockholders. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company, and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby

(including, without limitation, the issuance of the Common Shares, the Notes, the Conversion Shares and the Preferred Shares and the reservation for issuance of the Conversion Shares) do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, any capital stock of the Company or the Subsidiaries or the Certificate of Designations (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any Governmental Authority to which the Company or a Subsidiary is subject (including, without limitation, foreign, federal and state securities laws and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, and the rules and regulations of the Trading Market), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of clause (ii) or (iii) above, as would not, reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect.

(e) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization, permit or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing by the Company with the Commission of the Registration Statement, the filing by the Company of a Notice of Sale of Securities on Form D with the Commission under Regulation D, the filing of the Certificate of Designations, the obtaining by the Company of stockholder approval of the Resolutions as contemplated by Section 4.14 and state and applicable Blue Sky filings, the filing of any requisite notices and/or applications(s) to the Trading Market for the issuance and sale of the Common Shares, the Notes and Conversion Shares, and the issuance of the Conversion Shares upon conversion of the Notes, and the listing of the Common Shares and the Conversion Shares for trading or quotation, as the case may be, thereon in the time and manner required and the consents, waivers, authorizations, permits, orders, notices, filings or registrations set forth on Schedule 3.1(e) (collectively, the “Required Approvals”). All Required Approvals have been obtained or effected on or prior to the Closing Date, and neither the Company nor any Subsidiary are aware of any facts or circumstances which might prevent the Company or any Subsidiary from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as set forth in Schedule 3.1 (e), the Company is not in violation of the rules, regulations or requirements of the Trading Market and has no Knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(f) Issuance of the Securities. The issuance of the Common Shares, the Notes and the Preferred Shares is duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, Liens and charges with respect to the issue thereof and the Preferred Shares shall be entitled to the rights and preferences set forth in the Certificate of Designations. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than the maximum number of Conversion Shares issuable upon conversion of the Notes (without regard to any limitations or conditions on the conversion of the Notes set forth therein). Upon conversion in accordance with the Notes, the Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, Liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock (as set forth in the applicable organizational documents). Subject to the accuracy of the representations and warranties of the Purchasers in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

(g) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 210,000,000 shares, of which (i) 200,000,000 shares are designated as shares of Common Stock, of which as of the date hereof, 31,492,308 shares are issued and outstanding, 5,492,911 shares are reserved for issuance pursuant to the Company’s stock option and purchase plans and 2,958,265 shares are reserved for issuance pursuant to securities (other than the aforementioned options and the Notes) exercisable or exchangeable for, or convertible into, Common Stock, and (ii) 10,000,000 shares are designated as shares of preferred stock, par value $0.001 per share, of which as of the date hereof no shares are issued and outstanding. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. To the Company’s Knowledge, except as disclosed in the SEC Reports, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws). No securities of the Company or any Subsidiary are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. (i) Except as disclosed on Schedule 3.1(g)(i), there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of the Subsidiaries or by which the Company or any of the Subsidiaries is or may become bound; (ii) except as disclosed on Schedule 3.1(g)(ii), there are no financing statements securing obligations in any amounts filed in connection with the Company or any of the Subsidiaries; (iii) there are no outstanding securities or instruments of the Company or any of the Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to redeem a security of the Company or any of the Subsidiaries; (iv) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (v) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities, or to take any other action punitive to the Company or any Subsidiary. Except as disclosed on Schedule 3.1(g), there are no existing agreements, arrangements or commitments relating to any shares of Common Stock that require or permit any shares of Common Stock to be voted by or at the discretion of anyone other than the record owner. Immediately following the Closing, the Company shall have no Indebtedness other than Indebtedness permitted pursuant to the Working Capital Facility and the Senior Facility.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, applications and other documents, together with any amendments required to be made with respect thereto, required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such materials) (the foregoing materials being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company made available to the Purchasers or their respective representatives true, correct and complete copies of each of the SEC Reports not available on the EDGAR system. As of their respective dates or to the extent corrected by a subsequent amendment filed with the SEC prior to the date hereof, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial (individually and in the aggregate), year-end audit adjustments and the absence of footnotes.

(i) Taxes. Except as disclosed on Schedule 3.1(i), the Company and the Subsidiaries have prepared and filed all income tax returns and other material tax returns that are required to be filed, and have paid, or made provision in accordance with GAAP for the payment of, all taxes (including any interest or penalties thereon) that have become due pursuant to said returns or pursuant to any assessments that have been received by the Company or the Subsidiaries. All tax returns are true and correct in all material respects. Except as disclosed on Schedule 3.1(i), all taxes (including any interest or penalties thereon) shown to be due and payable by the Company or the Subsidiaries and are material in amount have been paid or will be paid prior to the time they become delinquent. To the Company’s Knowledge there is no liability for any tax to be imposed upon its or any of the Subsidiaries’ properties or assets as of the date of this Agreement for which adequate provision has not been made. Except as disclosed on Schedule 3.1(i), no material tax returns of the Company have been audited, and to the Company’s Knowledge, no deficiency assessment or proposed adjustment of the Company’s or the Subsidiaries material taxes is pending. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Code.

(j) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or on Schedule 3.1(j), (i) there has been no event, occurrence or development that has had or that would reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect, (ii) the Company and the Subsidiaries have not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP (including, without limitation, the footnotes thereto) or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, (v) the Company and the Subsidiaries have not sold any assets, individually or in the aggregate, outside of the ordinary course of business or made any material capital expenditures, individually or in the aggregate and (vi) the Company has not issued any equity securities to any officer, director or Affiliate, except as disclosed on Schedule 3.1(j). The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or the Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws and regulations at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date hereof. Except as set forth in Schedule 3.1(j), neither the Company nor, to the Company’s Knowledge, any Affiliate of the Company (including, without limitation, any pension plan, employee stock option plan or similar plan) has purchased or sold any securities of the Company within the 90 days preceding the date hereof.

(k) Litigation. Except as disclosed on Schedule 3.1(k), there is no Proceeding pending or, to the Knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any Governmental Authority. Neither the Company nor any Subsidiary, nor, to

the Knowledge of the Company, any director or officer thereof (in his or her capacity as such), is or has been the subject of any Proceeding involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Except as disclosed on Schedule 3.1(k), there has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(l) Labor Relations. Except as set forth in Schedule 3.1(l), no material labor dispute exists or, to the Knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary. No collective bargaining agreement is currently in force (except for customary national collective bargaining agreements) or is currently being negotiated by the Company, any Subsidiary or any other Person in respect of the business of the Company or any Subsidiary or any of the employees of the Company or any Subsidiary. To the Knowledge of the Company, there are no threatened or pending union organizing activities involving any of the employees of the Company or any Subsidiary. There is no labor strike, dispute, work slowdown or stoppage pending or involving or, to the Knowledge of the Company, threatened against the Company or any Subsidiary. The Company believes that its and the Subsidiaries’ relations with their respective employees are good. No executive officer (as defined in Rule 501(f) promulgated under the Securities Act) or other key employee of the Company or any Subsidiary has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. To the Company’s Knowledge, no executive officer or other key employee of the Company or any Subsidiary is, or could reasonably be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters.

(m) Employee Benefit Plans.

(i) The Company, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance in all material respects with all applicable provisions and requirements of ERISA, the Code and all other applicable requirements with respect to each Employee Benefit Plan and Employee Program, and have performed all their obligations under each Employee Benefit Plan and Employee Program. Each Employee Benefit Plan that is intended to qualify for favorable tax benefits is so qualified and has received all necessary approvals or determinations to qualify for such treatment.

(ii) No ERISA Event has occurred or is reasonably expected to occur.

(iii) Except to the extent required under Section 4980B of the Code, no Employee Benefit Plan or Employee Program provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

(iv) Neither the Company nor any of its ERISA Affiliates, sponsors, maintains, contributes to, or has any liability with respect to, any Pension Plans.

(v) Neither the Company nor any of its ERISA Affiliates, sponsors, maintains, contributes to, or has any liability with respect to, any Multiemployer Plans.

(vi) All Foreign Plans are funded as required by Applicable Law, no failure to make contributions has occurred with respect to any Foreign Plan sufficient to give rise to a Lien affecting the Company or any Subsidiary under any Applicable Laws, and all contributions (including employee contributions made by authorized payroll deductions or other withholdings) required to be made to the appropriate funding agency in accordance with all Applicable Laws and the terms of each Foreign Plan have been made.

(vii) Schedule 3.1(m)(vii) sets forth an accurate, correct and complete list of every Employee Program which is maintained, administered, sponsored or contributed to by the Company or any of its Subsidiaries, which covers any current or former Employee of the Company or any of its Subsidiaries or with respect to which an obligation of the Company or any of its Subsidiaries to make any contribution exists. Except as set forth on Schedule 3.1(m)(vii), neither the Company nor any of its Subsidiaries has funded or unfunded, registered or unregistered, pension, retirement, superannuation or other Employee pension benefits plan or retirement income arrangements.

(viii) The Company has made available to the Purchasers with respect to each Employee Benefit Plan accurate and complete copies of (i) all written documents comprising such Employee Benefit Plan (including amendments, individual agreements, service agreements, trusts and other funding agreements); (ii) the three most recent audited financial statements and reports, if any, pertaining to such Employee Benefit Plan; (iii) the summary plan description currently in effect and all material modifications thereto, if any, for such Employee Benefit Plan; (iv) any employee handbook which includes a description of such Employee Benefit Plan; and (v) any other written communications to any Employee, to the extent that the provisions of such Employee Benefit Plan described therein differ materially from such provisions as set forth or described in the other information or materials furnished under this subsection (viii).

(ix) Each Employee Benefit Plan has been maintained in all material respects in accordance with its terms and with all Applicable Laws, and no failure to so maintain any Employee Benefit Plan will result from the completion of the transactions contemplated by this Agreement (either alone or upon the occurrence of any additional or subsequent event or events). Neither the Company nor any of its Subsidiaries has any unsatisfied material liability, or any unpaid material fine, penalty or tax, with respect to any Employee Benefit Plan or any other Employee Program. The Company has no Knowledge of any facts or circumstances under which a material liability or a material fine, penalty or tax with respect to any Employee Benefit Plan or any other Employee Program is reasonably likely to be imposed on the Company or any of its Subsidiaries. There has been no prohibited transaction under Sections 4975 or 4980 of the Code or Section 406 of ERISA or breach of any duty under Title IV of ERISA, with respect to any Employee Benefit Plan which could subject the Company or any of its Subsidiaries to material liability either directly or indirectly (including, without limitation, through any obligation of indemnification or contribution) for any damages, penalties, taxes or any other loss or expense. The Company and its Subsidiaries have made full and timely payment of all contributions required to be made by it to each Employee Benefit Plan or Employee Program by the terms of such plan or program or under Applicable Law, except that all contributions which are so required to be made by the Company or any of its Subsidiaries to each Employee Benefit Plan or Employee Program for any period ending prior to the Closing, but which are not due by the date of the Closing, shall be properly reserved or accrued in the appropriate financial statements. Except as disclosed on Schedule 3.1(m)(ix), there have been no violations of any reporting or disclosure requirements under any Applicable Law with respect to any Employee Benefit Plan, including any requirement to file an annual return.

(x) No litigation or written claim (other than routine claims for benefits), and no governmental administrative proceeding, audit or investigation, is pending or, to the Knowledge of the Company, threatened with respect to any Employee Benefit Plan.

(xi) All health and medical benefit coverage, and all death benefit coverage, under each Employee Benefit Plan is provided solely through insurance. Neither the Company nor any of its Subsidiaries has any liability with respect to any Employee Benefit Plan which is funded wholly or partly through an insurance policy, in the nature of a retroactive rate adjustment, a loss sharing arrangement or any other actual or contingent liability arising from any event occurring on or before the Closing.

(xii) No Employee or former employee of the Company or any of its Subsidiaries, or any other individuals, shall accrue or receive additional benefits, additional credit for service, accelerated vesting or accelerated rights to payment of any benefit under any Employee Benefit Plan or Employee Program, or become entitled to any severance, termination allowance or similar payments or to the forgiveness of any indebtedness, as a result of the execution and delivery of, or the transactions contemplated by, this Agreement (either alone or upon any additional or subsequent event or events). Such execution and delivery, or the occurrence of such transactions, shall not result in any increase in the contributions required to be made to or in respect of any Employee Benefit Plan or Employee Program.

(xiii) Except for the adoption of a plan amendment which is needed to bring the plan documents into conformity with changes required under Applicable Laws, neither the Company nor any of its Subsidiaries is under any obligation (express or implied) to modify any Employee Benefit Plan, or to establish any new Employee Benefit Plan which will cover any Employee of the Company or any of its Subsidiaries. Subject to Applicable Laws, the Company or its Subsidiaries has expressly reserved to itself the right to amend, modify or terminate each Employee Benefit Plan (and any service or funding agreement or arrangement for each Employee Benefit Plan), at any time without liability or penalty to itself (other than routine expenses). Subject to Applicable Law, no Employee Benefit Plan requires the Company or any of its Subsidiaries to continue to employ or use the services of any current Employee or former employee.

(xiv) The pension, medical and other employee benefit expenses for the Employee Benefit Plans are accurately reflected in the applicable financial statements of each of the Company and its Subsidiaries, and no material funding changes or irregularities are reflected thereon which would cause such financial statements to be not representative of prior fiscal years except for such changes that are required under Applicable Laws. Except for changes or amendments required under Applicable Laws, there has been no amendment, interpretation or announcement by the Company or any of its Subsidiaries relating to any Employee Benefit Plan which would increase the expense of maintaining such plan above the level of expense incurred with respect to that plan, plus increases in the ordinary course of business consistent with past practice, as indicated in the applicable financial statements, for its most recent fiscal year.

(n) Compliance. Neither the Company nor any Subsidiary (i) is in violation of any term of or in default under its certificate or articles of incorporation, bylaws or other organizational or charter documents, the Certificate of Designations, any other certificate of designations, preferences or rights of any other outstanding series of preferred stock of the Company or any Subsidiary, (ii) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (iii) is in violation of any order of any Governmental Authority, or (iv) is in violation of any statute, rule or regulation of any Governmental Authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety, employment and labor matters or other laws applicable to its business; except in each case of clauses (ii), (iii) and (iv) above as would not reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect. Since October 1, 2010, (i) the Common Stock has been listed or designated for quotation on the Trading Market, (ii) trading in the Common Stock has not been suspended by the Commission or the Trading Market and (iii) except as set out in Schedule 3.1(n) the Company has received no communication, written or oral, from the Commission or the Trading Market regarding the suspension or delisting of the Common Stock from the Trading Market.

(o) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of Proceedings relating to the revocation or modification of any such permit.

(p) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material in any respect to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Permitted Liens and Liens that do not materially affect the value of such property and do not materially interfere with the use made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance in all material respects.

(q) Intellectual Property.

(i) Either the Company or one of its Subsidiaries is the sole and exclusive owner (free and clear of all Liens other than the transactions contemplated by the Loan Documents), of Company-Owned IP Rights, or has the relevant license to use, each of the components of the Company Intellectual Property and Company Technology as such components are being used by the Company and its Subsidiaries immediately prior to the Closing Date. The copyrights, trademarks and Trade Secrets constituting Company Intellectual Property and, to the Knowledge of the Company, the patents constituting the Company Intellectual Property, are sufficient for the conduct of the business of Company and its Subsidiaries as such business is conducted immediately prior to the Closing Date. The (i) use, practice or other commercial exploitation of the Company Intellectual Property by the Company or any of its Subsidiaries, (ii) manufacturing, licensing, marketing, importation, offer for sale, sale or use of the products and services of the Company or any of its Subsidiaries and (iii) operations of the business of the Company and its Subsidiaries immediately prior to the Closing Date, do not infringe, constitute an unauthorized use of or misappropriate any Intellectual Property Right of any third Person or breach any Contractual Obligations, except for such infringements, unauthorized uses, misappropriations or breaches, which individually or in the aggregate, would not have a Material Adverse Effect. Other than as disclosed in Schedule 3.1(q)(i), neither the Company nor any of its Subsidiaries is, nor during the last three years before the Closing Date has been, a party to or the subject of any pending or, to the Knowledge of the Company, threatened Proceeding which involves a claim (i) against the Company, or any of its Subsidiaries, of infringement, unauthorized use, or violation of any Intellectual Property Rights or Technology of any Person, or challenging the ownership, use, validity or enforceability of any Company Intellectual Property or Company Technology; or (ii) contesting the right of the Company or any of its Subsidiaries to use, sell, exercise, license, transfer or dispose of any Intellectual Property, or any products, processes or materials covered thereby in any manner. To the Knowledge of the Company, there are no specific facts or circumstances that would form the basis for any claim against the Company or any of its Subsidiaries of infringement, unauthorized use, or violation of any Intellectual Property Rights or rights in the Technology of any Person, or challenging the ownership, use, validity or enforceability of any Company Intellectual Property or Company Technology. Other than as disclosed in Schedule 3.1(q)(i), none of the Company-Owned IP Rights, or the products or services of the Company or any of its Subsidiaries, is subject to any proceeding or outstanding order or stipulation: (i) restricting in any manner its use, development, manufacture, marketing, license, sale, distribution, furnishing or disposition by the Company or any of its Subsidiaries or (ii) affecting its validity, use or enforceability; and neither the Company nor any of its Subsidiaries is subject to any Proceeding or outstanding order or stipulation restricting the conduct of its business in order to accommodate Intellectual Property Rights of a third Person.

(ii) To the Knowledge of the Company, none of the Employees are, and to the Knowledge of the Company, no other Person (including former employees of the Company or any of its Subsidiaries) is, infringing, violating, misappropriating, or otherwise misusing any Company Intellectual Property. Neither the Company nor any of its Subsidiaries has made any such written claims against any Person in the three years prior to the Closing Date (including Employees and former employees of the Company and any of its Subsidiaries) nor, to the Knowledge of the Company, is there any basis for such a claim.

(iii) No Trade Secret or any other non-public proprietary information material to the business of the Company or any of its Subsidiaries as presently conducted and as proposed to be conducted has been authorized to be disclosed or has been actually disclosed by the Company or any of its Subsidiaries to any Employee or any third Person other than pursuant to a confidentiality or non-disclosure agreement restricting the disclosure and use of the Company Intellectual Property or Company Technology. Each of the Company and its

Subsidiaries have taken all reasonably necessary and appropriate steps to protect and preserve the confidentiality of all Trade Secrets and any other confidential information of such the Company and its Subsidiaries.

(iv) Schedule 3.1(q)(iv) indicates (i) which Company-Owned IP Rights have been registered with governmental authorities and (ii) which Company-Owned IP Rights the Company or any of its Subsidiaries have applied to register, and the recorded owner of each registration or application. All issued patents and registered trademarks and service marks owned by the Company or any of its Subsidiaries are currently in compliance with all legal requirements other than (x) any requirement that, if not satisfied, with respect to a patent would not result in a revocation or lapse or otherwise adversely affect its enforceability, and with regard to a trademark or service mark would not result in a cancellation of such registration or otherwise adversely affect the use, priority or enforceability of the trademark or service mark or (y) with respect to any trademarks or trademark applications that the Company or any of its Subsidiaries has decided to abandon in the ordinary course of its business. Neither the Company nor any of its Subsidiaries has engaged in any inequitable conduct, patent misuse or fraud, or failed to disclose material prior art, in connection with the prosecution of any patent application owned by the Company or any of its Subsidiaries or the enforcement or licensing of any patent owned by the Company or any of its Subsidiaries, in a manner that would result in the abandonment or unenforceability of such patent application or patent.

(v) All current Employees and consultants of or to the Company or any of its Subsidiaries, and all Employees and consultants of or to the Company or any of its Subsidiaries who were employed or engaged by the Company or any of their Subsidiaries at any time during the three year period prior to the Closing Date, who are or were involved in the creation or preparation of Company-Owned IP Rights or Company Technology have executed and delivered to and in favor of the Company or any of its Subsidiaries an agreement, the form of which has been provided to the Purchasers, regarding the protection of confidential and proprietary information and the assignment to the Company or any of its Subsidiaries of all Intellectual Property Rights arising from the services performed for the Company by such persons. Neither the Company nor any of its Subsidiaries has, in the last three years, received written notice whereby a current or former Employee or consultant of or to the Company or any of its Subsidiaries claims any rights in any product or work product of the Company or any Company-Owned IP Rights or Company Technology owned by the Company or any of its Subsidiaries.

(vi) All current consultants, independent contractors or other third parties that created, prepared or delivered for or on behalf of the Company or any of its Subsidiaries works (including any materials and elements created, prepared or delivered by such parties in connection therewith) and, to the Knowledge of the Company, all former consultants, independent contractors or other third parties that created, prepared or delivered such works, have entered into agreements with the Company, which agreements have been signed by each such consultant, independent contractor and third party substantially in the form or forms which have been provided to the Purchasers, specifying that (i) all right, title and interest in such works (including any materials and elements created, prepare or delivered by such parties in connection therewith) are otherwise assigned or such parties are otherwise obligated to assign such works to the Company without additional consideration and (ii) such parties have waived all their non-assignable rights (including moral rights) in such works.

(vii) To the Knowledge of the Company, no Employee or former employee and no current or former consultant or independent contractor of the Company or any of its Subsidiaries: (i) is in material violation of any term or covenant of any employment contract, patent disclosure agreement, invention assignment agreement, nondisclosure agreement, non-competition agreement or any other Contractual Obligations with any other party by virtue of such employee’s, consultant’s or independent contractor’s being employed by, or performing services for, the Company or such Subsidiary or using trade secrets or proprietary information of others without permission; or (ii) has developed any Technology or other copyrightable, patentable or otherwise proprietary work for the Company or such Subsidiary that is subject to any Contractual Obligations under which such consultant or independent contractor has assigned or otherwise granted to any third party any rights (including Intellectual Property Rights) in or to such Technology, or other copyrightable, patentable or otherwise proprietary work.

(viii) Neither the execution, delivery and performance of this Agreement or any of the other Transaction Documents nor the consummation of the transactions contemplated hereby and thereby, shall, in accordance with their terms, in and of itself: (A) constitute a material breach of or default under any instrument, license or other Contractual Obligations governing any Intellectual Property; (B) cause the forfeiture or termination by the Company or any Subsidiary of, or give rise to a right of forfeiture or termination of, any Intellectual Property; or (C) materially impair the right of the Company or any Subsidiary to use, make, market, license, sell, copy, distribute, or dispose of any Intellectual Property or portion thereof.

(ix) With the exception of (i) certain computer source code licensed to third parties and developed by the former subsidiary of Dialogic, Trisignal, none of which (other than the code developed on the V34, V42bis or V90 standards) is part of any currently shipping products of the Company, the Subsidiaries, Dialogic and its subsidiaries, (ii) small portions of Dialogic’s source code which Dialogic intentionally provides to developers to allow them to create applications to work with Dialogic’s products, the broad disclosure of which to such developers Dialogic encourages, and (iii) Project DiaStar (an open source project sponsored by Dialogic) whereby Dialogic provides certain open source components to open source developers and encourages such developers to develop solutions using the Company’s technology, Schedule 3.1(q)(ix) lists all agreements in effect immediately prior to the Closing Date pursuant to which the Company, any of its Subsidiaries and any other party authorized to act on their behalf has disclosed or delivered to any third party, or permitted the disclosure or delivery to any escrow agent or other third party of, the source code form of any Software owned or used by the Company or any of its Subsidiaries (“Source Code”).

(x) Each of the Company and its Subsidiaries conducts the business of such entity in compliance with all Applicable Laws and regulations regarding encryption technology, including the import and export thereof.

(xi) Immediately prior to the Closing Date, no Software used or distributed by the Company or any of its Subsidiaries either by itself or as part of any product is subject to any “copyleft” or other similar obligation or condition (including any obligation or condition under any “open source” license such as the GNU Public License, Lesser GNU Public License or Mozilla Public License) that does: (i) require or condition the use or distribution of such Software, Source Code, script or product on the disclosure, licensing or distribution of any Source Code for any portion of such Software, Source Code or script; or (ii) otherwise impose any limitation, restriction or condition on the right or ability of the Company or any of its Subsidiaries to use or distribute any Software, Source Code, script or product.

(xii) The privacy policy or policies of the Company and each of its Subsidiaries are set forth on the Company Websites (as defined below) of each such entity. The privacy practices of the Company and each such Subsidiary conform, and at all times during the past three years have conformed, and their use, license, sublicense and sale of any personally identifiable information collected from users at all Internet websites owned, maintained or operated by the Company and its Subsidiaries (collectively, the “Company Websites”) have complied, in all material respects to the privacy policies of such entities. The Company and each of its Subsidiaries have complied in all material respects with all contractual obligations and Applicable Law relating to (i) the privacy of users of the products and services of the Company and its Subsidiaries and all Company Websites, and (ii) the collection, storage and transfer of any personally identifiable information collected by the Company, and of its Subsidiaries or by third parties having authorized access to the books and records of the Company or its Subsidiaries. Each of the Company Websites and all materials distributed or marketed by the Company or any of its Subsidiaries have at all times during the past three years made all disclosures to users or customers required by Applicable Law, and none of such disclosures made or contained in any Company Website or in any such materials are in violation of any Applicable Law. No claims have been asserted to, or to the Knowledge of the Company, have been threatened in writing against the Company or any of its Subsidiaries by any Person alleging a violation of such Person’s privacy, personal or confidentiality rights under the privacy policies of the Company or any of its Subsidiaries.

(r) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonably prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for since October 1, 2010 and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with the market for the Company’s and such Subsidiaries’ respective lines of business.

(s) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports or on Schedule 3.1(s), none of the officers or directors of the Company or any Subsidiary and, to the Knowledge of the Company, none of the employees of the Company or any Subsidiary and none of the members of the immediate family of any officer, director or employee of the Company or any Subsidiary is presently a party to any transaction or agreement (other than the Voting Agreements) with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, such employee or such immediate family member or, to the Knowledge of the Company, any entity in which any officer, director, any such employee or any such immediate family member has a substantial interest or is an officer, director, trustee or partner.

(t) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Except as set forth on Schedule 3.1(t), since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. Except as set forth on Schedule 3.1(t), neither the Company nor any of the Subsidiaries have received any notice or correspondence from any accountant or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any Subsidiary.

(u) Solvency. Since October 1, 2010 neither the Company nor any Subsidiary has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any Knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual Knowledge of any fact which would reasonably lead a creditor to do so. The Company believes that, based on the financial condition of the Company immediately following the Closing Date, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. Following the Closing Date, the Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its Indebtedness).

(v) Certain Fees. Except as set forth in Schedule 3.1(v), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Purchaser pursuant to written agreements executed by such Purchaser which fees or commissions shall be the sole responsibility of such Purchaser) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney’s fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

(w) Private Placement; No Integrated Offering; No General Solicitation. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2(c)-(f), (i) no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents, and (ii) the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, the Subsidiaries, any of their respective affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of Trading Market. None of the Company, the Subsidiaries, their respective affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the Securities Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company. Neither the Company, the Subsidiaries nor their affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(x) Listing and Maintenance Requirements. Except as disclosed on Schedule 3.1(x), the Company has not, since October 1, 2010, received notice (written or oral) from any Eligible Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Eligible Market.

(y) Registration Rights. Except as set forth in Schedule 3.1(y), other than the registration rights granted to each of the Purchasers pursuant to the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including “piggy back” registration rights) to have any securities of the Company registered with the Commission or any other Governmental Authority that have not been satisfied.

(z) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents or the laws of its jurisdiction of incorporation that is or could become applicable to the

Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any Subsidiary.

(aa) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Purchaser is (i) an officer or director of the Company or any Subsidiary, (ii) an “affiliate” (as defined in Rule 144) of the Company or any Subsidiary or (iii) to its Knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any Subsidiary (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation of the Company and its representatives. The Company further acknowledges that no Purchaser has made any promises or commitments other than as set forth in this Agreement, including any promises or commitments for any additional investment by any such Purchaser in the Company.

(bb) Investment Company. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(cc) Sarbanes-Oxley Act. The Company is in compliance in all material respects with all applicable requirements of the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the Commission thereunder in effect as of the date of this Agreement.

(dd) Material Contracts.

(i) Each of the Material Contracts is valid, binding and enforceable against the Company or the applicable Subsidiary in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and there is no material default under any Material Contract by the Company, its Subsidiaries or, to the Knowledge of the Company, by any other party thereto, and to the Knowledge of the Company, no event has occurred that with the lapse of time or the giving of notice or both would constitute a material default thereunder.

(ii) No previous or current party to any Material Contract has given written notice to the Company or any of its Subsidiaries of, or made a claim with respect to, any breach or default thereunder that would have a Material Adverse Effect that has not been cured and the Company has no Knowledge of any notice of, or claim with respect to, any such breach or default that has not been cured.

(ee) Suppliers and Customers. Since October 1, 2010 none of the Company’s or any Subsidiaries’ suppliers, vendors, customers or lenders has: (i) terminated or cancelled a Material Contract except where such Material Contract terminated in accordance with its own termination or expiration provisions; (ii) threatened or demanded in writing to terminate or limit in any material way a Material Contract; or (iii) expressed dissatisfaction, in writing to the Company or any Subsidiary, with the performance of the Company or any

Subsidiary with respect to a Material Contract. The Company has provided to the Purchasers a list of the 10 largest suppliers and 10 largest customers of the Company and the Subsidiaries as of the date hereof, based on the dollar amount of sales for the period from January 1, 2011 through December 31, 2011.

(ff) Environmental Matters.

(i) The Company and the Subsidiaries comply and have at all times since October 1, 2010 complied with all federal, state and local laws, judgments, decrees, orders, consent agreements, authorizations, permits, licenses, rules, regulations, common or decision law (including, without limitation, principles of negligence and strict liability) relating to the protection, investigation or restoration of the environment (including, without limitation, natural resources) or the health or safety matters of humans and other living organisms, including the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Federal Clean Water Act, as amended, the Federal Clean Air Act, as amended, the Toxic Substances Control Act, or any state and local analogue (hereinafter “Environmental Laws”), except where the failure to comply would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

(ii) (A) The Company has no Knowledge of any claim, and neither it nor any Subsidiary has received notice of a written complaint, order, directive, claim, request for information or citation, and to the Company’s Knowledge no proceeding has been instituted raising a claim against the Company or any predecessor or any of their respective real properties, formerly owned, leased or operated or other assets indicating or alleging any damage to the environment or any liability or obligation under or violation of any Environmental Law and (B) neither the Company nor any Subsidiary is subject to any order, decree, injunction or other directive of any Governmental Authority.

(iii) (A) Neither the Company nor any Subsidiary has used and, to the Company’s Knowledge, no other person has used any portion of any property currently used or formerly owned, operated or leased by the Company or any Subsidiary for the generation, handling, processing, treatment, storage or disposal of any hazardous materials except in accordance with applicable Environmental Laws; (B) neither the Company nor any Subsidiary owns or operates any underground tank or other underground storage receptacle for hazardous materials, any asbestos-containing materials or polychlorinated biphenyls, and, to the Company’s Knowledge, no underground tank or other underground storage receptacle for hazardous materials, asbestos-containing materials or polychlorinated biphenyls is located in any portion of any property currently owned, operated or leased by the Company and (C) to the Company’s Knowledge, the Company has not caused or suffered to occur any releases or threatened releases of hazardous materials on, at, in, under, above, to, from or about any property currently used or formerly owned, operated or leased by the Company or any Subsidiary.

(gg) Export Controls. None of the Company, any Subsidiary or, to the Company’s Knowledge, the Company’s or a Subsidiary’s employees have violated any law pertaining to export controls, technology transfer or industrial security including, without limitation, the Export Administration Act, as amended, the International Emergency Economic Powers Act, as amended, the Arms Export Control Act, as amended, the National Industrial Security Program Operating Manual, as amended, or any regulation, order, license or other legal requirement issued pursuant to the foregoing (including, without limitation, the Export Administration Regulations and the International Traffic in Arms Regulations). Neither the Company, any Subsidiary nor, to the Company’s Knowledge, any employee of the Company or any Subsidiary is the subject of an action by a Governmental Authority that restricts such person’s ability to engage in export transactions.

(hh) Foreign Corrupt Practices Act. Except as set out in Schedule 3.1(hh), neither the Company, any Subsidiary nor, to the Company’s Knowledge, any employee of the Company or any Subsidiary (while being in the Company or the Subsidiary’s employ) has violated the United States Foreign Corrupt Practices Act, as amended, in any material respect. Except as set out in Schedule 3.1(hh), to the Company’s Knowledge, no director, officer, employee or agent of the Company or of a Subsidiary has, directly or indirectly, made or agreed to make, any unlawful or illegal payment, gift or political contribution to, or taken any other unlawful or illegal action, for the benefit of any customer, supplier, foreign or domestic governmental employee or other Person who is or may be in a position to assist or hinder the business of the Company or a Subsidiary.

(ii) No Suspension or Debarment. Neither the Company nor any Subsidiary during the last five (5) years has been and, to the Company’s Knowledge, none of their respective officers, directors, employees during the last five years has been suspended or debarred from eligibility for award of contracts with any Governmental Authority or is or was the subject of a finding of non-responsibility or ineligibility for government contracting. During the past five years, no government contracting suspension or debarment action has been threatened or commenced against the Company or a Subsidiary, or, to the Company’s Knowledge, any of its officers or employees. The Company does not have Knowledge of a valid basis, nor specific circumstances that are or, with the passage of time, would likely become a basis for the Company’s or a Subsidiary’s suspension or debarment from award of contracts with any Government Authority.

(jj) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and its outside accountants and lawyers formerly or presently employed or retained by the Company.

(kk) No Undisclosed Events, Liabilities, Developments or Circumstances. No undisclosed event, liability, development or circumstance has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company, any of the Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise) that would reasonably be expected to have or result individually or in the aggregate in a Material Adverse Effect.

(ll) Manipulation of Price. Neither the Company nor any Subsidiary has, and, to the Knowledge of the Company, no Person acting on their or any of their respective officers’ or Affiliates’ behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities or (iii) except as set forth on Schedule 3.1(ll)(iii), paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(mm) Management. Except as set forth in Schedule 3.1(mm) hereto, no current or to the Knowledge of the Company, former officer or director of the Company or any of the Subsidiaries has been the subject of:

(i) a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities;

(iv) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(v) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(vi) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than 60 days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(vii) a finding by a court of competent jurisdiction in a civil action or by the Commission or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission or any other authority has not been subsequently reversed, suspended or vacated; or

(viii) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(nn) Off Balance Sheet Arrangements. Neither the Company nor any of the Subsidiaries is a party to, or has any commitment to become a party to, any balance sheet partnership, joint venture or any similar arrangements (including any Contract relating to any transaction or relationship between or among the Company and/or any of the Subsidiaries, on the one hand, and any other Person, including any structured finance, special purpose or limited purpose Person, on the other hand), or any “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Securities Act). There is no transaction, arrangement, or other relationship between the Company or any of the Subsidiaries and an unconsolidated or other off balance sheet entity that (x) is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or (y) would reasonably be expected to have or result in a Material Adverse Effect.

(oo) No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(pp) U.S. Real Property Holding Corporation. Neither the Company nor any of the Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Purchasers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Code and the Company and each Subsidiary shall so certify upon any Purchaser’s request.

(qq) Registration Eligibility. The Company is eligible to register the Registrable Securities for resale by the Purchasers using Form S-3 promulgated under the Securities Act.

(rr) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ss) Bank Holding Company Act. Neither the Company nor any of the Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company, any of the Subsidiaries nor their respective affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company, any of the Subsidiaries nor their respective affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(tt) Public Utility Holding Act. None of the Company nor any of the Subsidiaries is a “holding company”, or an “affiliate” of a “holding company”, as such terms are defined in the Public Utility Holding Act of 2005.

(uu) Federal Power Act. None of the Company nor any of the Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(vv) Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(ww) Illegal or Unauthorized Payments; Political Contributions. Except as disclosed in Schedule 3.1(ww), neither the Company nor any of the Subsidiaries nor, to the best of the Company’s Knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of the Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of Applicable Law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of the Subsidiaries.

(xx) Money Laundering. The Company and the Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations, executive orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, without limitation, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(yy) Disclosure. All disclosure provided to the Purchasers regarding the Company and the Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of the Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of the Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under Applicable Law requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly announced or disclosed.

(zz) Voting Agreements. Each Voting Agreement (each, a “Voting Agreement”), dated as of March 22, 2012, in the form attached hereto as Exhibit E, with the stockholders set forth on Schedule 3.1(zz) (collectively, the “Principal Stockholders”) is in full force and effect.

(aaa) The Company acknowledges and agrees that each Purchaser does not make and has not made any representations or warranties with respect to the transactions contemplated hereby or by any other Transaction Document other than those specifically set forth in Section 3.2.

(bbb) The Company acknowledges that, upon the effectiveness of the Certificate of Designations, Ming Him Chan, Dion Joannou, Rajneesh Vig and Nicholas DeRoma shall be, and shall be deemed to be for all purposes under the General Corporation Law of the State of Delaware and the Certificate of Designations, the

initial Series D-1 Directors (as defined in the Certificate of Designations) pursuant to the Certificate of Designations, unless the holder of the Preferred Shares, prior to the effectiveness of the Certificate of Designations, has advised the Company otherwise, in which case such initial Series D 1 Directors shall be such other individuals as so designed by the holder of the Preferred Shares.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, as to itself only and for no other Purchaser, represents and warrants as of the date hereof (except for such representations and warranties that speak as of a specific date, which shall be made as of such specific date) to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of the Transaction Documents to which such Purchaser is a party has been duly executed by such Purchaser and, when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

(b) No Conflicts. The execution, delivery and performance of the Transaction Documents by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of such Purchaser’s certificate or articles of incorporation, bylaws or other organizational or charter documents (to the extent an entity), or (ii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any Governmental Authority to which such Purchaser is subject (including, without limitation, foreign, federal and state securities laws and regulations); except in the case of clause (i) or (ii) above, as would not, reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Purchaser to perform its obligations thereunder.

(c) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes and not with a view to distributing or reselling such Securities or any part thereof in violation of applicable securities laws, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time. Such Purchaser understands that the Securities have not been registered under the Securities Act, and therefore the Securities may not be sold, assigned or transferred unless pursuant to (i) an effective registration statement under the Securities Act with respect thereto or (ii) an available exemption from the registration requirements of the Securities Act.

(d) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

(e) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to such Purchaser’s knowledge, any other general solicitation or general advertisement.

(g) Access to Data. Such Purchaser has received and reviewed information about the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with its management and to review the Company’s facilities. Such Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The foregoing, however, does not limit or modify the representations and warranties made by the Company in this Agreement or any other provision in this Agreement or the right of the Purchasers to rely thereon. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(h) Transfer or Resale. Such Purchaser understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Purchaser shall have delivered to the Company (if requested by the Company) an opinion of counsel to such Purchaser, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(i) Certain Trading Activities. Neither such Purchaser, nor, to the knowledge of such Purchaser, any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has knowledge or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Affiliate, has, directly or indirectly, engaged or agreed to engage in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of the time that such Purchaser was first contacted by the Placement Agent (as defined below) regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by such Purchaser. “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act (as defined below) (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

(j) Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(j) Reliance on Exemptions. Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(k) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(l) Residency. Such Purchaser’s principal executive offices are in the jurisdiction set forth immediately below such Purchaser’s name on the applicable signature page attached hereto.

(m) Each Purchaser acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated hereby or by any other Transaction Document other than those specifically set forth in Section 3.1 and Section 4.1(b).

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Register; Transfer Restrictions; Legends.

(a) Register. The Company shall maintain at its principal executive offices or at the principal executive offices of Dialogic (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and the Preferred Shares in which the Company shall record the name and address of the Person in whose name the Notes and the Preferred Shares have been issued (including the name and address of each transferee), the principal amount of Notes and the number of Preferred Shares held by such Person and the number of Conversion Shares issuable upon conversion of the Notes held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Purchaser or its legal representatives.

(b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (the “Transfer Agent”) in a form acceptable to each of the Purchasers (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of each Purchaser or its respective nominee(s), for the Common Shares and for the Conversion Shares in such amounts as specified by the Company upon the conversion of the Notes. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.1(b), and stop transfer instructions to give effect to Section 3.2(h) hereof, will be given by the Company to the Transfer Agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(b), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Transfer Agent on each Effective Date (as defined in the Registration Rights Agreement). Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

(c) The Purchasers agree to the imprinting on any certificate evidencing Securities, except as otherwise permitted by this Section 4.1(c), of a restrictive legend in substantially the form as follows, together with any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Securities may be listed:

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

In addition, if any Purchaser is an Affiliate of the Company, the Securities issued to such Purchaser shall bear a customary “affiliates” legend.

The legend set forth in this Section 4.1(c) shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Securities are sold or transferred pursuant an effective registration statement (including a Registration Statement) covering the resale of such Securities covering the resale of such Securities by the Purchasers, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 without any restriction (provided that a Purchaser provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Purchaser provides the Company with an opinion of counsel to such Purchaser, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the Commission). If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Purchaser as may be required above in this Section 4.1(c) as directed by such Purchaser, either: (A) provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Conversion Shares, credit the aggregate number of shares of Common Stock to which such Purchaser shall be entitled to such Purchaser’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to such Purchaser, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of such Purchaser or its designee (the date by which such credit is so required to be made to the balance account of such Purchaser’s or such Purchaser’s nominee with DTC or such certificate is required to be delivered to such Purchaser pursuant to the foregoing is referred to herein as the “Required Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

(d) Failure to Timely Deliver; Buy-In. If the Company fails to (i) issue and deliver (or cause to be delivered) to a Purchaser by the Required Delivery Date a certificate representing the Securities so delivered to the Company by such Purchaser that is free from all restrictive and other legends or (ii) credit the balance account of such Purchaser’s or such Purchaser’s nominee with DTC for such number of Common Shares or Conversion Shares so delivered to the Company, and if on or after the Required Delivery Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend, then, in addition to all other remedies available to such Purchaser, the Company shall, within three (3) Trading Days after such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to such Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate or credit such Purchaser’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates or credit such Purchaser’s DTC account representing such number of shares of Common Stock that would have been issued if the Company timely complied with its obligations hereunder and pay cash to such Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Conversion Shares that the Company was required to deliver to such Purchaser by the Required Delivery Date times (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Required Delivery Date. For so long as any Purchaser owns Securities, the Company will not effect or publicly announce its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the shares of Common Stock.

(e) The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement secured by the Securities and, if required under the terms of such agreement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

4.2 Dilution. The Company acknowledges that the issuance of the Securities (including the Underlying Shares) will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Securities (including the Underlying Shares) pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim that the Company may have against any Purchaser.

4.3 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

4.4 Integration. The Company shall not, and shall use its reasonable best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.5 Reservation and Listing of Securities.

(a) So long as any Notes remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the maximum number of shares of Common Stock issuable upon conversion of all of the Notes (without regard to any limitations or conditions on the conversion of the Notes set forth therein).

(b) The Company shall, as applicable (i) prepare and timely file with each Trading Market an additional shares listing application covering all of the shares of Common Stock issued or issuable under the Transaction Documents, (ii) use reasonable best efforts to cause such shares of Common Stock to be approved for listing on each Trading Market as soon as practicable thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) use reasonable best efforts to maintain the listing of such Common Stock on each such Trading Market or another Eligible Market.

4.6 Securities Laws Disclosure; Publicity. Within two (2) Business Days following the Closing Date, the Company shall issue a press release reasonably acceptable to the Required Holders disclosing the transactions contemplated hereby. Within four (4) Business Days following the execution of this Agreement, the Company shall file a Current Report on Form 8-K with the Commission (the “8-K Filing”) describing the material terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement, the Registration Rights Agreement and the form of the Certificate of Designations and the Notes, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or Applicable Law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers promptly after filing. The Company shall, at least two (2) Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Purchasers for their review. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market (other than the Registration Statement, the 8-K Filing and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act, the Proxy Materials to be filed pursuant to Section 4.14 and any application to list additional shares filed with the Trading Market), without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law, Trading Market regulations or the Commission, in which case the Company shall provide the Purchasers with prior notice of such disclosure. If at any time the Purchasers do not have a designee or observer on the Company’s Board of Directors and any Purchaser has notified the Company in writing that it does not wish to receive any material nonpublic information, the Company shall not, and shall cause each of the Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any such Purchaser with any material nonpublic information regarding the Company or any of the Subsidiaries without the express written consent of such Purchaser. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions

(i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by Applicable Law and regulations (provided that in the case of clause (i) each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

4.7 Use of Proceeds. The Company shall use the proceeds from the sale of the Securities hereunder solely for general working capital purposes and the repayment of the Indebtedness of the Company described on Schedule 4.7 attached hereto.

4.8 Subsequent Placements.

(a) From the date hereof and for so long as a Threshold Purchaser (together with its Affiliates) beneficially owns (x) a Preferred Share or (y) shares of Common Stock (together with any shares of Common Stock issuable upon conversion of the Notes without regard to any limitations or conditions on the conversion of the Notes set forth therein) representing at least 10% of the number of shares of Common Stock issued or issuable pursuant to this Agreement to all Threshold Purchasers, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have complied with the provisions of this Section 4.8:

(i) The Company shall deliver to each Threshold Purchaser a written notice (the “Offer”) of any proposed or intended issuance or sale or exchange of the securities being offered (the “Offered Securities”) in any Subsequent Placement, which Offer shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons or entities to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with each Threshold Purchaser (A) a pro rata portion of the Offered Securities based on such Threshold Purchaser’s pro rata portion of the Securities then held by all Threshold Purchasers (the “Basic Amount”), and (B) with respect to each Threshold Purchaser that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Threshold Purchasers as such Threshold Purchaser shall indicate it will purchase or acquire should the other Threshold Purchasers subscribe for less than their Basic Amounts (the “Undersubscription Amount”).

(ii) To accept an Offer, in whole or in part, a Threshold Purchaser must deliver a written notice to the Company prior to the end of the ten Trading Day period after the Offer, setting forth the portion of the Threshold Purchaser’s Basic Amount that such Threshold Purchaser elects to purchase and, if such Threshold Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Threshold Purchaser elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Threshold Purchasers are less than the total of all of the Basic Amounts, then each Threshold Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Threshold Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Threshold Purchaser bears to the total Basic Amounts of all Threshold Purchasers that have subscribed for Undersubscription Amounts, subject to rounding by the Company’s Board of Directors to the extent it deems reasonably necessary.

(iii) The Company shall have 35 Trading Days from the expiration of the period set forth in Section 4.8(a)(ii) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Threshold Purchasers (the “Refused Securities”), but only to the offerees described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer.

(iv) In the event the Company shall propose to sell less than all of the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4.8(a)(iii) above), then each Threshold Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Threshold Purchaser elected to purchase pursuant to Section 4.8(a)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Threshold Purchasers pursuant to Section 4.8(a)(ii) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Threshold Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Threshold Purchasers in accordance with Section 4.8(a)(i) above.

(v) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Threshold Purchasers shall acquire from the Company, and the Company shall issue to the Threshold Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4.8(a)(iv) above if the Threshold Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Threshold Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Threshold Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Company, the Threshold Purchasers and their respective counsel.

(vi) Any Offered Securities not acquired by the Threshold Purchasers or other Persons in accordance with Section 4.8(a)(iii) above may not be issued, sold or exchanged until they are again offered to the Threshold Purchasers under the procedures specified in this Agreement.

(b) The restrictions contained in this Section 4.8 shall not apply to issuances of Excluded Stock. In addition to the foregoing, the right of participation in this Section 4.8 shall not be applicable with respect to any Threshold Purchaser and any Subsequent Placement, if (i) at the time of such Subsequent Placement, the Threshold Purchaser is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act and (ii) such Subsequent Placement is otherwise being offered only to accredited investors.

4.9 No Impairment. At all times after the date hereof, the Company will not take or permit any action, or cause or permit any Subsidiary to take or permit any action that impairs or adversely affects the rights of the Purchasers under any Transaction Document.

4.10 Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser who requests a copy in writing promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Purchaser that so requests on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Purchasers.

4.11 Indemnification. If any Purchaser or any of its Affiliates or any officer, director, partner, controlling person, employee or agent of a Purchaser or any of its Affiliates or any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by the Transaction Documents) (each, a “Related Person”) becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of (i) the execution, delivery, performance or enforcement of any of the Transaction Documents or (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, the Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses (including the reasonable costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from such Purchaser’s or Related Person’s gross negligence or willful misconduct. In addition, the Company shall indemnify and hold harmless each Purchaser and Related Person from and against any and all Losses, as incurred, arising out of or relating to any misrepresentation or breach by the Company or any Subsidiary of any of the representations, warranties or covenants made by the Company or any Subsidiary in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach or misrepresentation. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company or any Subsidiary may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. If the Company or any Subsidiary breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or Applicable Law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 4.11 shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

4.12 Stockholders Rights Plan. No claim will be made or enforced by the Company or any other Person that any Purchaser is an “Acquiring Person” or any similar term under any stockholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.13 Voting Agreement. The Company shall use its reasonable best efforts to effectuate the transactions contemplated by each of the Voting Agreements. The Company shall not amend or waive any provision of any Voting Agreement and shall enforce the provisions of the Voting Agreements in accordance with its respective terms. If any Principal Stockholder breaches any provisions of its Voting Agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of such Voting Agreement in accordance with Section 3.2 of the applicable Voting Agreement. In addition, if the Company receives any notice from any Principal Stockholder pursuant to a Voting Agreement, the Company shall promptly, but in no event later than two (2) Business Days, deliver a copy of such notice to each Purchaser.

4.14 Stockholder Approval. The Company shall provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be called as promptly as practicable after the date hereof, but in no event later than June 30, 2012 (the “Stockholder Meeting Deadline”), a proxy statement, in a form reasonably acceptable to the Required Holders after review by Schulte Roth & Zabel LLP at the expense of the Company, soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (the “Resolutions”) providing for the issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law and the rules and regulations of the Trading Market (such affirmative approval being referred to herein as the “Stockholder Approval” and the date such approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts, the Stockholder Approval is not obtained at the Stockholder Meeting, the Company shall cause an additional Stockholder Meeting to be held each calendar quarter thereafter until Stockholder Approval is obtained.

ARTICLE V.

CONDITIONS

5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except to the extent such representations and warranties are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing as though made on and as of such time.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect.

(e) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on an Eligible Market.

(f) Legal Opinions. The Purchasers shall have received the opinion of Company’s legal counsel, in the form attached hereto as Exhibit F.

(g) Secretary of State Certificates. The Purchasers shall have received certificates, as of a recent date, of the Secretary of State of Delaware showing the Company to be validly existing in its jurisdiction of organization and in good standing.

(h) Officer’s Certificates of Company. The Purchasers shall have received a certificate signed by an authorized officer of the Company dated as of the Closing Date certifying that (i) attached thereto are true and complete copies of all organizational documents thereof, together with any and all amendments thereto, and that the same are in full force and effect, (ii) attached thereto are true and complete copies of resolutions adopted by the Company’s Board of Directors, authorizing the execution, delivery and performance by the Company of the Transaction Documents to which it is a party, and that the same are in full force and effect, and (iii) attached thereto is a complete and correct list of the committees and subcommittees of the Company’s Board of Directors, the authorized number of directors on each such committee and on each such subcommittee (in accordance with their respective organizational documents and any resolutions of such committee or subcommittee, respectively, or of the Board of Directors) and the names of the directors who are members of such committees and subcommittees, respectively.

(i) Closing Certifications of the Company. The Purchasers shall have received a certificate signed by an authorized officer of the Company certifying that, as of the Closing Date, each of the conditions set forth in this Section 5.1 has been satisfied (except to the extent waived in writing by the Purchasers).

(j) Transaction Documents. The Company shall have duly executed and delivered to such Purchaser (A) each of the Transaction Documents to which it is a party, (B) such aggregate number of Common Shares as is set forth across from such Purchaser’s name in column (3) of the Schedule of Purchasers, (C) such aggregate principal amount of Notes as is set forth across from such Purchaser’s name in column (4) of the Schedule of Purchasers, and (D) such aggregate number of Preferred Shares as is set forth across from such Purchaser’s name in column (5) of the Schedule of Purchasers.

(k) Certificate of Designations. The Certificate of Designations in the form attached hereto as Exhibit A shall have been filed with the Secretary of State of the State of Delaware and shall be in full force and effect, enforceable against the Company in accordance with its terms and shall not have been amended, and the Company shall have delivered to each Purchaser receiving Preferred Shares a copy of such filed Certificate of Designations certified by the Secretary of State of the State of Delaware.

(l) Voting Agreements. Each Voting Agreement shall be in full force and effect.

(m) New Directors. The Company shall have duly executed and delivered to such Purchaser a written consent of the Board of Directors of the Company appointing the persons listed on Schedule 5.1(m) (the “New Directors”) attached hereto as directors of the Company and as members of the committees specified on Schedule 5.1(m).

(n) Resignation Letters. The Company shall have delivered resignation letters from the members of the Company’s Board of Directors listed on Schedule 5.1(n) attached hereto.

(o) Indemnification Agreements. The Company shall have duly executed and delivered to such Purchaser the Indemnification Agreements, each in the form of Exhibit G hereof, by and between the Company and each of the New Directors.

5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects (except to the extent such representations and warranties are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing as though made on and as of such date.

(b) Purchase Price. Such Purchaser shall have delivered to the Company such Purchaser’s Purchase Price, by delivering such Purchaser’s Cash Amount, Applied Principal Amount, Applied Interest Amount and/or Applied Premium Amount, as applicable, pursuant to and in accordance with Section 2.4, for the Common Shares, the Notes and the Preferred Shares, as applicable, being purchased by such Purchaser at the Closing. The amount of any Stockholder’s Applied Principal Amount and Stockholder’s Applied Interest Amount shall be deemed cancelled effective as of the Closing.

(c) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing.

(d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

ARTICLE VI.

MISCELLANEOUS

6.1 Cash Payments. The parties hereto acknowledge and agree, notwithstanding anything to the contrary contained in the Transaction Documents, that any cash payments required to be made by the Company or a Subsidiary in any of the Transaction Documents while either Senior Facility is outstanding shall only be made if allowed under each such Senior Facility or with the prior written consent of the lenders thereunder.

6.2 Fees and Expenses. The Company shall reimburse Tennenbaum or its designee(s) for all actual and documented costs and expenses incurred by it or its affiliates in connection with the transactions contemplated by the Transaction Documents (including, without limitation, all reasonable legal fees and disbursements in connection therewith, structuring, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence and regulatory filings in connection therewith) (the “Transaction Fees”). Such reimbursement shall promptly be made by the Company upon Tennenbaum’s request. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC fees or broker’s commissions (other than for Persons engaged by any Purchaser) relating to or arising out of the transactions contemplated hereby (including, without limitation, any fees payable to Stifel Nicolaus Weisel (the “Placement Agent”), who is the Company’s sole placement agent in connection with the transactions contemplated by this Agreement). The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Purchasers.

6.3 Entire Agreement. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Purchasers, the Company, the Subsidiaries, their affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Purchaser has entered into with the Company or any of the Subsidiaries prior to the date hereof with respect to any prior investment made by such Purchaser in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of the Subsidiaries, or any rights of or benefits to any Purchaser or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of the Subsidiaries and any Purchaser and all such agreements shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. The Company has not, directly or indirectly, made any agreements with any Purchasers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Purchaser has made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for each Purchaser to enter into this Agreement, the Company expressly acknowledges and agrees that (i) no due diligence or other investigation or inquiry conducted by a Purchaser, any of its advisors or any of its representatives shall affect such Purchaser’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (ii) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Reports,” nothing contained in any of the SEC Reports shall affect such Purchaser’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

6.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided under this Agreement or any other Transaction Document shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, specifying next business day delivery or (iv) upon actual receipt by the party to whom such notice is required to be given if delivered by hand. The address for such notices and communications shall be as follows:

If to the Company:	Dialogic Inc. 9800 Cavendish Blvd., Suite 500, Montreal, Quebec, Canada H4M 2V9 Telephone: (514) 832-3577 Facsimile: (514) 745-0055 Attention: Anthony Housefather, EVP and General Counsel

With a copy to:	Cooley LLP 3175 Hanover Street Palo Alto, CA 94304 Telephone: (650)843-5000 Facsimile: 650/849-7400 Attention: Jim Fulton

If to the Transfer Agent	Computershare 520 Pike Street Suite 1220 Seattle WA 98101 Telephone: (206) 674-3050 Facsimile: (206) 674-3059 Attention: Lisa Porter, Relationship Manager

If to a Purchaser:	To its address and facsimile number set forth on the Schedule of Purchasers, with copies to such Purchaser’s representatives as set forth on the Schedule of Purchasers.

With a copy (for information purposes only) to:	Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10028 Telephone: (212) 756-2000 Facsimile: (212) 593-5955 Attention: Eleazer N. Klein, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person by two (2) Trading Days’ prior notice to the other party in accordance with this Section 6.4.

6.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Required Holders and the Company, or, in the case of a waiver, by the Required Holders. Any waiver executed by the Required Holders shall be binding on the Company, all Purchasers hereunder and all holders of Notes. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.

6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof and of the applicable Transaction Documents that apply to the “Purchasers.” Notwithstanding anything to the contrary herein, Securities may be pledged to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

6.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.11 and may enforce the provisions of such Sections directly against the parties with obligations thereunder.

6.9 Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (except for matters governed by corporate law in the State of Delaware), without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this agreement (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys’ fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and conversion of the Securities. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

6.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) filed of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature page were an original thereof.

6.12 Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or the Subsidiaries (as the case may be), or payable to or received by any of the Purchasers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under Applicable Law) exceed amounts permitted under any Applicable Law. Accordingly, if any obligation to pay, payment made to any Purchaser, or collection by any Purchaser pursuant the Transaction Documents is finally judicially determined to be contrary to any such Applicable Law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Purchaser, the Company and the Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the Applicable Law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Purchaser, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Purchaser under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Purchaser under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of Applicable Law, such amounts shall be pro-rated over the period of time to which they relate.

6.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Purchasers. The Company therefore agrees that the Purchasers shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

6.16 Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to any of the other Transaction Documents or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company or any Subsidiary by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.17 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under Applicable Law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to the Transaction Documents from the effective date forward, unless such application is precluded by Applicable Law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

6.18 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no

Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. The Company hereby confirms that it understands and agrees that the Purchasers are not acting as a “group” as that term is used in Section 13(d) of the Exchange Act. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

6.19 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or a price per share shall be amended to appropriately account for such event.

6.20 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6.21 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

DIALOGIC INC.

By:	/s/ Anthony Housefather
Name: Anthony Housefather
Title: Secretary

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

PURCHASERS

TENNENBAUM OPPORTUNITIES PARTNERS V, LP

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Partner

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

PURCHASERS

SPECIAL VALUE OPPORTUNITIES FUND, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Partner

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

PURCHASERS

SPECIAL VALUE EXPANSION FUND, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Partner

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

EAS SERIES C INVESTMENTS, L.P.

By:	EAS Series C Investments GP, LLC
Its:	General Partner

By:	/s/ Jonathan Bilzin
Name: Jonathan Bilzin
Title: Co-Managing Director

By:	/s/ Edward F. Glassmeyer
Edward F. Glassmeyer
Co-Managing Director

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTCORP INTERNATIONAL INC.

By:	/s/ Hazem Ben-Gacem
Name: Hazem Ben-Gacem
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTCORP INTERNATIONAL INC.

By:	/s/ Savio W. Tung
Name: Savio W. Tung
Title: Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

APS KBUS 17 NR. 2101

By:	/s/ Nick Jensen
Name: Nick Jensen
Title: Owner

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

GW INVEST APS

By:	/s/ M. Konnerup
Name: M. Konnerup
Title: CEO

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

PIERRE MCMASTER

By:	/s/ Pierre McMaster
Name:
Title:

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF PURCHASERS

(1)	(2)	(3)	(4)		(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)
Purchaser	Address and Facsimile Number	Number of Common Shares	Principal Amount of Notes[1]		Number of Preferred Shares	Applied Principal Amount	Applied Interest Amount	Applied Premium Amount	Cash Amount	Stockholder’s Applied Principal Amount	Stockholder’s Applied Interest Amount	Purchase Price	Legal Representative’s Address and Facsimile Number
Special Value Expansion Fund, LLC	2951 28th Str., Suite 1000 Santa Monica, CA 90405 Attention: Raj Vig and General Counsel Email: raj.vig@tennenbaum capital.com	0	$4,901,181.60	[2]	0	$4,154,302.67	$409,665.94	$207,715.13	$0	$76,604.18	$52,893.68	$4,901,181.60	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone:(212) 756-2000

[1]	Conversion Price for Notes to be $1.00 unless otherwise indicated below.
[2]	Two Notes to be issued: (i) a Note with a principal amount of $4,491,515.66 and a Conversion Price of $1.00, and (ii) a Note with a principal amount of $409,665.94 and a Conversion Price of $0.87.

Special Value Opportunities Fund, LLC	2951 28th Str., Suite 1000 Santa Monica, CA 90405 Attention: Raj Vig and General Counsel Email: raj.vig@tennenbaumcapital.com	0	$11,615,800.45	[3]	0	$9,845,697.33	$970,908.29	$492,284.87	$0	$181,551.93	$125,358.03	$11,615,800.45	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone:(212) 756-2000

Tennenbaum Opportunities Partners V, LP	2951 28th Str., Suite 1000 Santa Monica, CA 90405 Attention: Raj Vig and General Counsel Email: raj.vig@tennenbaumcapital.com	0	$18,377,699.12	[4]	1	$16,000,000.00	$1,577,799.12	$800,000.00	$0	$0	$0	$18,377,799.12	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone:(212) 756-2000

EAS Series C Investments, L.P.	430 Park Avenue New York, NY 10022	0	$565,378.71		0	$0	$0	$0	$0	$334,468.57	$230,910.14	$565,378.71

[3]	Two Notes to be issued: (i) a Note with a principal amount of $10,644,892.16 and a Conversion Price of $1.00, and (ii) a Note with a principal amount of $970,908.29 and a Conversion Price of $0.87.
[4]	Two Notes to be issued: (i) a Note with a principal amount of $16,799,900.00 and a Conversion Price of $1.00, and (ii) a Note with a principal amount of $1,577,799.12 and a Conversion Price of $0.87.

Investcorp International Inc.	280 Park Avenue 36th Floor West New York, NY	0	$760,716.12	0	$0	$0	$0	$0	$450,000.00	$310,716.12	$760,716.12

ApS KBUS 17 nr. 2101CVR-No. 26 77 54 77	Vedbaek Strandvej 321 DK-2950 Vedbaek Denmark Attention: Nick Jensen	0	$1,303,567.21	0	$0	$0	$0	$0	$771,122.40	$532,444.81	$1,303,567.21

GW Invest ApS	Virumgaardsvej 17A DK-2830 Virum Denmark Attention: Mikael Konnerup Email: mk@dico.dk	0	$1,303,567.21	0	$0	$0	$0	$0	$771,122.40	$532,444.81	$1,303,567.21

Pierre McMaster	136 Fairways Christchurch, Barbados Email: pierre.mcmaster@gmail.com	0	$701,803.76	0	$0	$0	$0	$0	$415,130.52	$286,673.24	$701,803.76

SCHEDULE OF LOAN AGREEMENTS

1. Loan Agreement, dated as of August 19, 2009, by and between EAS Series C Investments, L.P. (as Lender) and Dialogic Corporation (as Borrower). As of April 10, 2012, the outstanding principal amount of the loan pursuant to such agreement is $334,468.57 and the accrued and unpaid interest on such loan is $230,910.14.

2. Loan Agreement, dated as of August 19, 2009, by and between Special Value Expansion Fund, LLC (as Lender) and Dialogic Corporation (as Borrower). As of April 10, 2012, the outstanding principal amount of the loan pursuant to such agreement is $76,604.18 and the accrued and unpaid interest on such loan is $52,893.68.

3. Loan Agreement, dated as of August 19, 2009, by and between Special Value Opportunities Fund, LLC (as Lender) and Dialogic Corporation (as Borrower). As of April 10, 2012, the outstanding principal amount of the loan pursuant to such agreement is $181,551.93 and the accrued and unpaid interest on such loan is $125,358.03.

4. Loan Agreement, dated as of August 19, 2009, by and between Investcorp International Inc. (as Lender) and Dialogic Corporation (as Borrower). As of April 10, 2012, the outstanding principal amount of the loan pursuant to such agreement is $450,000 and the accrued and unpaid interest on such loan is $310,716.12.

5. Loan Agreement, dated as of August 19, 2009, by and between DialMiNi ApS (as Lender) and Dialogic Corporation (as Borrower). As of April 10, 2012, the outstanding principal amount of the loan pursuant to such agreement is $1,542,244.80 and the accrued and unpaid interest on such loan is $1,064,889.62. This Loan Agreement was assigned by DialMiNi ApS to ApS KBUS 17 nr. 2101CVR-No. 26 77 54 77 and GW Invest ApS in equal shares.

6. Loan Agreement, dated as of August 19, 2009, by and between Pierre McMaster (as Lender) and Dialogic Corporation (as Borrower). As of April 10, 2012, the outstanding principal amount of the loan pursuant to such agreement is $415,130.52 and the accrued and unpaid interest on such loan is $286,673.24.

*****

ANNEX C

DIALOGIC INC.

AMENDED & RESTATED 2006 EQUITY INCENTIVE PLAN

AMENDED AND RESTATED BY THE BOARD: APRIL 30, 2011

APPROVED, AS AMENDED AND RESTATED, BY THE STOCKHOLDERS: MAY 27, 2011

AS FURTHER AMENDED, EFFECTIVE [AUGUST             , 2012]

TERMINATION DATE: JUNE 28, 2016

1. GENERAL.

(a) Successor and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the Veraz Networks, Inc. 2001 Equity Incentive Plan (the “Prior Plan”). Following the Effective Date, no additional stock awards shall be granted under the Prior Plan. Any shares remaining available for issuance pursuant to the exercise of options or settlement of stock awards under the Prior Plan shall become available for issuance pursuant to Stock Awards granted hereunder. Any shares subject to outstanding stock awards granted under the Prior Plan that expire or terminate for any reason prior to exercise or settlement shall become available for issuance pursuant to Stock Awards granted hereunder. On the Effective Date, all outstanding stock awards granted under the Prior Plan shall be deemed to be stock awards granted pursuant to the Plan, but shall remain subject to the terms of the Prior Plan with respect to which they were originally granted. All Stock Awards granted subsequent to the effective date of this Plan shall be subject to the terms of this Plan.

(b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors and Consultants.

(c) Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, (iv) Restricted Stock Unit Awards, (v) Stock Appreciation Rights, (vi) Performance Stock Awards, and (vii) Other Stock Awards.

(d) Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2. ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how each Stock Award shall be granted; (C) what type or combination of types of Stock Award shall be granted; (D) the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Stock Award fully effective.

(iii) To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv) To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To effect, at any time and from time to time, with the consent of any adversely affected Participant, (1) the reduction of the exercise price of any outstanding Option or the strike price of any outstanding Stock Appreciation Right; (2) the cancellation of any outstanding Option or Stock Appreciation Right and the grant in substitution therefor of (a) a new Option or Stock Appreciation Right under the Plan or another equity plan of the Company covering the same or different number of shares of Common Stock, (b) a Restricted Stock Award, (c) a Restricted Stock Unit Award, (d) an Other Stock Award, (e) cash, and/or (f) other valuable consideration as determined by the Board in its sole discretion; or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, stockholder approval shall be required for any amendment of the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of Stock Awards available for issuance under the Plan, but in each of (i) through (v) only to the extent required by applicable law or listing requirements. Except as provided above, rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (i) Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (ii) Section 422 of the Code regarding Incentive Stock Options, or (iii) Rule 16b-3.

(ix) To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Stock Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Stock Award into compliance with Section 409A of the Code and the related guidance thereunder.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (I) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (II) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (B) delegate to a Committee who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Delegation to Officers. The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Officers and Employees of the Company or any of its Subsidiaries to be recipients of Options (and, to the extent permitted by Delaware law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Officers and Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officers, the vesting schedule for such Stock Awards, any limitations on the size of Stock Awards that may be granted, and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards granted will be on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions regarding such delegation. Notwithstanding anything to the contrary in this Section 2(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 13(v)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards under the Plan (including any Stock Awards granted under the Israeli Sub-Plan) on the date of our 2012 annual meeting shall be 7,402,063 shares, which is the sum of (a) 4,543,017 shares, which was the total reserve that our stockholders approved at our 2011 annual meeting of stockholders, (b) 1,259,046 shares, which were added to the total reserve on January 1, 2012 by operation of the following sentence, and (c) 1,600,000 shares that our stockholders approved at our 2012 annual meeting of stockholders. As approved by our stockholders at our 2011 annual meeting, the number of shares of Common Stock available for issuance under the Plan shall automatically increase on January 1st of each year commencing in 2012 and ending on (and including) January 1, 2016, in an amount equal to four percent (4%) of the total number of shares of Common Stock outstanding on

December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance shall not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If any (i) Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, (iii) a Stock Award is settled in cash, (iv) if any shares of Common Stock are cancelled in accordance with the cancellation and regrant provisions of Section 2(b)(v), then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”) or an appreciation distribution in respect of a Stock Appreciation Right is paid in shares of Common Stock, the number of shares subject to the Stock Award that are not delivered to the Participant shall remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan.

(c) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 3(c), subject to the provisions of Section 9(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be 10,000,000 shares of Common Stock.

(d) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code, (ii) the Stock Awards comply with the distribution requirements of Section 409A of the Code or (iii) the Stock Awards are otherwise exempt from Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Section 162(m) Limitation. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than 500,000 shares of Common Stock.

(d) Consultants. A Consultant shall be eligible for the grant of a Stock Award only if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is available to register either the offer or the sale of the Company’s securities to such Consultant.

5. OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall conform to (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Option is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, Section 424(a) of the Code.

(c) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 5(c) are:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(d) Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine, including whether the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option and receive the Common Stock or other consideration resulting from such exercise. If the Option Agreement is silent on the transferability of the Options, and in the absence of any other determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner that is not prohibited by applicable tax and securities laws upon the Optionholder’s request. Except as explicitly provided herein, an Option may not be transferred for consideration.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order, provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(e) Vesting of Options Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 5(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(g) Extension of Termination Date. An Optionholder’s Option Agreement may provide that, and for all Options granted on or after the date that this Plan is approved by the Company’s stockholders in 2011 unless otherwise provided in the Option Agreement, if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause or upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. In addition, unless otherwise provided in a Participant’s Option Agreement, if the sale of any Common Stock received upon exercise of an Option following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option as set forth in the applicable Option Agreement.

(h) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the

Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(j) Termination for Cause. In the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate immediately and cease to remain outstanding.

(k) Non-Exempt Employees. No Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Option is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Option Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any such vested Options may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(k) shall apply to all Stock Awards and are incorporated by reference herein.

6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company; (B) past or future services actually or to be rendered to the Company or an Affiliate; or (C) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code hereby incorporate terms and conditions necessary to avoid the consequences of Section 409A(a)(1) of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award.

(c) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Term. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Appreciation Right Agreement.

(ii) Strike Price. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

(iii) Calculation of Appreciation. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price.

(iv) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi) Payment. The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and set forth in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii) Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates (other than for Cause), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(viii) Termination for Cause. Except as explicitly provided otherwise in an Participant’s Stock Appreciation Right Agreement, in the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate upon the termination date of such Participant’s Continuous

Service, and the Participant shall be prohibited from exercising his or her Stock Appreciation Right from and after the time of such termination of Continuous Service.

(ix) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Stock Appreciation Rights granted under the Plan that are not exempt from the requirements of Section 409A of the Code hereby incorporate terms and conditions necessary to avoid the consequences described in Section 409A(a)(1) of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(d) Performance Stock Awards. A Performance Stock Award is either a Restricted Stock Award or Restricted Stock Unit Award that is granted or that vests based on the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service beyond the Performance Period. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum award that may be granted to any Participant in a calendar year attributable to Performance Stock Awards described in this Section 6(d) shall not exceed the value of 500,000 shares of Common Stock. In addition, to the extent permitted by applicable law and the applicable Stock Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(e) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify. The Company shall have no duty or obligation to any holder of a Stock Award to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8. MISCELLANEOUS.

(a) Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock pursuant to such exercise has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Stock Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or that do not comply with the rules shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Stock Award Agreement.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly with at www.sec.gov (or any successor website thereto), or posted on the Company’s intranet.

(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j) Compliance with Section 409A. To the extent that the Board determines that any Stock Award granted under the Plan is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences described in Section 409A(a)(1) of the Code, and to the extent a Stock Award Agreement is silent on a term necessary for compliance, such term is hereby incorporated by reference into the Stock Award Agreement. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted to the greatest extent possible in compliance with the exemptions from and the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Stock Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Board may adopt such amendments to the Plan and the applicable Stock Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance. Unless the Stock Award Agreement specifically provides otherwise, if the shares of Common Stock are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code.

9. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 4(c) and 6(d); and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in a Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv) arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received immediately prior to the effective time of the Corporate Transaction upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action with respect to all Stock Awards or portions thereof or with respect to all Participants.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. A Stock Award may vest as to all or any portion of the shares subject to the Stock Award (i) immediately upon the occurrence of a Change in Control, whether or not such Stock Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a

Participant’s Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control. In the absence of such provisions, no such acceleration shall occur.

10. TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner, the Plan shall terminate on June 28, 2016, which is the day before the tenth (10th) anniversary of the date the Plan was first adopted by the Board. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

11. EFFECTIVE DATE OF PLAN.

The Plan, prior to its amendment and restatement, originally became effective on April 4, 2007, the date of the Company’s initial public underwritten offering.

12. CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Annual Meeting” means the annual meeting of the stockholders of the Company.

(c) “Board” means the Board of Directors of the Company.

(d) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(e) “Cause” means with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(f) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board.

For avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of the Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement;

provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

To the extent required for compliance with Section 409A of the Code, in no event shall a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Dialogic Inc. (formerly known as Veraz Networks, Inc.), a Delaware corporation.

(k) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(l) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an “Affiliate,” as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board of the chief executive officer of the Company, including sick leave, military leave or any other personal leave; or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service shall be made, and such term shall be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(m) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

To the extent required for compliance with Section 409A of the Code, in no event shall an event be deemed a Corporate Transaction if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(n) “Covered Employee” shall have the meaning provided in Section 162(m) of the Code.

(o) “Director” means a member of the Board.

(p) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) and 409A(a)(2)(c)(i) of the Code.

(q) “Effective Date” means April 4, 2007, as set forth in Section 11.

(r) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(s) “Entity” means a corporation, partnership, limited liability company or other entity.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(v) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Section 409A of the Code.

(w) “Incentive Stock Option” means an Option which qualifies as an “incentive stock option” within the meaning of Sections 409A and 422 of the Code and the regulations promulgated thereunder.

(x) “Israeli Sub-Plan” means the Company’s 2003 Israeli Share Option Plan.

(y) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z) “Nonstatutory Stock Option” means an Option that does not qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(cc) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(dd) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ee) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ff) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(gg) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(hh) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) margin, including gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre- and after-tax income; (xiv) pre-tax profit; (xv) operating cash flow; (xvi) sales or revenue targets; (xvii) orders and revenue; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) stockholders’ equity; (xxxi) quality measures; (xxxii) capital expenditures; (xxxiii) debt levels; (xxxiv) operating profit or net operating profit; (xxxv) workforce diversity; (xxxvi) billings; and (xxxvii) to the extent that a Stock Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(kk) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the satisfaction of the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. At the time of the grant of any Stock Award, the Board is authorized to determine whether, when calculating the attainment of Performance Goals for a Performance Period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and/or the award of bonuses under the Company’s bonus plans and (x) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(ll) “Performance Period” means one or more periods of time, which may be of varying and overlapping duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award.

(mm) “Performance Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(nn) “Plan” means this Dialogic Inc. Amended and Restated 2006 Equity Incentive Plan.

(oo) “Prior Plan” means the Company’s 2001 Equity Incentive Plan as in effect immediately prior to the Effective Date.

(pp) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(rr) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(tt) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu) “Securities Act” means the Securities Act of 1933, as amended.

(vv) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 6(c).

(ww) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(xx) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award, or any Other Stock Award.

(yy) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(zz) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) .

(aaa) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the stockholder meeting date.

DIALOGIC INC.

INTERNET http://www.proxyvoting.com/dlgc

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760 OUTSIDE U.S. OR CANADA

1-201-680-6599

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS, AND “FOR” ITEMS 2 THROUGH 6. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING, THE PERSONS NAMED ON THIS PROXY WILL VOTE THOSE MATTERS IN ACCORDANCE WITH THEIR BEST JUDGMENT.

Please mark your votes as indicated in this example X

FOR WITHHOLD *EXCEPTIONS

ALL FOR ALL

1. ELECTION OF DIRECTORS

Nominees:

01 Dion Joannou

02 Patrick S. Jones

03 W. Michael West

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

FOR AGAINST ABSTAIN

2. Proposal to approve the issuance of shares of Dialogic Inc.’s common stock issuable upon the exercise of warrants issued pursuant to the subscription agreement entered into by and among Dialogic Inc. and certain investors on March 22, 2012, as amended, as described in the accompanying proxy statement.

3. Proposal to approve the issuance of shares of Dialogic Inc.’s common stock issuable upon the conversion of convertible notes issued pursuant to the securities purchase agreement entered into by and among Dialogic Inc. and certain investors on April 11, 2012, as amended, as described in the accompanying proxy statement.

4. Proposal to approve a stock option exchange program that will permit eligible employees and directors to surrender certain outstanding stock options for cancellation in exchange for a new stock option to purchase a lesser number of shares, as described in the accompanying proxy statement.

5. Proposal to approve Dialogic Inc.’s Amended and Restated 2006 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 1,600,000 shares and to approve the plan’s performance criteria and award limits.

6. Proposal to ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the independent registered public accounting firm of Dialogic Inc. for the fiscal year ending December 31, 2012.

Mark Here for Address Change or Comments

SEE REVERSE

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NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature Signature Date

You can now access your Dialogic Inc. account online.

Access your Dialogic Inc. account online via Investor ServiceDirect® (ISD).

The transfer agent for Dialogic Inc. now makes it easy and convenient to get current information on your shareholder account.

• View account status • View payment history for dividends

• View certificate history • Make address changes

• View book-entry information • Obtain a duplicate 1099 tax form

Visit us on the web at http://www.cpushareownerservices.com For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163 OUTSIDE U.S. OR CANADA: 1-201-680-6578

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at http://www.cpushareownerservices.com where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Dialogic Inc. Annual Meeting of Stockholders. The Proxy Statement and the 2011 Annual Report to Stockholders are available at: http://shareowner.mobular.net/shareowner/dlgc

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PROXY DIALOGIC INC.

2012 Annual Meeting of Stockholders – August 8, 2012

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the 2012 Annual Meeting of Stockholders of Dialogic Inc. and the accompanying proxy statement, and hereby appoints John Hanson, Anthony Housefather and Iasmine Klauber, and each of them, with power to act without the others and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Dialogic Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2012 Annual Meeting of Stockholders of Dialogic Inc. to be held August 8, 2012 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

Address Change/Comments

(Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES P.O. BOX 3550

SOUTH HACKENSACK, NJ 07606-9250

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(Continued and to be marked, dated and signed, on the other side) 26146

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